UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12
Hyatt Hotels Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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2018	Annual Meeting of Stockholders and Proxy Statement

Wednesday, May 16, 2018 at 9:30 a.m., Local Time

150 North Riverside Plaza, Chicago, Illinois 60606

150 North Riverside Plaza, Chicago, IL 60606 • Tel: 312.750.1234

www.hyatt.com

April 5, 2018

Dear Stockholder:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Hyatt Hotels Corporation to be held at 150 North Riverside Plaza, Chicago, Illinois, 60606, on Wednesday, May 16, 2018, at 9:30 a.m., local time.

At the Annual Meeting you will be asked to (1) elect three directors to our board of directors, (2) ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, (3) approve, on an advisory basis, the compensation paid to our named executive officers, and (4) transact any other business as properly may come before the Annual Meeting or any adjournment or postponement thereof.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote on the Internet, by telephone or by completing and mailing a proxy card. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the Annual Meeting. If you do attend the Annual Meeting, you may withdraw your proxy should you wish to vote in person. Please read the enclosed information carefully before voting.

Sincerely,

Thomas J. Pritzker Executive Chairman of the Board	Mark S. Hoplamazian President and Chief Executive Officer

HYATT HOTELS CORPORATION

150 North Riverside Plaza

Chicago, Illinois 60606

Notice of Annual Meeting of Stockholders

To Be Held May 16, 2018

NOTICE HEREBY IS GIVEN that the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Hyatt Hotels Corporation (“Hyatt”) will be held at 150 North Riverside Plaza, Chicago, Illinois, 60606, on Wednesday, May 16, 2018, at 9:30 a.m., local time, for the following purposes:

1.	To elect three directors to hold office until the 2021 annual meeting of stockholders;

2.	To ratify the appointment of Deloitte & Touche LLP as Hyatt’s independent registered public accounting firm for the fiscal year ending December 31, 2018;

3.	To conduct an advisory vote to approve the compensation paid to our named executive officers; and

4.	To transact any other business as properly may come before the Annual Meeting or any adjournment or postponement thereof.

Information relating to the above matters is set forth in the attached proxy statement. Stockholders of record at the close of business on March 23, 2018 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

This Notice of Annual Meeting of Stockholders, proxy statement and proxy card are being sent to stockholders beginning on or about April 5, 2018.

By Order of the Board of Directors

Margaret C. Egan

Executive Vice President, General Counsel

and Secretary

Chicago, Illinois

April 5, 2018

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on May 16, 2018.

The proxy statement for the Annual Meeting and Annual Report for the fiscal year ended December 31, 2017 are available at http://wfss.mobular.net/wfss/h/.

PLEASE CAREFULLY READ THE ATTACHED PROXY STATEMENT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD BY MAIL. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

ARTICLE I: PROXY MATERIALS AND ANNUAL MEETING		1
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
1. Q:	Why am I receiving these materials?	1
2. Q:	When and where is the Annual Meeting?	1
3. Q:	What is the purpose of the Annual Meeting?	1
4. Q:	How can I attend the Annual Meeting?	1
5. Q:	What should I do if I receive more than one set of proxy materials?	2
6. Q:	What is the difference between holding shares as a record holder versus a beneficial owner?	2
7. Q:	Who can vote and how do I vote?	2
8. Q:	What are my voting choices, and how many votes are required for approval or election?	3
9. Q:	How will Hyatt’s dual class ownership structure impact the outcome of the voting at the Annual Meeting?	3
10. Q:	How will voting agreements entered into with or among Hyatt’s major stockholders impact the outcome of the voting at the Annual Meeting?	3
11. Q:	What is the effect of a “withhold” or an “abstain” vote on the proposals to be voted on at the Annual Meeting?	4
12. Q:	What is the effect of a “broker non-vote” on the proposals to be voted on at the Annual Meeting?	4
13. Q:	Who counts the votes?	4
14. Q:	Revocation of proxy: May I change my vote after I return my proxy?	5
15. Q:	What if I sign and return a proxy card but do not specify a choice for a matter when returning the proxy?	5
16. Q:	What constitutes a quorum?	5
17. Q:	Where can I find the voting results of the Annual Meeting?	5
18. Q:	Who will pay the costs of soliciting these proxies?	5
19. Q:	What happens if additional matters are presented at the Annual Meeting?	5
20. Q:	What is the deadline under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for stockholders to propose actions to be included in our proxy statement relating to our 2019 annual meeting of stockholders and identified in our form of proxy relating to the 2019 annual meeting?	5
21. Q:	What is the deadline under our bylaws for stockholders to nominate persons for election to the board of directors or propose other matters to be considered at our 2019 annual meeting of stockholders?	6
22. Q:	How do I submit a potential director nominee for consideration by the board of directors for nomination?	6

ARTICLE IX: MISCELLANEOUS	63
Availability Of Annual Report on Form 10-K	63
List of the Company’s Stockholders	63
Delivery of Proxy Materials to Households	63
Other Matters That May Come Before the Annual Meeting	63

HYATT HOTELS CORPORATION

150 North Riverside Plaza

Chicago, Illinois 60606

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 16, 2018

The board of directors of Hyatt Hotels Corporation (referred to herein as “Hyatt,” “we,” “us” or the “Company”) solicits your proxy to vote at the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, May 16, 2018, beginning 9:30 a.m., local time, at 150 North Riverside Plaza, Chicago, Illinois, 60606, and at any adjournments or postponements thereof. This proxy statement is first being released to stockholders by the Company on or about April 5, 2018.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on May 16, 2018.

The proxy statement for the Annual Meeting and Annual Report for the fiscal year ended December 31, 2017 are available at http://wfss.mobular.net/wfss/h/.

ARTICLE I: PROXY MATERIALS AND ANNUAL MEETING

Questions and Answers about the Proxy Materials and the Annual Meeting

1.	Q:	Why am I receiving these materials?

	A:	We are furnishing the enclosed Notice of Annual Meeting of Stockholders, proxy statement and proxy card to you, and to all stockholders of record as of the close of business on March 23, 2018, because the board of directors of Hyatt is soliciting your proxy to vote at the Annual Meeting and at any adjournment or postponement thereof. Also enclosed is our Annual Report for the fiscal year ended December 31, 2017, which, along with our proxy statement, is also available online at http://wfss.mobular.net/wfss/h/.

2.	Q:	When and where is the Annual Meeting?

	A:	The Annual Meeting will be held at 150 North Riverside Plaza, Chicago, Illinois, 60606, on Wednesday, May 16, 2018 at 9:30 a.m., local time.

3.	Q:	What is the purpose of the Annual Meeting?

	A:	At our Annual Meeting, stockholders will act upon the matters outlined in this proxy statement and in the Notice of Annual Meeting of Stockholders included with this proxy statement, including the election of three directors; the ratification of Deloitte & Touche LLP as our independent registered public accounting firm; the advisory vote to approve compensation paid to our named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (the “SEC”) (the “Say on Pay Advisory Vote”); and such other matters as may properly come before the meeting or any adjournment or postponement thereof.

4.	Q:	How can I attend the Annual Meeting?

	A:	Only stockholders who own shares of Hyatt common stock as of the close of business on March 23, 2018, the record date, will be entitled to attend the Annual Meeting. A valid admittance slip (or other written proof of stock ownership as described below) and a photo identification (such as a valid driver’s license or passport) will be required for admission to the Annual Meeting. If you have any questions about attending the Annual Meeting or the requirements for admission, please call (312) 780-5353.

•   If your shares are registered in your name and you received your proxy materials by mail, an admittance slip appears at the back of this proxy statement. You should bring that admittance slip with you to the Annual Meeting.

Hyatt Hotels Corporation    2018 Proxy Statement    1

•   If you are a beneficial owner of shares of common stock and your shares are held in a brokerage account or by another nominee as further described in Question 6 below, you will be admitted to the Annual Meeting only if you present either a valid legal proxy from your bank or broker as to your shares, an admittance slip, or a recent bank or brokerage statement demonstrating that you owned shares of Hyatt common stock as of the close of business on March 23, 2018.

In addition, representatives of corporate or institutional stockholders should bring proof of authorization to represent such corporate or institutional stockholder at the Annual Meeting.

No cameras, recording devices, other electronic devices or large packages will be permitted at the Annual Meeting. Photographs and videos taken at the Annual Meeting by or at the request of Hyatt may be used by Hyatt, and by attending the Annual Meeting, you waive any claim or rights with respect to those photographs and their use.

5.	Q:	What should I do if I receive more than one set of proxy materials?

	A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote each proxy card and voting instruction card that you receive.

6.	Q:	What is the difference between holding shares as a record holder versus a beneficial owner?

	A:	Most Hyatt stockholders hold their shares through a broker or other nominee rather than directly in their own name. There are some distinctions between shares held of record and those owned beneficially:

Record Holders: If your shares are registered directly in your name with our transfer agent, EQ Shareowner Services, you are considered, with respect to those shares, the stockholder of record or record holder. As the stockholder of record, you have the right to grant your voting proxy directly to Hyatt or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

Beneficial Owners: If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you automatically, along with a voting instruction card from your broker, bank or nominee. As a beneficial owner, you have the right to direct your broker, bank or nominee how to vote and are also invited to attend the Annual Meeting. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, bank or nominee has enclosed or provided voting instructions for you to use in directing how to vote your shares. If you do not provide specific voting instructions by the deadline set forth in the materials you receive from your broker, bank or other nominee, your broker, bank or nominee can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. The election of directors and the Say on Pay Advisory Vote are considered “non-discretionary” items, while the ratification of the appointment of our independent registered public accounting firm is considered a “discretionary” item. For “non-discretionary” items for which you do not give your broker instructions, the shares will be treated as broker non-votes. See Question 12 below for more information about broker non-votes.

7.	Q:	Who can vote and how do I vote?

	A:	Only holders of our common stock at the close of business on March 23, 2018, the record date, will be entitled to notice of and to vote at the Annual Meeting. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting in person. Most stockholders have four options for submitting their votes:

• in person at the Annual Meeting with a proxy card/legal proxy;

• by mail, using the paper proxy card;

• by telephone, by calling the toll-free telephone number on the proxy card; or

• through the Internet, using the procedures and instructions described on the proxy card.

Beneficial owners may vote by telephone or Internet if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy materials.

2    Hyatt Hotels Corporation    2018 Proxy Statement

For further instructions on voting, see your proxy card. If you vote by proxy using the paper proxy card, by telephone or through the Internet, the shares represented by the proxy will be voted in accordance with your instructions. If you attend the Annual Meeting, you may also submit your vote in person, and any previous votes that you submitted by mail, telephone or Internet will be superseded by the vote that you cast at the Annual Meeting. Please note, however, that if your shares are held through a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from your bank or broker a legal proxy issued in your name.

8.	Q:	What are my voting choices, and how many votes are required for approval or election?

	A:	In the vote on the election of three director nominees identified in this proxy statement to serve until the 2021 annual meeting of stockholders and until their respective successors have been duly elected and qualified, stockholders may (1) vote in favor of all nominees or specific nominees; or (2) withhold authority to vote for all nominees or specific nominees. A plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote with respect to the election of directors shall elect the directors. The board of directors unanimously recommends a vote FOR each of the nominees.

In the vote on the ratification of the appointment of Deloitte & Touche LLP as Hyatt’s independent registered public accounting firm for fiscal year 2018, stockholders may (1) vote in favor of the ratification; (2) vote against the ratification; or (3) abstain from voting on the ratification. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2018 will require the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal, however, stockholder ratification is not required to authorize the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. The board of directors unanimously recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2018.

In the Say on Pay Advisory Vote, stockholders may (1) vote in favor of the proposal; (2) vote against the proposal; or (3) abstain from voting on the proposal. Approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules will require the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal. This resolution is advisory and not binding on the Company, the board of directors or the compensation committee. The board of directors unanimously recommends a vote FOR the approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules.

9.	Q:	How will Hyatt’s dual class ownership structure impact the outcome of the voting at the Annual Meeting?

	A:	The holders of our Class A common stock are entitled to one vote per share and the holders of our Class B common stock are entitled to ten votes per share on all matters to be voted upon at the Annual Meeting. Holders of Class A common stock and Class B common stock will vote together as a single class on all matters to be voted upon at the Annual Meeting.

At the close of business on March 23, 2018, we had outstanding and entitled to vote 47,641,535 shares of Class A common stock and 70,496,643 shares of Class B common stock. Collectively, the holders of Class A common stock on such date will be entitled to an aggregate of 47,641,535 votes, and, collectively, the holders of Class B common stock on such date will be entitled to an aggregate of 704,966,430 votes, on all matters to be voted upon at the Annual Meeting. Therefore, for all matters to be voted upon at the Annual Meeting, the holders of our Class B common stock will collectively hold approximately 93.7% of the total voting power of our outstanding common stock. See Question 10 for additional information.

10.	Q:	How will voting agreements entered into with or among Hyatt’s major stockholders impact the outcome of the voting at the Annual Meeting?

	A:	Voting agreements entered into with or among Hyatt’s major stockholders will result in all of the shares of our Class B common stock being voted consistent with the recommendations of Hyatt’s board of directors. Pursuant to the terms of the Amended and Restated Global Hyatt Agreement (the “Amended and Restated Global Hyatt Agreement”) and the Amended and Restated Foreign Global Hyatt Agreement (the “Amended and Restated Foreign Global Hyatt Agreement”), Pritzker family business interests, which beneficially own in the aggregate 68,226,248 shares of our Class B common stock and 36,544 shares of our Class A common stock, or approximately 90.7% of the total voting power of our outstanding common stock, have agreed to vote their shares of our common stock consistent with the recommendation of our board of directors with

Hyatt Hotels Corporation    2018 Proxy Statement    3

respect to all matters (assuming agreement as to any such matter by a majority of a minimum of three independent directors (excluding for such purposes any Pritzker)) or, in the case of transactions involving us and an affiliate, assuming agreement of all of such minimum of three independent directors (excluding for such purposes any Pritzker). This voting agreement expires on the date upon which more than 75% of our fully diluted shares of common stock is owned by non-Pritzker family business interests. In addition, other existing stockholders that beneficially own in the aggregate 2,270,395 shares of our Class B common stock, or approximately 3.0% of the total voting power of our outstanding common stock, have entered into the Global Hyatt Corporation 2007 Stockholders’ Agreement (the “2007 Stockholders’ Agreement”) with us under which they have agreed to vote their shares of Class A and Class B common stock consistent with the recommendation of our board of directors, without any separate requirement that our independent directors agree with the recommendation. This voting agreement will expire on the date that Mr. Thomas J. Pritzker is no longer chairman of our board of directors. While these voting agreements are in effect, they may provide our board of directors with effective control over matters requiring stockholder approval. Because our board of directors (including all of our independent directors) has recommended a vote FOR proposal one, FOR proposal two, and FOR proposal three, each stockholder party to the voting agreements will be contractually obligated to vote in favor of proposal one, in favor of proposal two, and in favor of proposal three. Because the stockholders party to such voting agreements hold approximately 93.7% of the total voting power of our outstanding common stock, these voting agreements will cause the outcome of the vote on each of the matters to be voted upon at the Annual Meeting to be consistent with the recommendations of our board of directors.

As used in this proxy statement, the term “Pritzker family business interests” means (1) various lineal descendants of Nicholas J. Pritzker (deceased) and spouses and adopted children of such descendants; (2) various trusts for the benefit of the individuals described in clause (1) and trustees thereof; and (3) various entities owned and/or controlled, directly and/or indirectly, by the individuals and trusts described in (1) and (2).

11.	Q:	What is the effect of a “withhold” or an “abstain” vote on the proposals to be voted on at the Annual Meeting?

A:

A “withhold” vote with respect to the election of directors will be considered present for purposes of determining a quorum. Because a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote with respect the election of directors is required to elect a director (meaning that the three director nominees who receive the highest number of “for” votes will be elected) and each of our directors is running unopposed, a “withhold” vote will have no effect with respect to the outcome of election of directors.

An “abstain” vote with respect to the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2018 or approval of the Say on Pay Advisory Vote will be considered present for purposes of determining a quorum. Because the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on each proposal will be required to approve these proposals (meaning that, of the shares represented at the Annual Meeting and entitled to vote, a majority of them must be voted “for” the proposal for it to be approved), an “abstain” vote will have the effect of a vote against each of these two proposals.

12.	Q:	What is the effect of a “broker non-vote” on the proposals to be voted on at the Annual Meeting?

	A:	A “broker non-vote” will occur if you are the beneficial owner of shares held by a broker or other custodian and you do not provide the broker or custodian with voting instructions on the election of directors and approval of the Say on Pay Advisory Vote. This is because under applicable New York Stock Exchange (“NYSE”) rules, a broker or custodian may not vote on these matters without instruction from the underlying beneficial owner. A broker non-vote is not considered a “vote cast” or “entitled to vote” with respect to these matters and will not have any effect on the outcome of these matters. Under applicable NYSE rules, brokers and custodians may vote on the ratification of Deloitte & Touche LLP as our registered independent public accounting firm for fiscal year 2018 in their discretion, and therefore we do not expect any broker non-votes on this matter.

13.	Q:	Who counts the votes?

	A:	EQ Shareowner Services will count the votes. The board of directors has appointed a representative of EQ Shareowner Services as the inspector of elections.

4    Hyatt Hotels Corporation    2018 Proxy Statement

14.	Q:	Revocation of proxy: May I change my vote after I return my proxy?

	A:	Yes, you may revoke your proxy if you are a record holder by:

• filing written notice of revocation with Hyatt’s corporate secretary at our principal executive offices at 150 North Riverside Plaza, Chicago, Illinois 60606;

•   signing a proxy bearing a later date than the proxy being revoked and submitting it to Hyatt’s corporate secretary at our principal executive offices at 150 North Riverside Plaza, Chicago, Illinois 60606; or

• voting in person at the Annual Meeting.

If your shares are held in street name through a broker, bank, or other nominee, you need to contact the record holder of your shares regarding how to revoke your proxy.

15.	Q:	What if I sign and return a proxy card but do not specify a choice for a matter when returning the proxy?

	A:	Unless you indicate otherwise, the persons named as proxies on the proxy card will vote your shares: FOR all of the nominees for director named in this proxy statement; FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2018; and FOR the approval of the Say on Pay Advisory Vote.

16.	Q:	What constitutes a quorum?

	A:	Presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the voting power of the issued and outstanding shares of Hyatt’s common stock entitled to vote at the Annual Meeting will constitute a quorum, permitting the Annual Meeting to proceed and business to be conducted. Proxies received but with items marked as abstentions or containing broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining whether a quorum is present.

17.	Q:	Where can I find the voting results of the Annual Meeting?

	A:	We will publish final results on a Current Report on Form 8-K within four business days after the Annual Meeting.

18.	Q:	Who will pay the costs of soliciting these proxies?

	A:	We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their reasonable costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

19.	Q:	What happens if additional matters are presented at the Annual Meeting?

	A:	Other than the three proposals described in this proxy statement, we are not aware of any other properly submitted business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Mr. Mark S. Hoplamazian and Ms. Margaret C. Egan, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting, including matters of which the Company did not receive timely notice. If any of our nominees for director are unavailable, or are unable to serve or for good cause will not serve, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board of directors.

20.	Q:	What is the deadline under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for stockholders to propose actions to be included in our proxy statement relating to our 2019 annual meeting of stockholders and identified in our form of proxy relating to the 2019 annual meeting?

	A:	December 6, 2018 is the deadline for stockholders to submit proposals to be included in our proxy statement and identified in our form of proxy under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Proposals by stockholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be received by our corporate secretary at our principal executive offices at 150 North Riverside Plaza, Chicago, Illinois 60606 no later than the close of business on December 6, 2018. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.

Hyatt Hotels Corporation    2018 Proxy Statement    5

21.	Q:	What is the deadline under our bylaws for stockholders to nominate persons for election to the board of directors or propose other matters to be considered at our 2019 annual meeting of stockholders?

	A:	Stockholders who wish to nominate persons for election to our board of directors or propose other matters to be considered at our 2019 annual meeting of stockholders must provide us advance notice of the director nomination or stockholder proposal, as well as the information specified in our bylaws, no earlier than January 16, 2019 and no later than the close of business on February 15, 2019. Stockholders are advised to review our bylaws, which contain the requirements for advance notice of director nominations and stockholder proposals. Notice of director nominations and stockholder proposals must be received by our corporate secretary at our principal executive offices at 150 North Riverside Plaza, Chicago, Illinois 60606. The requirements for advance notice of stockholder proposals under our bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those stockholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any director nomination or stockholder proposal that does not comply with our bylaws and other applicable requirements.

22.	Q:	How do I submit a potential director nominee for consideration by the board of directors for nomination?

	A:	You may submit names of potential director nominees for consideration by the board of directors’ nominating and corporate governance committee for nomination by our board of directors at the 2019 annual meeting of stockholders. Your submission should be mailed to our corporate secretary at our principal executive offices at 150 North Riverside Plaza, Chicago, Illinois 60606. The section titled “Article II — Committees of the Board of Directors — Nominating and Corporate Governance Committee” below describes the information required to be set forth in your submission, and provides information on the nomination process used by our nominating and corporate governance committee and our board of directors. The deadline has passed to submit a potential director nominee to be considered for nomination by our board of directors at the 2018 Annual Meeting. December 1, 2018 is the deadline to submit a potential director nominee for consideration by our board of directors for nomination at the 2019 annual meeting of stockholders.

6    Hyatt Hotels Corporation    2018 Proxy Statement

ARTICLE II: CORPORATE GOVERNANCE

Proposal 1 — Election of Directors

Hyatt’s Amended and Restated Certificate of Incorporation provides that the total number of members of the board of directors shall consist of not less than five nor more than 15 members, with the precise number of directors to be determined by a vote of a majority of the entire board of directors. At present, the board of directors has fixed the number of members of the board of directors at 12. Richard A. Friedman will not be nominated to stand for re-election as a director at the Annual Meeting. In connection with Mr. Friedman’s departure from the board of directors following the end of his term at the Annual Meeting, the board of directors has determined to decrease the number of members of the board of directors to 11, effective upon the commencement of the Annual Meeting. Hyatt’s Amended and Restated Certificate of Incorporation further provides that the board of directors will be divided into three classes, as nearly equal in number as is practicable, designated Class I, Class II and Class III. Members of each class of the board of directors are elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor is duly elected and qualified.

Class III, the class of directors whose term expires at the Annual Meeting, currently consists of four persons. In accordance with the recommendation of the nominating and corporate governance committee, the board of directors has unanimously nominated Susan D. Kronick, Mackey J. McDonald and Jason Pritzker, three of the incumbent directors whose terms expire at the Annual Meeting, to stand for re-election to the board of directors. Richard A. Friedman, a director since 2009, will not be nominated to stand for re-election as a director at the Annual Meeting. Each of Messrs. McDonald and Jason Pritzker and Ms. Kronick has been nominated to hold office until the 2021 annual meeting of stockholders and until their respective successors have been duly elected and qualified. Unless otherwise instructed by the stockholder, the persons named in the enclosed proxy card will vote the shares represented by such proxy for the election of the nominees named in this proxy statement.

Each of the nominees has consented to serve as a director if elected. If any of the nominees should be unavailable to serve for any reason, the board of directors may designate a substitute nominee or substitute nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees). Alternatively, the board of directors may reduce the size of the board of directors or allow the vacancy or vacancies to remain open until a suitable candidate or candidates are identified by the board of directors.

The board of directors unanimously recommends that the stockholders vote “FOR” each of Susan D. Kronick, Mackey J. McDonald and Jason Pritzker as directors to serve and hold office until the 2021 annual meeting of stockholders and until their respective successors have been duly elected and qualified.

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Our Board of Directors

Set forth below is information regarding the business experience of each of our directors that has been furnished to us by the respective director. Each director has been principally engaged in the employment indicated for the last five years unless otherwise stated. Also set forth below for each director is a discussion of the experience, qualifications, attributes or skills that led the board of directors to conclude that the director is qualified and should serve as a director of Hyatt.

Directors Standing for Re-Election

SUSAN D. KRONICK

Director since: 2009 Age 66

Susan D. Kronick has been a member of our board of directors since June 2009. Ms. Kronick has been an Operating Partner at Marvin Traub Associates, a retail business development firm, since 2012. From March 2003 until March 2010, Ms. Kronick served as Vice Chair of Macy’s, Inc., the operator of Macy’s and Bloomingdale’s department stores. Ms. Kronick served as Group President, Regional Department Stores of Macy’s, Inc. from April 2001 to February 2003; prior thereto she served as Chairman and Chief Executive Officer of Macy’s Florida from June 1997 to March 2001. Ms. Kronick serves as a Director of American Airlines Group Inc. Ms. Kronick served as a Director of The Pepsi Bottling Group, Inc. from March 1999 to February 2010.

Ms. Kronick brings to our board of directors a strong background in marketing and experience in building industry leading brands as a result of the various management positions she has held with Macy’s, Inc., most recently as Vice Chair. As a result of her positions with Macy’s, Inc., Ms. Kronick also has gained valuable financial and operations experience. Additionally, she contributes to the gender diversity of the board of directors.

MACKEY J. MCDONALD

Director since: 2009 Age: 71

Mackey J. McDonald has been a member of our board of directors since June 2009. Mr. McDonald has served as a Senior Advisor to Crestview Partners, a private equity firm, since 2008. Mr. McDonald served as Chairman and Chief Executive Officer of VF Corporation, an apparel manufacturer, from 1998 until his retirement in August 2008. From 1996 to 2006, he was the President of VF Corporation and prior thereto he served as VF Group Vice President. Mr. McDonald is a Director of The Kraft Heinz Company (through the end of his term in 2018) and Bernhardt Industries, Inc. Mr. McDonald served as a Director of Kraft Foods, Inc. from 2012 to 2015, as a Director of Wells Fargo & Company (formerly Wachovia Corporation) from 1997 to 2012, as a Director of VF Corporation from 1993 to 2008, as a Director of The Hershey Company from 1996 to 2007, and as a Director of Tyco International Ltd. from 2002 to 2007.

Mr. McDonald brings to our board of directors deep management and operations experience as well as experience building internationally recognized brands as a result of his leadership positions with VF Corporation. The board of directors also values Mr. McDonald’s experience as a chief executive officer and significant public company board of directors and executive compensation experience, including his former service on the Human Resources Committee of Wells Fargo & Company (formerly Wachovia Corporation) and former service as Chairman of the Compensation and Human Resources Committee of Tyco International Ltd. and on the Compensation and Executive Organization Committee of The Hershey Company.

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JASON PRITZKER

Director since: 2014 Age: 38

Jason Pritzker has been a member of our board of directors since March 2014. Mr. Pritzker serves as an investment professional at The Pritzker Organization, LLC (“TPO”), the principal financial and investment advisor to certain Pritzker family business interests. Mr. Pritzker co-founded Yapmo.com, a software as a service company, where he also served as President from 2011 to 2013 and as a Director until March 2016. Mr. Pritzker also co-founded Visible Vote LLC, a mobile software company, where he served as President from March 2009 until May 2012. Mr. Pritzker is a Director of TMS International Corporation and Lithko Contracting LLC. Mr. Pritzker previously worked for Webb Wheel Products, a subsidiary of The Marmon Group, and as an analyst for Goldman, Sachs & Co. Mr. Pritzker is the son of Mr. Thomas J. Pritzker, our Executive Chairman.

The board of directors values Mr. Pritzker’s expanding relationships with many of the owners and developers of our hotels around the world as we strive to maintain valuable relationships, pursue new opportunities and enter into new management and franchise agreements.

Continuing Directors

THOMAS J. PRITZKER

Director since: 2004 Age: 67

Thomas J. Pritzker has been a member of our board of directors since August 2004 and our Executive Chairman since August 2004. Mr. Pritzker served as our Chief Executive Officer from August 2004 to December 2006. Mr. Pritzker was appointed President of Hyatt Corporation in 1980 and served as Chairman and Chief Executive Officer of Hyatt Corporation from 1999 to December 2006. Mr. Pritzker is Chairman and Chief Executive Officer of TPO. Mr. Pritzker also serves as a Director of Royal Caribbean Cruises Ltd. He served as a Director of TransUnion Corp., a credit reporting service company, until June 2010 and as Chairman of Marmon Holdings, Inc. until March 2014. Mr. Pritzker is Chairman of the Board of Trustees of the Center for Strategic & International Studies; Director and Vice President of The Pritzker Foundation, a charitable foundation; Director and President of the Pritzker Family Philanthropic Fund, a charitable organization; and Director, Chairman and President of The Hyatt Foundation, a charitable foundation which established The Pritzker Architecture Prize. Mr. Pritzker is the father of Mr. Jason Pritzker, who is also a member of our board of directors.

Mr. Pritzker brings to our board of directors a deep understanding of Hyatt’s operations and extensive knowledge of the hospitality industry as a result of his more than 30 year history with Hyatt, including as our former Chief Executive Officer. The Company also benefits from Mr. Pritzker’s extensive network of contacts and relationships with owners and developers of hotels around the world as we pursue new opportunities and seek to enter into new management and franchise agreements. Additionally, Mr. Pritzker has significant experience leading boards of directors of for-profit and not-for-profit organizations.

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PAUL D. BALLEW

Director since: 2017 Age: 54

Paul D. Ballew has been a member of our board of directors since March 2017. Since December 2014, Mr. Ballew has served as Global Chief Data and Analytics Officer at the Ford Motor Company, a global automotive and mobility company, where he leads Ford’s global data and analytics teams, including development of new capabilities supporting connectivity, autonomy and smart mobility. Prior to joining Ford, Mr. Ballew held senior positions in data and customer analytics at The Dun & Bradstreet Corporation, Nationwide Mutual Insurance Company, General Motors Corporation, and JD Power Associates. Mr. Ballew is also a former Research Officer and Senior Economist at the Federal Reserve Bank of Chicago. Mr. Ballew served as a Director of NeuStar, Inc. from June 2015 to June 2017.

Mr. Ballew brings to our board of directors extensive experience in customer analytics, data operations and strategy. Mr. Ballew also provides valuable insight regarding the future technological needs of Hyatt and the hospitality industry. Through his years of executive and technological leadership, Mr. Ballew provides the board with operations and technology experience, as well as important perspectives on innovation, management development, and global challenges and opportunities. Additionally, Mr. Ballew is sophisticated in financial and accounting matters.

MARK S. HOPLAMAZIAN

Director since: 2006 Age: 54

Mark S. Hoplamazian was appointed to our board of directors in November 2006 and named President and Chief Executive Officer of Hyatt Hotels Corporation in December 2006. Prior to being appointed to his present position, Mr. Hoplamazian served as President of TPO. During his 17 year tenure with TPO, he served as advisor to various Pritzker family-owned companies, including Hyatt Hotels Corporation and its predecessors. He previously worked in international mergers and acquisitions at The First Boston Corporation in New York. Mr. Hoplamazian was appointed to the VF Corporation board of directors in February 2015, and serves on the Council on the University of Chicago Booth School of Business, the Executive Committee of the board of directors of World Business Chicago, the board of directors of New Schools for Chicago and of the Chicago Council on Global Affairs, and the board of trustees of the Aspen Institute and of the Latin School of Chicago. Mr. Hoplamazian is a member of the World Travel & Tourism Council and the Commercial Club of Chicago and is a member of the Discovery Class of the Henry Crown Fellowship.

As Hyatt’s President and Chief Executive Officer, Mr. Hoplamazian provides our board of directors with valuable insight regarding Hyatt’s operations, management team, colleagues and culture, as a result of his day-to-day involvement in the operations of the business, and he performs a critical role in board discussions regarding strategic planning and development for the Company. The board of directors also benefits from Mr. Hoplamazian’s historical knowledge of Hyatt based on his experience advising Hyatt on business and financial matters in his various prior roles at TPO. Mr. Hoplamazian is financially sophisticated and also has significant mergers and acquisitions and corporate finance experience.

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CARY D. MCMILLAN

Director since: 2013 Age: 60

Cary D. McMillan has been a member of our board of directors since June 2013. Mr. McMillan is the Chief Executive Officer of True Partners Consulting LLC, a nationwide provider of tax and financial consulting services, headquartered in Chicago. Mr. McMillan co-founded True Partners Consulting LLC in 2005. Prior to joining True Partners Consulting LLC, he was Executive Vice President of Sara Lee Corporation, Chief Executive Officer of Sara Lee Branded Apparel and a member of Sara Lee Corporation’s board of directors. Before joining Sara Lee in 1999 as its Chief Financial Officer, he was managing partner of Arthur Andersen’s Chicago office. Mr. McMillan serves as a Director of American Eagle Outfitters, Inc. He served as a Director of Hewitt Associates from 2002 to 2010 and of McDonald’s Corporation from 2003 to 2015. He is also active in the Chicago non-profit community. He currently is a Trustee of The Art Institute of Chicago, Millennium Park, and WTTW.

Mr. McMillan brings to our board of directors extensive management and operations experience as a senior executive at a global, complex consumer brand company. The board of directors values Mr. McMillan’s knowledge of strategy and business development, finance and accounting skills and international operations experience. Mr. McMillan is also a certified public accountant and an audit committee financial expert. His experience as a former audit partner with Arthur Andersen LLP, as well as his service on the Audit Committee of American Eagle Outfitters, Inc. and prior service on the Audit Committee of McDonald’s Corporation, provides him with extensive knowledge of financial and accounting issues.

PAMELA M. NICHOLSON

Director since: 2014 Age: 58

Pamela M. Nicholson has been a member of our board of directors since March 2014. Ms. Nicholson currently serves as President and Chief Executive Officer of Enterprise Holdings, Inc., an auto rental and leasing company that operates Alamo Rent A Car, National Car Rental and Enterprise Rent-A-Car. Ms. Nicholson served as President and Chief Operating Officer of Enterprise Holdings, Inc. from 2008 to 2013. Ms. Nicholson also serves as a Director of Enterprise Holdings, Inc. and the Humane Society of Missouri. She served as a Director of Energizer Holdings, Inc. from 2002 to 2014.

Ms. Nicholson brings to the board significant senior executive and operations experience at a major, multi-national company in the travel industry, with demonstrated success in achieving high levels of customer satisfaction. The board also values Ms. Nicholson’s experience as public company director. Ms. Nicholson also contributes to the gender diversity of the board.

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MICHAEL A. ROCCA

Director since: 2008 Age: 73

Michael A. Rocca has been a member of our board of directors since March 2008. From 1994 to 2000, Mr. Rocca served as Senior Vice President and Chief Financial Officer of Mallinckrodt Inc., a pharmaceutical and medical device manufacturer. Prior to 1994, Mr. Rocca served in a variety of finance positions with Honeywell Inc., a diversified technology and manufacturing company, including Vice President, Treasurer and Vice President, Finance Europe. Mr. Rocca previously served as a Director of Lawson Software, Inc. from 2003 to 2011 and St. Jude Medical Inc. from 2004 to 2017.

Mr. Rocca is an audit committee financial expert and has extensive experience chairing public company audit committees. His background as Senior Vice President and Chief Financial Officer of Mallinckrodt Inc., various finance positions with Honeywell Inc. and overall financial and accounting expertise make Mr. Rocca particularly well-suited to assist our board of directors with its oversight responsibilities regarding Hyatt’s financial statements and its financial reporting and disclosure practices.

RICHARD C. TUTTLE

Director since: 2004 Age: 62

Richard C. Tuttle has been a member of our board of directors since December 2004. Mr. Tuttle is a founding Principal at Prospect Partners, LLC, a lower-middle-market private equity firm, and has held this position since 1998. Prior to founding Prospect Partners, he was Executive Vice President of Corporate Development for Health Care & Retirement Corp., now Manor Care, Inc., a healthcare services company. He served as a Director of Cable Design Technologies, Inc., now Belden Inc., for 17 years. Mr. Tuttle is Chairman of the boards of directors of ESI Lighting, Inc., Tender Products Corporation, Polymer Holding Corporation, World Data Products, Inc. and All Glass & Windows Holdings, Inc.

Mr. Tuttle contributes to our board of directors’ expertise in financing transactions and experience in working with operating companies and management teams as a result of his 30 years of experience in private equity. Having served as a director of the Company for thirteen years, Mr. Tuttle’s long-standing knowledge of and familiarity with Hyatt and our operations benefits the board of directors. Additionally, he is sophisticated in financial and accounting matters.

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JAMES H. WOOTEN, JR.

Director since: 2011 Age: 69

James H. Wooten, Jr. served as the Senior Vice President, General Counsel and Secretary of Illinois Tool Works Inc. (“ITW”), a worldwide manufacturer of engineered products and equipment from 2006 until his retirement in 2012. Mr. Wooten joined ITW in 1988 as Senior Attorney. He was named Associate General Counsel in 2000, and in 2005, he was promoted to Vice President, General Counsel and Secretary. Prior to joining ITW, Mr. Wooten practiced law at the firm of Gardner, Carton & Douglas, which is currently part of Drinker Biddle & Reath LLP. Mr. Wooten currently serves as a Director of Morae Global Corporation, Ann & Robert H. Lurie Children’s Hospital of Chicago, Window to the World Communications, Inc. and Congo Square Theatre. He also serves on the Audit Committee of Ann & Robert H. Lurie Children’s Hospital of Chicago.

Mr. Wooten brings to our board of directors extensive experience as an executive officer of a Fortune 200 company. Throughout his more than 20 years with ITW, Mr. Wooten developed deep expertise and experience in the areas of risk assessment and management, SEC reporting issues and the general financial and operational aspects of managing a global enterprise. The board of directors also values Mr. Wooten’s experience on various private and not-for-profit company boards of directors and committees. As an African-American, Mr. Wooten contributes to the diversity of the board of directors.

Other than the relationships of Mr. Thomas J. Pritzker and Mr. Jason Pritzker as described above, there are no family relationships among any of our directors or executive officers.

Our Class I directors, whose terms will expire at the 2019 annual meeting of stockholders, are Mr. Ballew, Mr. Hoplamazian, Mr. McMillan and Mr. Rocca.

Our Class II directors, whose terms will expire at the 2020 annual meeting of stockholders, are Mr. Thomas J. Pritzker, Ms. Nicholson, Mr. Tuttle and Mr. Wooten.

While voting agreements entered into with or among our major stockholders are in effect, they may provide our board of directors with effective control over the election of directors. Directors can be removed from our board of directors only for cause. Vacancies on our board of directors, and any newly created director positions created by the expansion of the board of directors, can be filled only by a majority of remaining directors then in office.

Pursuant to our letter agreement with Mr. Thomas J. Pritzker, we have agreed that so long as he is a member of our board of directors we will use our commercially reasonable efforts to appoint him as our Executive Chairman as long as he is willing and able to serve in that office. If he is not re-appointed as Executive Chairman, he will be entitled to terminate his employment with the rights and entitlements available to him under our severance policies as if his employment were terminated by us without cause.

Pursuant to our letter agreement with Mr. Hoplamazian, we have agreed that so long as he is our President and Chief Executive Officer, we will use our commercially reasonable efforts to nominate him for re-election as a director prior to the end of his term. If he is not re-elected to the board of directors, he will be entitled to terminate his employment with the rights and entitlements available to him under our severance policies as if his employment were terminated by us without cause.

During the fiscal year ended December 31, 2017, Hyatt’s board of directors held five meetings (and took action six times by unanimous written consent). The audit committee held eight meetings, the compensation committee held five meetings, the nominating and corporate governance committee held five meetings, and the finance committee held three meetings (and took action five times by unanimous written consent). No incumbent director attended fewer than 75% of the total number of meetings of the board of directors and committees on which such director served during 2017. We do not have a policy regarding attendance of directors at our annual meetings of stockholders. Ten of our directors attended our 2017 annual meeting of stockholders.

Board Leadership Structure

The Hyatt Hotels Corporation Corporate Governance Guidelines (the “Corporate Governance Guidelines”) provide that the offices of the Chairman of the board of directors and Chief Executive Officer may be either combined or separated at the discretion of the board of directors. Mr. Thomas J. Pritzker currently serves as our Executive Chairman and Mr. Hoplamazian currently serves as our President and Chief Executive Officer. Prior to Mr. Hoplamazian being named to this position in December 2006, Mr. Thomas J. Pritzker served as our Executive Chairman and Chief Executive Officer. Mr. Hoplamazian also serves on our board of directors. As President and Chief Executive Officer, Mr. Hoplamazian is

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responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while Mr. Thomas J. Pritzker, as Executive Chairman, provides guidance to the President and Chief Executive Officer on a variety of key issues and sets, with input from Mr. Hoplamazian, the agenda for board of directors meetings and presides over meetings of the full board of directors. Our board of directors has determined that Mr. Thomas J. Pritzker’s active involvement as Executive Chairman while Mr. Hoplamazian serves as President and Chief Executive Officer and a Director benefits the Company as a result of Mr. Thomas J. Pritzker’s deep understanding of the Company’s operations, relationships with owners and developers and extensive knowledge of the hospitality industry.

Our Corporate Governance Guidelines also provide that from time to time, the independent directors may determine that the board of directors should have a lead director. In the event that the independent directors make such a determination, the chairman of the nominating and corporate governance committee shall become the lead director on an ex officio basis. In the event that a lead director is designated, his or her duties would include: assisting the chairman of the board and board of directors in assuring compliance with, and implementation of, the Company’s Corporate Governance Guidelines, coordinating the agenda for and moderating sessions of the board of directors’ non-management directors and acting as principal liaison between the non-management directors and the chairman of the board on sensitive issues. The Company currently has nine independent directors and to date they have not determined that the board of directors should have a lead director.

Our board of directors believes that this current board leadership structure is in the best interests of the Company and its stockholders at this time. Our Corporate Governance Guidelines provide the flexibility for our board of directors to modify or continue our leadership structure in the future, as it deems appropriate.

Our non-management directors regularly meet in executive session without management present and our independent directors meet in executive session at least once a year. The chairman of the nominating and corporate governance committee presides at such sessions.

Board Role in Risk Oversight

Management is responsible for the Company’s day-to-day risk management activities and processes, and our board of directors’ role is to engage in informed oversight of, and to provide direction with respect to, such risk management activities and processes. In fulfilling this oversight role, our board of directors focuses on understanding the nature of our enterprise risks, including risk in our operations, finances and strategic direction. Our board of directors performs this oversight function in a variety of ways, including the following:

•

the board of directors receives management updates on our business operations, financial results and strategy and, as appropriate, discusses and provides feedback with respect to risks related to those topics;

•

the Company maintains a risk council that is led by our senior vice president of internal audit and is comprised of certain members of management from different functional areas and business units. The risk council is responsible for identifying, assessing, prioritizing and monitoring critical risks of the Company and periodically reports to the board of directors and the audit committee regarding the Company’s risk management processes and procedures; and

•

while the full board is responsible to monitor enterprise risk management overall, the audit committee assists the board of directors in its oversight of risk management by discussing with management, the internal auditors and the independent auditors the Company’s policies and procedures with respect to the process governing risk assessment and risk management. To this end, the audit committee discusses with management the Company’s major financial, reporting and disclosure risk exposures and the steps management has taken to monitor and control such exposures. Additionally, the compensation committee helps assess risk associated with the Company’s compensation policies and procedures.

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Communications with the Board of Directors

All interested parties who wish to communicate with any of our directors, including our non-management directors, can address their communications as follows:

Mail:	Hyatt Hotels Corporation
Attention: Corporate Secretary
150 North Riverside Plaza
Chicago, Illinois 60606

Email:	shareholdercommunications@hyatt.com

Hyatt’s corporate secretary will maintain a record of all such communications and promptly forward to the chairman of the nominating and corporate governance committee those that the corporate secretary believes require immediate attention. The corporate secretary will also periodically provide the chairman of the nominating and corporate governance committee with a summary of all such communications. The chairman of the nominating and corporate governance committee shall notify the board of directors or the chairs of the relevant committees of the board of directors of those matters that he believes are appropriate for further action or discussion.

Code of Business Conduct and Ethics

The Company has adopted the Hyatt Hotels Corporation Code of Business Conduct and Ethics (the “Code of Ethics”), which is applicable to all of Hyatt’s directors, officers and colleagues, including the Company’s President and Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer or Controller and other senior financial officers performing similar functions. The Code of Ethics is posted on the Company’s website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Code of Business Conduct and Ethics.” The Company will furnish a copy of the Code of Ethics to any person, without charge, upon written request directed to: Treasurer and Senior Vice President, Investor Relations and Corporate Finance, Hyatt Hotels Corporation, 150 North Riverside Plaza, Chicago, Illinois 60606. In the event that the Company amends or waives any of the provisions of the Code of Ethics that applies to the Company’s Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer or Controller and other senior financial officers performing similar functions, the Company intends to disclose the relevant information on its website.

Corporate Governance Guidelines

The Company has adopted the Corporate Governance Guidelines to assist the board of directors in the exercise of its responsibilities. The Corporate Governance Guidelines are posted on the Company’s website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Corporate Governance Guidelines.” The Company will furnish a copy of the Corporate Governance Guidelines to any person, without charge, upon written request directed to: Treasurer and Senior Vice President, Investor Relations and Corporate Finance, Hyatt Hotels Corporation, 150 North Riverside Plaza, Chicago, Illinois 60606.

Director Independence

Under our Corporate Governance Guidelines, our board of directors will be comprised of a majority of directors who qualify as independent directors under the listing standards of the NYSE. Directors who do not meet the NYSE’s independence standards, including current and former members of management, also make valuable contributions to the board of directors and to Hyatt by reason of their experience and wisdom, and the board of directors expects that some minority of its members will not meet the NYSE’s independence standards.

Only those directors who the board of directors affirmatively determines have no direct or indirect material relationship with the Company will be considered independent directors, subject to any additional qualifications prescribed under the listing standards of the NYSE. A material relationship is one that would interfere with the director’s exercise of independent judgment in carrying out his or her duties and responsibilities as a director. The nominating and corporate governance committee and the board of directors annually review all relevant business relationships any director or nominee for director may have with Hyatt, including the relationships described in the section below titled “Article VIII — Certain Relationships and Related Party Transactions.” As a result of this review, the board of directors has determined that each of Messrs. Ballew, Friedman, McDonald, McMillan, Rocca, Tuttle, Wooten and Mss. Kronick and Nicholson is an “independent director” under applicable SEC rules and the listing standards of the NYSE.

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In making independence determinations, in addition to the relationships described below under “Article VIII — Certain Relationships and Related Party Transactions,” the board of directors considered that certain of these directors serve or previously served together on other boards of directors, not-for-profit boards of directors and charitable organizations, certain directors serve as non-management directors or executive officers of companies with which Hyatt does business, and certain directors are affiliated with charitable organizations that received contributions from Hyatt of amounts within the criteria set forth in our Corporate Governance Guidelines. The board of directors also took into account that certain entities affiliated with the directors paid amounts to Hyatt for room accommodations and meeting space in the ordinary course of business.

Committees of the Board of Directors

Our board of directors has a nominating and corporate governance committee, an audit committee, a compensation committee and a finance committee, each of which has the composition and responsibilities described below. Our board of directors may also establish from time to time any other committees that it deems necessary or desirable. The composition of each committee complies with the listing requirements and other rules of the NYSE.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Messrs. McDonald and Tuttle and Ms. Nicholson, with Mr. Tuttle serving as chairman. Our board of directors has determined that each of Messrs. McDonald and Tuttle and Ms. Nicholson is independent within the meaning of the listing standards of the NYSE. The nominating and corporate governance committee is established to:

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assist the board of directors in identifying individuals qualified to be members of the board of directors consistent with criteria approved by the board of directors and set forth in the Corporate Governance Guidelines and to recommend director nominees to the board of directors;

•

take a leadership role in shaping Hyatt’s corporate governance, including developing and recommending to the board of directors, and reviewing on at least an annual basis, the corporate governance guidelines and practices applicable to Hyatt;

•	recommend board committee nominees to the board of directors; and

•	oversee the evaluation of the board of directors’ and management’s performance.

Our board of directors has adopted a written charter for our nominating and corporate governance committee, which is available on our website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Committee Composition — Nominating and Corporate Governance Committee Charter.”

Selection of Director Nominees

At an appropriate time prior to each annual meeting of stockholders, or if applicable, a special meeting of stockholders at which directors are to be elected or re-elected, the nominating and corporate governance committee will recommend to the board of directors for nomination such candidates as the nominating and corporate governance committee has found to be well qualified and willing and available to serve, and in each case, providing the nominating and corporate governance committee’s assessment whether such candidate would satisfy the independence requirements of the NYSE.

Prior to making such recommendations to the board of directors, the nominating and corporate governance committee conducts inquiries into the background and qualifications of any potential candidates, including the following criteria set forth in our Corporate Governance Guidelines:

•	judgment, character, expertise, skills and knowledge useful to the oversight of Hyatt’s business;

•	diversity of viewpoints, backgrounds and experiences;

•	business or other relevant experience; and

•

the extent to which the integrity of the candidate’s expertise, skills, knowledge and experience with that of the other directors will build a board of directors that is effective, collegial and responsive to the needs of Hyatt.

The nominating and corporate governance committee also considers such other relevant factors as it deems appropriate, including requirements that the members of the board of directors as a group maintain the requisite qualifications under the applicable NYSE listing standards for independence for the board of directors as a whole and

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for populating the audit, compensation and nominating and corporate governance committees. While there are no specific minimum qualifications that a director candidate must possess, the nominating and corporate governance committee recommends those candidates who possess the highest personal and professional integrity, have prior experience in corporate management or our industry, maintain academic or operational expertise in an area relating to our business and demonstrate practical and mature business judgment. As described above, our Corporate Governance Guidelines specify that the value of diversity of viewpoints, backgrounds and experiences on the board of directors should be considered by the nominating and corporate governance committee in the director identification and nomination process. The nominating and corporate governance committee seeks nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. The nominating and corporate governance committee does not assign specific weighting to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the board of directors to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

The nominating and corporate governance committee will consider stockholder recommendations for candidates to be nominated by our board of directors for election at the 2019 annual meeting of stockholders. Stockholders who want to recommend a potential director candidate for consideration by the nominating and corporate governance committee should send a written notice, addressed to the corporate secretary at our principal executive offices at 150 North Riverside Plaza, Chicago, Illinois 60606. This notice must include the same information as would be required under our bylaws in a stockholder’s notice to nominate a director at the 2019 annual meeting of stockholders. These information requirements are set forth in Sections 3.8(a)(2)(x) and 3.8(a)(2)(z)(i)–(vii) of our bylaws. We also consider potential director candidates recommended by current directors, officers, employees and others. We may also retain the services of search firms to provide us with candidates, especially when we are looking for a candidate with a particular expertise, quality, skill or background.

The nominating and corporate governance committee screens all potential candidates in the same manner, regardless of the source of the recommendation. The review is typically based on any written materials provided with respect to potential candidates, and the nominating and corporate governance committee reviews the materials to determine the qualifications, experience and background of the candidates. Final candidates are typically interviewed by one or more members of the nominating and corporate governance committee. In making its determinations, the nominating and corporate governance committee evaluates each individual in the context of our board of directors as a whole, with the objective of assembling a group that can best perpetuate the success of our company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, including input from our Executive Chairman and our President and Chief Executive Officer, the nominating and corporate governance committee makes a recommendation to the full board of directors regarding whom should be nominated by the board of directors.

The nominating and corporate governance committee did not receive any timely director recommendations from a stockholder for consideration at the 2018 Annual Meeting. December 1, 2018 is the deadline established by the nominating and corporate governance committee for submission of potential director nominees for consideration by the nominating and corporate governance committee for nomination at the 2019 annual meeting of stockholders.

Audit Committee

Our audit committee, which was established in accordance with section 3(a)(58)(A) of the Exchange Act, consists of Messrs. Rocca, Ballew, McMillan, Tuttle and Wooten, with Mr. Rocca serving as chairman. Our board of directors determined that each of Messrs. Rocca, Ballew, McMillan, Tuttle and Wooten is independent within the meaning of applicable SEC rules and the listing standards of the NYSE applicable to the audit committee members, and has determined that each of Messrs. Rocca and McMillan is an audit committee financial expert, as such term is defined in the rules and regulations of the SEC. The audit committee has oversight responsibilities regarding:

•	the integrity of our financial statements and our financial reporting and disclosure practices;

•	the soundness of our system of internal controls regarding finance and accounting compliance;

•	the annual independent audit of our consolidated financial statements;

•	the independent registered public accounting firm’s qualifications and independence;

•	the engagement of our independent registered public accounting firm;

•	the performance of our independent registered public accounting firm;

•	the performance of our internal audit function and approval of the internal audit plan;

Hyatt Hotels Corporation    2018 Proxy Statement    17

•	our compliance with legal and regulatory requirements in connection with the foregoing, including our disclosure controls and procedures;

•	compliance with our Code of Ethics;

•

assisting the board of directors in its oversight of risk management by discussing with management, the internal auditors and the independent auditors the Company’s policies and procedures with respect to the process governing risk assessment and risk management, and discussing with management the Company’s major financial, reporting and disclosure risk exposures and the steps management has taken to monitor and control such exposures;

•	reviewing and approving procedures with respect to employee submission of, and the Company’s response to, complaints received regarding accounting, internal accounting controls or auditing matters;

•

addressing requests for waivers of conflict of interest situations and addressing certain concerns related to accounting, internal accounting controls and auditing matters as provided in our Corporate Governance Guidelines; and

•

reviewing related party transactions pursuant to our written policy described below under “Article VIII — Certain Relationships and Related Party Transactions — Related Party Transaction Policy and Procedures.”

Our board of directors has adopted a written charter for our audit committee, which is available on our website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Committee Composition — Audit Committee Charter.”

Finance Committee

Our finance committee consists of Messrs. Thomas J. Pritzker, Friedman and McMillan and Ms. Kronick, with Mr. Thomas J. Pritzker serving as chairman. The finance committee is responsible for reviewing with Company management strategies, plans, policies and significant actions relating to corporate finance matters, including, without limitation, the following matters (which are subject to the finance committee’s approval to the extent the amounts in question are greater than the minimum value thresholds set forth in the finance committee charter for such matters):

•	long and short-term financings, including, without limitation, borrowing of funds, issuance of debt securities and interest rate or foreign currency derivative contracts;

•	exemption elections regarding credit swaps that would otherwise be required to be cleared through the Commodities Future Trading Commission;

•

any development matters, including (i) initial investment in, (ii) initial management or licensing of, (iii) initial acquisition of, and/or (iv) the provision of any other financial commitments relating to, the chain of hotels, resorts, vacation ownership and residential properties that are to be wholly-owned, partially-owned, managed, leased, licensed or franchised by the Company;

•

asset management matters that impact the Company’s existing management agreements, license agreements, franchise agreements, joint venture agreements, contracts, financial instruments, and ownership interest of the Company’s full service and select service hotels and Hyatt-branded residential and vacation ownership properties licensed or managed by affiliates of the Company;

•	sales of hotels;

•	capital expenditures and leasing arrangements; and

•	over budget and unbudgeted managed cost commitments.

The above-listed items are subject to approval of the full board of directors in the event that the amounts in question exceed the maximum value thresholds set forth in the finance committee charter.

Our finance committee is also responsible for reviewing and making recommendations to the full board of directors regarding the following matters, which require approval of the full board of directors:

•	designation and issuance of equity securities of the Company and matters related to the sale and marketing thereof; and

•

changes in the Company’s capital structure, including, but not limited to (i) cash and stock dividend policies; (ii) programs to repurchase the Company’s stock; (iii) issues relating to the redemption and/or issuance of any preferred stock of the Company; and (iv) stock splits.

18    Hyatt Hotels Corporation    2018 Proxy Statement

Our board of directors has adopted a written charter for our finance committee, which is available on our website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Committee Composition — Finance Committee Charter.”

Compensation Committee

Our compensation committee consists of Messrs. McDonald, Friedman and Wooten and Ms. Kronick, with Mr. McDonald serving as chairman. Our board of directors has determined that each member of our compensation committee is independent within the meaning of the SEC rules and the listing standards of the NYSE applicable to compensation committee members. However, Mr. Friedman is not an outside director for purposes of Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”), or a non-employee director under Section 16 of the Exchange Act. Accordingly, the compensation committee has appointed a sub-committee consisting of Messrs. McDonald and Wooten and Ms. Kronick (the “Section 162(m) and Section 16 subcommittee”) to take actions with respect to compensation that is intended to be “grandfathered” in under the Tax Cuts and Jobs Act of 2017 as exempt from the limitation on deductibility of annual compensation over $1 million under Section 162(m) and/or exempt from the “short-swing” rules under Rule 16b-3 of the Exchange Act. The compensation committee is authorized to discharge the responsibilities of the board of directors relating to:

•

the establishment, maintenance and administration of compensation and benefit policies and programs designed to attract, motivate and retain personnel with the requisite skills and abilities to enable the Company to achieve its business objectives;

•

the goals, objectives and compensation of our Executive Chairman and President and Chief Executive Officer, including evaluating the performance of the Executive Chairman and President and Chief Executive Officer in light of those goals;

•	the compensation of our other executive officers and non-management directors;

•	ensuring that succession planning takes place for the President and Chief Executive Officer and other senior management positions;

•	our compliance with the compensation rules, regulations and guidelines promulgated by the NYSE, the SEC and other law, as applicable; and

•	the issuance of an annual report on executive compensation for inclusion in our annual proxy statement, or Form 10-K, as applicable.

Our board of directors has adopted a written charter for our compensation committee, which is available on our website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Committee Composition — Compensation Committee Charter.”

During 2017, the compensation committee relied upon information provided by Mercer (US) Inc. (“Mercer”) in setting compensation for our named executive officers, as more thoroughly discussed below under the section titled “Compensation Consultant Fees and Services.”

In making decisions about executive compensation, the compensation committee considered input from Mercer, our Executive Chairman, our President and Chief Executive Officer and our Chief Human Resources Officer. However, the compensation committee ultimately makes all compensation decisions regarding our executive officers.

The compensation committee may delegate its duties to a subcommittee under the terms of its charter. In addition, under the terms of our Third Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan, as amended (the “LTIP”), the compensation committee may delegate to other members of the board of directors and to our officers the authority to make awards and to amend LTIP awards, except that it may not delegate to an officer the authority to make any awards to officers who are subject to Section 16 of the Exchange Act or who are “covered employees” within the meaning of Section 162(m), or to make awards to themselves. In addition to the delegation to the Section 162(m) and Section 16 subcommittee as described above, as part of the grant process the compensation committee delegates its authority to Messrs. Thomas J. Pritzker, Hoplamazian and certain other executive officers to amend or modify award agreements made under the LTIP and take other actions with respect to such awards as they deem necessary, appropriate or advisable to carry out the purposes and intent of the compensation committee’s grant.

Compensation Consultant Fees and Services

During 2017, Mercer was engaged by the compensation committee to provide executive, director and other compensation services. During 2017, Mercer performed the following services:

•	provided information and data so that we could assess the competitiveness of our executive compensation programs;

Hyatt Hotels Corporation    2018 Proxy Statement    19

•	provided advice about our current base salaries and incentive compensation;

•	provided analysis regarding our total rewards program, equity awards, dilution and burn-rate under the LTIP;

•	reviewed the severance and change in control plan; and

•	assisted with the preparation of the Compensation Discussion and Analysis (“CD&A”) section of this proxy statement.

The compensation committee’s decision to retain Mercer was based on Mercer’s knowledge of Hyatt and the compensation committee’s satisfaction with Mercer’s prior services. Mercer first provided services to Hyatt prior to our initial public offering in 2009 and has provided services to the compensation committee consistently since then. The compensation committee also reviewed the nature and extent of the relationship among the compensation committee, Hyatt, Mercer, and the individuals at Mercer providing advice to the compensation committee with respect to any conflicts or potential conflicts of interest. This covered the SEC’s “six factor test” including the provision of other services to Hyatt, the amount of fees received from Hyatt as a percentage of total revenue of Mercer and its affiliates, the policies and procedures that are designed to prevent conflicts of interest, any business or personal relationship of the advisor with a member of the compensation committee, any Hyatt stock owned by the advisor, and any business or personal relationship of the advisor with an executive officer at Hyatt. Based on that review, the compensation committee believes that there are no conflicts of interest or potential conflicts of interest that would unduly influence Mercer’s provision of advice to the compensation committee. In that regard the individual executive compensation consultant:

•	receives no incentive or other compensation based on the fees charged to Hyatt for other services from other lines of business provided by Mercer or any of its affiliates;

•	is not responsible for selling other Mercer or affiliate services; and

•	is prohibited by Mercer’s professional standards from considering any other relationships Mercer or any of its affiliates may have with Hyatt in rendering advice and recommendations.

The compensation committee delegated to the President and Chief Executive Officer and Chief Human Resources Officer the authority to direct Mercer with respect to matters which are of general applicability to broad groups of employees at varying levels, do not involve equity compensation, are not limited to executive officers, and do not exceed $200,000 in fees per individual statement of work. As such, management has the sole authority to engage Mercer for any such additional services without further approval so long as such services remain within the scope of the established parameters. During 2017, Mercer performed the following additional services:

•	market-priced certain international regional office positions;

•	provided tools used for market pricing, global transfers, and benefit and employment guidelines;

•	assisted with talent development and workforce planning; and

•	conducted work for the international insurance program including vendor meetings and actuarial calculations.

The following is a summary of the fees for professional services, as well as commissions with respect to international insurance matters, paid to Mercer and its affiliates for services rendered in 2017:

Fee Category	2017
Executive and Director Compensation Consulting	$316,087
Non-Executive Compensation Consulting	$622,010
Non-Executive Compensation Services by Affiliates of Mercer	$696,500
Total	$1,634,597

Compensation Risk Considerations

The compensation committee reviews and evaluates, in conjunction with management, the incentives and material risks arising from or relating to the Company’s compensation programs and arrangements and determines whether

20    Hyatt Hotels Corporation    2018 Proxy Statement

such incentives and risks are appropriate. A team made up of members from our internal audit and human resources departments reviewed the Company’s incentive compensation plans and programs in order to assess whether or not any such plans or programs could create risks that are reasonably likely to have a material adverse effect on the Company. Management then reviewed such assessment with the compensation committee. In such assessment, the Company determined that the following policies, among others, discourage unreasonable or excessive risk-taking by executives:

•

base salary levels are intended to be commensurate with the overall experience, time in the role, performance of each “named executive officer” (“NEO”), and the competitive market so that the NEOs and other employees are not motivated to take excessive risks to achieve a level of financial security;

•	annual incentive plans include a diverse mix of corporate and individual performance metrics, including non-financial measures;

•	annual incentive payouts are capped to ensure that no payout exceeds a specified percentage of salary, thereby moderating the impact of short-term incentives;

•	the mix of short- and long-term incentives is weighted such that a significant percentage of total opportunity is in the form of long-term equity awards;

•

awards made under our LTIP to our NEOs are generally granted as a mix of time-vested stock appreciation rights (“SARs”), time-vested restricted stock units (“RSUs”) and performance-vested restricted stock units (“PSUs”) which, together, encourage NEOs to focus on earnings, returns and long-term stockholder value while incentivizing continued employment;

•

annual audit process and activities, controls and monitoring procedures are in place, including but not limited to compensation committee oversight, that mitigate risks associated with incentive compensation plans;

•

in addition to our Chief Executive Officer and Chief Financial Officer being subject to the claw-back provisions of the Sarbanes-Oxley Act of 2002, the Company has adopted a compensation recovery policy, described below in the section titled “Article III — Compensation Discussion and Analysis — Share Ownership Requirement, Compensation Recovery Policy and Anti-Hedging/Anti-Pledging Policies”;

•	hedging of our stock by our NEOs is prohibited under the Hyatt Hotels Corporation Insider Trading Compliance Policy (the “Insider Trading Policy”); and

•	share ownership requirements align the long-term interests of NEOs and directors with the interests of stockholders.

Based on these and other considerations, the compensation committee concluded that there are no compensation policies or practices that create risks that are reasonably likely to have a material adverse effect on the Company.

Compensation of Non-Employee Directors

During 2017, we used a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on our board of directors. In setting non-employee director compensation, we considered the significant amount of time that directors expend in fulfilling their duties as well as the skill level required of members of our board of directors. The compensation committee reviews director compensation periodically and recommends changes to the board of directors when it deems them appropriate. The compensation committee periodically requests and considers analyses prepared by Mercer, the compensation committee’s independent executive and director compensation consultant, of publicly-reported non-employee director compensation practices at our peer companies and generally seeks to target its non-employee directors’ total compensation (defined as total cash compensation and total equity compensation) at or near the median total compensation of the non-employee directors of our peers. In August 2016, at the request of our compensation committee, Mercer performed and presented to the compensation

Hyatt Hotels Corporation    2018 Proxy Statement    21

committee its biennial study of publicly-reported non-employee director compensation practices at our peer group companies. Based on its review of that study, and in order to more closely align the compensation of our non-employee directors with those of our peer companies, the compensation committee recommended, and the board approved, an increase in the Annual Equity Retainer effective January 1, 2017 (as defined below).

Retainers and Committee Fees

Our directors who were also our employees did not receive any additional compensation for their services as directors. Accordingly, Messrs. Thomas J. Pritzker and Mark S. Hoplamazian did not receive any compensation for their services as directors during 2017. For 2017, members of the board of directors who were not our employees were entitled to receive an annual retainer in the form of (i) a cash retainer of $75,000 (the “Annual Fee”) and (ii) shares of Class A common stock with a grant date fair value of $150,000 (the “Annual Equity Retainer”).

Directors were permitted to elect to receive the Annual Fee in shares of Class A common stock. The Annual Fee was paid on a quarterly basis. Directors who chose to receive cash were paid their cash fees at the end of each fiscal quarter. Directors who chose to receive shares of Class A common stock in lieu of cash were granted shares on the 15th day of the last month of the quarter (or the next day that NYSE was open if the 15th day of such month was not a trading day). The Annual Fee was prorated and paid in cash in the event that any director did not serve for the full fiscal quarter.

Directors receive their Annual Equity Retainer on the date of the Company’s annual meeting of stockholders, payable in arrears for service since the prior annual meeting. The Annual Equity Retainer is also prorated and paid in cash in the event the director does not serve for the full fiscal year.

With respect to the Annual Equity Retainer and, if a director elects to receive shares of Class A common stock in lieu of cash as part of the Annual Fee, the number of shares granted is calculated by dividing the value of the applicable retainer by the Company’s closing stock price on the date of grant.

Committee members and the chairman of each committee received additional annual cash retainers in the amounts set forth below for 2017:

	2017 Retainers
Committee Name	Committee Member	Committee Chairman
Audit Committee	$15,000	$25,000
Compensation Committee	$10,000	$25,000
Nominating and Corporate Governance Committee	$10,000	$15,000
Finance Committee(1)	$10,000	$15,000

(1)	As an employee of the Company, Mr. Thomas J. Pritzker was not eligible to receive and did not receive a retainer for his service as chairman of the finance committee in 2017.

The chairman of each committee received only the chairman retainer for such committee and did not also receive the committee member retainer. Committee retainers were paid in quarterly installments at the end of each fiscal quarter. All of our directors were reimbursed for reasonable expenses incurred in connection with attending board of director meetings and committee meetings and for attending corporate functions on our behalf. To encourage our directors to visit and personally evaluate our properties, our non-employee directors were eligible for complimentary and discounted rooms at Hyatt-owned, operated or franchised hotels, as well as the use of hotel services when on personal travel.

New Directors

Under our director compensation program, in addition to the cash and stock retainers discussed above, any new non-employee director will receive an initial retainer, with a grant date fair value of $75,000, in the form of shares of our Class A common stock. The initial retainer is granted on the date the director is first elected or appointed to the board of directors. The number of shares granted is calculated by dividing the grant date fair value of the initial equity retainer by the Company’s closing stock price on the date of grant.

Non-Employee Director Stock Ownership Guidelines

Our Corporate Governance Guidelines require that each non-employee director accumulate and own, directly or indirectly, at least five times the $75,000 Annual Fee (for a total of $375,000) worth of our common stock (or common

22    Hyatt Hotels Corporation    2018 Proxy Statement

stock equivalents held under the Directors Deferred Compensation Plan described below) at all times during his or her tenure on the board of directors. Non-employee directors have up to five years to meet this ownership requirement. If, after the relevant accumulation period, the market value of such director’s stock should fall below the target level, the director will not be permitted to sell any of our common stock until the market value again exceeds the target level. These sale limitations do not apply where the decline in value of the director’s holdings of our common stock is in connection with a change of control transaction. Each non-employee director currently meets the guidelines with the exception of Mr. Ballew, who joined the board of directors on March 23, 2017, and has until March 2022 to meet the guideline.

Directors Deferred Compensation Plan

Each non-employee director may elect to defer all or any portion of his or her Annual Fee and/or Annual Equity Retainer under our Directors Deferred Compensation Plan. Once an election is made to defer a retainer, the decision generally may be revoked or changed only for subsequent calendar years. Under the Directors Deferred Compensation Plan, a director who elects to defer any of his or her Annual Fee may elect to have such amount invested in a notional cash account, which is credited with interest quarterly at the prime rate, or in RSUs in respect of our Class A common stock pursuant to our LTIP. Deferrals of Annual Equity Retainers are denominated in RSUs which carry dividend equivalent rights (credited as additional RSUs). A director will receive distributions from his or her account under the Directors Deferred Compensation Plan on the earlier of (i) either January 31st of the year following the director’s departure from the board of directors or on the last business day of March of the fifth year following the year in which such retainer was earned (as elected by the director) or (ii) a change in control of the Company. RSUs are settled in shares of our Class A common stock.

2017 Director Compensation

The following table provides information related to the compensation our non-employee directors earned or were paid for 2017:

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)(3)	Total
Paul D. Ballew(4)	$140,624	$22,601	$163,225
Richard A. Friedman	$95,050	$134,228	$229,278
Susan D. Kronick	$95,050	$134,228	$229,278
Mackey J. McDonald	$110,050	$134,228	$244,278
Cary D. McMillan	$100,000	$134,228	$234,228
Pamela M. Nicholson	$85,050	$134,228	$219,278
Jason Pritzker	$75,050	$134,228	$209,278
Michael A. Rocca	$100,000	$134,228	$234,228
Richard C. Tuttle	$105,050	$134,228	$239,278
James H. Wooten, Jr.	$100,070	$134,228	$234,298
William Wrigley, Jr.(5)	$118,613	$0	$118,613

(1)	Messrs. Friedman, McDonald and Tuttle and Ms. Kronick elected to receive their Annual Fee of $75,000 in the form of our Class A common stock. Pursuant to the Directors Deferred Compensation Plan, Messrs. Jason Pritzker and Wrigley and Ms. Nicholson elected to defer the Annual Fee in the form of RSUs while Mr. Wooten elected to defer fifty percent of the Annual Fee to a cash account and fifty percent of the Annual Fee in the form of RSUs. As a result, Messrs. Friedman, McDonald and Tuttle, and Ms. Kronick received 1,259 shares in respect of the Annual Fee. Mr. Jason Pritzker and Ms. Nicholson had 1,259 RSUs credited to their deferred compensation accounts under the Directors Deferred Compensation Plan, and Mr. Wooten had 630 RSUs credited to his deferred compensation account under the Directors Deferred Compensation Plan. Mr. Ballew was appointed to the Board effective March 23, 2017 and the amounts in the table above represent his prorated Annual Fee and committee fees in accordance with the Directors Deferred Compensation Plan. Mr. Wrigley resigned from the board of directors effective March 3, 2017, as such his prorated Annual Fee and prorated Annual Retainer were paid in cash in accordance with the Directors Deferred Compensation Plan. Mr. Wrigley’s deferred compensation account was settled on January 31, 2018, in accordance with his deferral election upon his termination of service. Calculation of the number of shares or RSUs received or credited to the accounts of the directors was based on the fair market value of our Class A common stock on the date the retainers were payable (prior to the application of any applicable deferral). RSUs are reflected in the table contained in footnote (3) below.

(2)	Amounts shown represent the grant date fair value of stock or stock units in payment of annual stock retainers in 2017 in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation — Stock Compensation (“ASC Topic 718”). Messrs. McMillan, Jason Pritzker, Rocca, Wooten, and Ms. Nicholson elected to defer their Annual Equity Retainers into the Directors Deferred Compensation Plan.

(3)

As described above under “Directors Deferred Compensation Plan,” directors may elect to defer their Annual Equity Retainers and/or Annual Fees into the Directors Deferred Compensation Plan, with deferrals credited either in the form of cash or RSUs. RSUs carry

Hyatt Hotels Corporation    2018 Proxy Statement    23

dividend equivalent rights, which are credited as additional RSUs. In 2017, no dividends were declared by Hyatt and no dividend equivalent rights were credited in respect of outstanding RSUs. The table below sets forth the aggregate number of outstanding RSUs held by directors as of December 31, 2017.

Name	RSUs Beginning of Year Balance	RSUs Credited during the Year	RSUs Settled during the Year	RSUs End of Year Balance
Mackey J. McDonald	6,058	0	0	6,058
Cary D. McMillan	6,673	2,334	0	9,007
Pamela M. Nicholson	8,737	3,593	0	12,330
Jason Pritzker	8,737	3,593	0	12,330
Michael A. Rocca(1)	12,344	2,334	2,927	11,751
Richard C. Tuttle	21,157	0	0	21,157
James H. Wooten, Jr.	10,866	2,964	0	13,830
William Wrigley, Jr.(2)	8,737	0	0	8,737

(1)	Mr. Rocca’s June 13, 2012 deferred RSUs in respect of 2,927 shares of our Class A Common Stock was settled in March 2017. The total fair market value of the stock upon settlement was $157,999 (based upon the closing price of our stock on the date of settlement).

(2)	Mr. Wrigley’s deferred compensation account was settled on January 31, 2018, in accordance with his deferral election upon his termination of service.

(4)	Mr. Ballew was appointed to the board of directors effective March 23, 2017. As such, his Annual Fee and initial committee fees were prorated in accordance with the Directors Deferred Compensation Plan.

(5)	Mr. Wrigley resigned from the board of directors effective March 3, 2017, as such his prorated Annual Fee and prorated Annual Retainer were paid in cash in accordance with the Directors Deferred Compensation Plan.

Compensation Committee Report

The compensation committee has reviewed the Compensation Discussion and Analysis set forth below and discussed its contents with the Company’s management. Based on this review and discussion, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Mackey J. McDonald, Chairman
Richard A. Friedman
Susan D. Kronick
James H. Wooten, Jr.

Compensation Committee Interlocks and Insider Participation

During 2017, each of Messrs. McDonald, Friedman, Wooten, Wrigley and Ms. Kronick served on our compensation committee, with Mr. McDonald serving as chairman. None of these members of our compensation committee has at any time been one of our executive officers or employees. None of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our compensation committee or board of directors. Because of his affiliation with Goldman, Sachs & Co., Mr. Friedman had certain relationships with the Company during 2017 that are required to be disclosed under the SEC rules relating to disclosure of related party transactions. See the section below titled “Article VIII — Certain Relationships and Related Party Transactions” for more information.

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ARTICLE III: EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following discussion describes the compensation elements of our total rewards program for our NEOs, consisting of our Executive Chairman, Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO”), and our two other most highly compensated executive officers.

Our NEOs for 2017 were:

Name	Position

Thomas J. Pritzker	Executive Chairman of the Board

Mark S. Hoplamazian (PEO)	President and Chief Executive Officer

Patrick J. Grismer (PFO)	Executive Vice President, Chief Financial Officer

H. Charles Floyd	Executive Vice President, Global President of Operations

Stephen G. Haggerty	Executive Vice President, Global Head of Capital Strategy, Franchising and Select Service

Our compensation committee is responsible for establishing, maintaining and administering our compensation programs for our NEOs and other executives.

Philosophy and Goals of Our Executive Compensation Program

Our Purpose

To care for people so they can be their best.

Our Vision

A world of understanding and care.

Our Mission

To deliver distinctive experiences for our guests.

We believe that our purpose, vision, and mission promotes value creation for our stockholders. Our strategy to drive long-term sustainable growth and create value is focused on three areas: (i) maximizing our core business; (ii) integrating new growth platforms; and (iii) optimizing capital deployment. Our compensation philosophy is to provide an appropriate base of cash compensation and to align all incentive and long-term components of compensation to support long-term value creation for our stockholders. We have focused on defining annual financial and non-financial goals around metrics that we believe support and promote enhancement of long-term brand value. To attract, recruit, develop, engage and retain the talent needed to deliver on our business strategy, our compensation programs are designed to:

•	appropriately motivate colleagues through the alignment of total rewards with performance goals;

•

be innovative and competitive, recognizing the ever-changing dynamics of the labor market and acknowledging that, in attracting, retaining and developing talent globally, we need to offer compelling career opportunities;

•	address the needs and preferences of colleagues as individuals and as members of high-performing teams;

•	retain colleagues with the capabilities required to execute our strategy; and

•	be cost effective and financially sustainable over time under varying business conditions.

To accomplish these goals, our executive compensation program is based on a total rewards program, which provides:

•	compensation, including cash (salary and short-term incentive compensation), as well as long-term stock-based compensation;

•	benefits, including retirement-related, healthcare and other welfare programs;

Hyatt Hotels Corporation    2018 Proxy Statement    25

•	work/lifestyle programs, including paid-time off (“PTO”), a specified number of free hotel stays and other programs that promote well-being; and

•	individual development.

Our total rewards program is designed to provide rewards for individual and organizational achievement of business objectives and to emphasize long-term incentive compensation and variable compensation.

Executive Compensation Practices and Alignment with Stockholder Interests and Good Governance

The compensation committee periodically reviews what it considers to be best practices in governance and executive compensation. Based on this review, the compensation committee believes that Hyatt’s executive compensation program demonstrates good governance and is aligned with stockholder interests.

What We Do:	What We Don’t Do:

•   we do emphasize pay for performance by focusing on variable pay over fixed pay

•   we do utilize the services of an independent consultant to assist the compensation committee

•   we do align executive officer and stockholder interests by providing equity based compensation in the form of SARs (which will only deliver value if our stock price increases), RSUs (which create baseline equity value and deliver additional value if our stock price increases), and PSUs (which are only earned based on performance against specified three-year financial goals)

•   we do require executive officers and non-employee directors to maintain specific market-competitive stock ownership levels to align their interests with stockholders

•   we do have policies in place that provide for the forfeiture of vested and unvested equity awards as well as recovery of cash and equity compensation received in the event that an NEO or any other executive officer violates certain restrictive covenants or engages in fraudulent or willful misconduct that results in a restatement of Hyatt’s financial statements

•   we do annually conduct risk assessments with respect to our compensation practices

•   we do generally provide limited severance protections for NEOs (see the section below titled “Potential Payments Upon Termination or Change in Control”)

•   we don’t allow repricing of stock options or SARs without shareholder approval

•   we don’t provide for tax reimbursement payments or gross-ups (except in limited cases of new hire relocations)

•   we don’t provide for “single trigger” severance upon a change in control

•   we don’t allow hedging by our executive officers and non-employee directors as stated in our Insider Trading Policy

•   we don’t provide supplemental defined benefit pensions to executives

•   we don’t provide excessive executive perquisites

•   we don’t pay dividend equivalents with respect to unvested equity awards unless and until the underlying award subsequently vests

Impact of Advisory Vote Approving Executive Compensation

At the Company’s 2017 annual meeting of stockholders, stockholders were provided the opportunity to cast an advisory vote approving the compensation programs for our NEOs (“say-on-pay”). That say-on-pay proposal received support from approximately 99.97% of the shares present and entitled to vote at the annual meeting, indicating strong stockholder approval of the compensation paid to our NEOs. The compensation committee considered this high level of support for our say-on-pay proposal, among other considerations, and did not change its approach to executive compensation in 2017. The compensation committee will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for our NEOs.

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Market Data

Mercer helps us assess the market competitiveness of our NEOs’ annual cash and long-term incentives. In doing so, Mercer uses several sources of information:

•	a primary peer group of publicly traded companies in the hospitality industry;

•	a secondary peer group consisting of a sub-set of the primary peer group;

•	survey data for comparable positions in the hospitality/restaurant or lodging industry; and

•

general industry survey data for the compensation committee’s consideration which includes companies with which we compete for management talent, have a similar business profile to ours, have global operations and scope, and are in a consumer-facing and customer oriented service business.

In 2017, we reviewed the competitiveness of our NEO compensation against the primary peer group and then against the secondary peer group. Two changes were made to our peer groups for 2017. Starwood Hotels & Resorts Worldwide, Inc. was removed from our peer groups following its acquisition by Marriott International Inc., and Yum! Brands, Inc. was added to the secondary peer group. The primary peer group was selected based on several factors, including business mix and model, revenues, global presence and the strength of their brands. The primary peer group included:

• Boyd Gaming Corporation*	• MGM Resorts International*

• Brinker International, Inc.*	• Royal Caribbean Cruises, Ltd.*

• Carnival Corporation	• Starbucks Corporation

• Darden Restaurants, Inc.*	• Wendy’s Company*

• Hilton Worldwide Holdings, Inc.*	• Wyndham Worldwide Corporation*

• Host Hotels & Resorts, Inc.*	• Wynn Resorts, Ltd.*

• Las Vegas Sands Corporation	• Yum! Brands, Inc.*

• Marriott International Inc.

The secondary peer group consists of companies (marked with an “*” above) with revenues ranging from 0.4x—2.5x Hyatt’s revenues and a market cap ranging from 0.25x—4x Hyatt’s market cap.

For 2017, we set our base salaries, annual incentive targets and long-term incentives so that total compensation references the market 50th percentile of the primary and secondary peer groups with the opportunity for upside based on superior performance. We believe that our pay mix is generally consistent with market practice.

Role of Outside Consultant

Mercer provides consulting services to our compensation committee to help:

•	assess the competitiveness of our executive compensation programs;

•	advise on current base salaries, incentive compensation and long-term stock-based compensation;

•	provide analysis regarding our equity awards and dilution and burn-rate under the LTIP;

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•	review our incentive plan design, including the performance share unit program; and

•	assist with the preparation of this CD&A.

Mercer consultants also conduct studies on our plan design for retirement and international benefits and provide consulting services relating to talent management. See the section above titled “Article II — Committees of the Board of Directors — Compensation Committee — Compensation Consultant Fees and Services” for further information regarding services performed by Mercer in 2017.

Role of Executive Officers

In making decisions about executive compensation, the compensation committee invites our Executive Chairman, our President and Chief Executive Officer and our Chief Human Resources Officer to present various compensation proposals at the committee meetings and to answer any questions the committee may have. The compensation committee meets in executive session to determine Mr. Thomas J. Pritzker’s compensation. With respect to the compensation of our President and Chief Executive Officer, the compensation committee meets in executive session with our Executive Chairman and, from time to time, our Chief Human Resources Officer is present at such meetings. Mr. Hoplamazian provides input and recommendations to the compensation committee for each NEO (other than Mr. Thomas J. Pritzker and himself) with respect to achievement of their individual goals under our annual incentive plan.

Key Elements of Total Rewards in 2017

Our total rewards programs include fixed and variable compensation as well as other benefits. We provide the following compensation elements to our NEOs:

Compensation Element	Purpose	Description
Base Salary	Fixed component of pay that fairly compensates the individual based upon level of responsibilities	Fixed cash payments

Annual Incentive	Aligns compensation with performance at the enterprise and regional or functional level	Variable annual cash award based on achievement of performance objectives as outlined in this CD&A

Long-Term Incentive	Reward for creating long-term stockholder value, provides alignment with stockholder interests	Value delivered as one-third SARs, one-third time-vested RSUs and one-third PSUs (based on an average Adjusted Return on Gross Assets (“ROGA”) goal), with the exception of Mr. Thomas J. Pritzker who receives 100% of his long-term incentives in the form of SARs

Employee Benefits	Retirement, health and other benefits that provide comprehensive long-term financial security to a globally mobile workforce, enables us to maintain a healthy and productive workforce and attract and retain employees	401(k) plan and deferred compensation programs with matching and retirement contributions, PTO, health, life and disability insurance, and limited perquisites

Severance Benefits	Severance benefits provided to NEOs upon an involuntary termination of employment without cause or, within the three months prior to or the twenty-four months following a change in control, upon termination of employment for good reason	Severance facilitates recruitment and retention of NEOs by providing income security in the event of involuntary job loss, as outlined in this CD&A, and further enables NEOs to focus on our best interests and those of our stockholders in the event of a potential transaction that could result in the NEO’s termination

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Salary

Salaries for our NEOs are reviewed annually. Our NEOs’ salaries for 2017 reflected several factors, including overall experience, time in the role, performance, market levels and the desire to provide an appropriate base as part of their overall total rewards. During 2017, the compensation committee increased salaries in connection with our annual merit review and based on the factors above resulting in the year-over-year increases set forth in the following table.

Name	2016 Salary	2017 Salary	Salary Increase %
Thomas J. Pritzker	$537,500	$550,000	2.3%
Mark S. Hoplamazian	$1,150,000	$1,179,000	2.5%
Patrick J. Grismer	$775,000	$794,000	2.5%
H. Charles Floyd	$750,000	$769,000	2.5%
Stephen G. Haggerty	$700,000	$717,000	2.4%

Annual Incentive

Our annual incentive plan provides at-risk compensation designed to reward executives for achievement of operating results over a one-year performance period. Incentives are based on both financial and non-financial metrics that are intended to balance overall focus on enterprise performance, regional/functional performance and other strategic priorities that will strengthen our competitive position.

Under the terms of his letter agreement with us, Mr. Thomas J. Pritzker is not eligible for annual incentives under our plan as his role is to focus on Hyatt’s long-term growth and strategy. As such, he is eligible to receive long-term incentive awards through our long-term incentive program. The target and maximum incentive opportunities for our other NEOs are determined annually by the compensation committee based on references to market data and the individual’s role in the organization, overall experience and time in the role. In particular, the compensation committee considered the total compensation market data for these positions. The compensation committee focused on delivering a total compensation package which would attract a high level of talent while weighting more of the NEOs’ total compensation potential on variable and long-term incentives, thereby aligning their interests with those of our stockholders. For 2017 performance, the target and maximum annual incentive opportunities as a percentage of base salary for each NEO who participated in our annual incentive plan were as follows:

Name	Target	Maximum
Mark S. Hoplamazian	175%	350%
Patrick J. Grismer	100%	200%
H. Charles Floyd	100%	200%
Stephen G. Haggerty	100%	200%

For 2017, we established an initial financial goal of $748 million of Adjusted Compensation EBITDA (“Threshold Goal”), the attainment of which was required as a condition to the payment to our NEOs of any annual incentives. If we attained the Threshold Goal, then the compensation committee could pay up to the maximum annual incentive. However, the compensation committee retained discretion to reduce the annual incentive actually earned based on such other factors or metrics as it determined. The Threshold Goal was set as a meaningful baseline performance metric intended to cause the annual incentives to constitute “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) (and thus preserve the potential deductibility of these payments), to the extent payable, while retaining the compensation committee’s ability to apply certain qualitative metrics to the annual incentive program. For 2017, we achieved Adjusted Compensation EBITDA of $845 million1 so the Threshold Goal was met. The compensation committee then applied the following incentive goals similar to those used in prior years to determine our NEOs’ actual annual incentives:

•

Hyatt’s Financial Performance (50% of overall target award): Similar to prior years, the compensation committee used Adjusted Compensation EBITDA for purposes of determining the payout of this component.

	Threshold	Target	Maximum
Adjusted Compensation EBITDA Goal	$748 million	$831 million	$956 million
Payout	50%	100%	200%

Applying the payout scale for Adjusted Compensation EBITDA, the compensation committee awarded the NEOs 111.1% of their respective target annual incentives for this component. The results are interpolated for performance between threshold and target and maximum.

[1]	“Adjusted Compensation EBITDA” means our Adjusted EBITDA as described in Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Key Business Metrics Evaluated by Management — Adjusted Earnings Before Interest Expense, Taxes, Depreciation, and Amortization,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as further adjusted to exclude $29M of expenses relating to the annual incentive.

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•

Strategic Priorities (20% of overall target award): In 2017, four strategic priorities were identified: cultivate the best people and evolve the culture, build and deliver brand-led experiences, operate with excellence and grow with intent. In support of this, a dashboard was developed with various metrics under each priority to help the compensation committee assess achievement of the applicable component. Based on an assessment of the progress made towards the four strategic priority areas in 2017, the compensation committee awarded the NEOs 80% of their respective target annual incentives related to this component.

•

Individual Management By Objectives (“MBOs”) and Discretion (30% of overall target award): Financial and non-financial MBOs (described in additional detail below) applied to each individual were designed to incentivize each NEO in his or her area of responsibility, as well as build brand value over time. Based on an assessment of achievement of these goals and other factors consistent with Hyatt’s purpose, values, and behaviors considered, awards to Mr. Hoplamazian, Mr. Grismer, Mr. Floyd and Mr. Haggerty were 125%, 133% 113%, and 100% of their respective target annual incentives related to this component.

Hoplamazian’s 2017 Annual Incentive

Mr. Hoplamazian’s individual MBOs for 2017 included:

•	People/Organization. Lead the organization in culture transformation and ensure organization is appropriately resourced for enterprise growth.

•	Build and Deliver Brand-Led Experiences. Demonstrate operating and financial impact of innovation and enterprise growth initiatives, including evolving Wellness strategy.

•	Operate with Excellence. Establish broader approach to distribution channel strategy.

•	Growth. Develop long-term plan for asset profile and liquidity.

Based on input from our Executive Chairman and the review of our performance during 2017, the compensation committee awarded Mr. Hoplamazian 125% of his individual MBO and discretion component.

Accordingly, based on Hyatt’s 2017 financial performance and the factors and considerations discussed above, the compensation committee awarded Mr. Hoplamazian a 2017 annual incentive payment of $2,250,000 representing a payout of 109.1% of target.

Grismer’s 2017 Annual Incentive

Mr. Grismer’s individual MBOs for 2017 included:

•	People. Elevate global finance communications, leadership development and analytical capability.

•	Brand. Enable new investments through reviews and reallocation of managed costs and selling, general, and administrative expenses.

•	Operations. Integrate and intensify productivity initiatives.

•	Growth. Intensify asset productivity as a filter for capital deployment. Enhance forecasting accuracy.

Based on input from our President and Chief Executive Officer and the review of our performance during 2017, the compensation committee awarded Mr. Grismer 133% of his individual MBO and discretion component.

Accordingly, based on Hyatt’s 2017 financial performance and the factors and considerations discussed above, the compensation committee awarded Mr. Grismer a 2017 annual incentive payment of $884,900, representing a payout of 111.5% of target.

Floyd’s 2017 Annual Incentive

Mr. Floyd’s individual MBOs for 2017 included:

•	People. Enhance succession planning for operations and technology teams and support professional development of top leaders.

•	Brand. Assist with launching and supporting new brands. Implement loyalty program touch points.

•	Operations. Improve hotel opening process and support new brands. Improve operating performance, productivity, and margin growth.

Based on input from our President and Chief Executive Officer and the review of our performance during 2017, the compensation committee awarded Mr. Floyd 113% of his individual MBO and discretion component.

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Accordingly, based on Hyatt’s 2017 financial performance and the factors and considerations discussed above, the compensation committee awarded Mr. Floyd a 2017 annual incentive payment of $810,900, representing a payout of 105.5% of target.

Haggerty’s 2017 Annual Incentive

Mr. Haggerty’s individual MBOs for 2017 included:

•	Growth. Facilitate transactions and achieve development growth targets. Accelerate growth of select service brands. Develop strategy to integrate new brands and enterprise growth initiatives.

•	Capital Strategy. Manage Hyatt’s potential financial exposure in investments.

Based on input from our President and Chief Executive Officer and the review of our performance during 2017, the compensation committee awarded Mr. Haggerty 100% of his individual MBO and discretion component.

Accordingly, based on Hyatt’s 2017 financial performance and the factors and considerations discussed above, the compensation committee awarded Mr. Haggerty a 2017 incentive payment of $728,100 representing a payout of 101.6% of target.

The actual annual incentive compensation earned for 2017 performance expressed as a percentage of base salary as in effect at year-end and the resulting percentage of target incentive for each NEO was as follows:

Name	Actual(1)
Mark S. Hoplamazian	190.8% of year-end salary (109.1% of target)
Patrick J. Grismer	111.5% of year-end salary (111.5% of target)
H. Charles Floyd	105.5% of year-end salary (105.5% of target)
Stephen G. Haggerty	101.6% of year-end salary (101.6% of target)

(1)	For 2017, the annual incentive payments were rounded to the nearest hundred dollar increment.

Long-Term Incentive

In 2017, we granted equity incentive awards in the form of SARs, RSUs and PSUs under our LTIP as the means of providing long-term incentives to our executives. These grants were designed to:

•	drive and reward performance over an extended period of time to promote creation of long-term value for our stockholders;

•	create strong alignment with the long-term interests of our stockholders;

•	assist in retaining highly qualified executives; and

•	contribute to competitive total rewards.

In determining the value of long-term incentive grants, we considered market data, the individual’s potential contribution to our success and the relationship between each NEO’s short-term and long-term compensation. For 2017, the compensation committee determined that the value of long-term incentive awards to NEOs, other than Mr. Thomas J. Pritzker, would be delivered one-third in SARs, one-third in RSUs, and one-third (at target performance) in PSUs. The compensation committee believes that awarding an equal mix of SARs, RSUs and PSUs achieves a balance in linking NEO long-term rewards to company performance. SARs do not provide any value unless the stock price appreciates, the value of RSUs increases or decreases in the same way stockholders’ stock value increases or decreases, and PSUs focus NEOs on the attainment of specified company performance objectives. The actual number of SARs, RSUs and PSUs granted was determined based on utilizing the Black-Scholes-Merton value for the SARs and the value of our common stock for the RSUs and PSUs based on the closing stock price of our common stock on the date of grant. Mr. Thomas J. Pritzker received his long-term incentive award for 2017 entirely in the form of SARs, taking into consideration his large existing ownership position and to further focus Mr. Pritzker on long-term shareholder value creation.

In 2017, in addition to the annual long-term incentive grants described above, the compensation committee granted RSU awards to each of Messrs. Hoplamazian, Floyd, and Haggerty. The awards, granted in the form of RSUs that vest based on the Company’s performance, were intended to, among other things, reinforce our goals of retaining and incentivizing the NEOs and continuing to align pay with performance. The RSUs vest 100% in March 2018 based on

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achievement of an Adjusted Compensation EBITDA performance metric, which for 2017 was the same as the Adjusted Compensation EBITDA Threshold Goal applied in respect of the 2017 annual incentive plan (described in detail in the section above in the CD&A section of this proxy statement titled “Annual Incentive”), and contingent on continued employment through the vesting date (subject to accelerated vesting upon death or disability or involuntary termination following a change in control of the Company). For 2017, we achieved Adjusted Compensation EBITDA of $845 million so the Adjusted Compensation EBITDA Threshold Goal was met.

The grant date fair value of these RSUs and the number of shares of common stock underlying these RSUs, are set forth in the following table:

Name	RSU Value	Number of RSUs
Mark S. Hoplamazian	$416,883	7,918
H. Charles Floyd	$138,943	2,639
Stephen G. Haggerty	$104,194	1,979

SARs

SARs are designed to deliver value to NEOs only if our stock price increases over the grant date value. Each vested SAR gives the holder the right to receive the appreciation in the value of one share of our Class A common stock at the exercise date over the value of one share of our Class A common stock at the date of grant. Generally, SARs vest equally over four years based on continued service and are settled by delivery of shares of our Class A common stock (but may be subject to accelerated vesting upon a recipient’s death or disability, or his or her involuntary termination following a change in control of the Company).

RSUs

RSUs are designed to align the interests of our NEOs with the interests of our stockholders, to reward performance and to promote retention of our executives by providing equity-based compensation that fluctuates with our stock price. RSUs also help reduce the volatility of our overall long-term incentive package that arises in part due to the cyclical nature of the lodging industry since the volatility of the value of an RSU is lower than the volatility of the value of a SAR.

RSUs, accordingly, are intended to create a sense of ownership and to better align executives’ interests with our stockholders’ interests. Generally, RSUs vest equally over four years (but may be subject to accelerated vesting upon a recipient’s death or disability, or his or her involuntary termination following a change in control of the Company) and are settled by delivery of shares of our Class A common stock.

PSUs

PSUs are designed to align the interests of our NEOs with the interests of our stockholders, to reward the cumulative attainment of longer-term performance objectives linked to three-year financial goals and to thereby promote greater retention of our executives while providing equity-based compensation that fluctuates with our stock price. PSUs vest based on achievement of a three-year average ROGA goal, as may be further modified based on achievement of three-year “Relative EBITDA Growth Rank”, and generally subject to the NEO’s continued employment through the three-year performance period (except in the case of certain qualifying terminations of employment due to death or disability, retirement, or in the case of a change in control of the Company). “Adjusted ROGA” is generally defined as Adjusted EBITDA divided by Average Gross Assets for each year of the three-year performance period. “Gross Assets” is defined as total assets plus accumulated depreciation of property and equipment. For this purpose Adjusted EBITDA is defined as set forth in Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Key Business Metrics Evaluated by Management — Adjusted Earnings Before Interest Expense, Taxes, Depreciation, and Amortization,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017. “Relative EBITDA Growth Rank” is generally defined as the rank order (including Hyatt) of cumulative growth of EBITDA figures, to the extent publicly reported, from each of the following: Accor, Hilton, Host, Intercontinental, and Marriott over the performance period. The performance metrics used in determining PSU vesting were established such that the relative difficulty of achievement would be challenging but reasonable in light of past performance, future expectations and market conditions.

We believe that disclosure of information regarding the specific performance metrics used in determining PSU vesting will cause substantial competitive harm to Hyatt, both directly and indirectly. Therefore, in accordance with applicable SEC rules, the specific performance metrics used in determining PSU vesting have been omitted from this proxy statement; however, we expect to disclose these metrics in accordance with applicable SEC rules, following the conclusion of the applicable performance period.

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Determination of Performance for Prior-Year PSs

In 2015, the compensation committee granted performance shares (“PSs”) with a three-year performance period that would only be earned if the NEOs achieved challenging three-year “economic profit” goals established by the compensation committee. “Economic profit” is generally defined as Adjusted EBITDA less 10% of the Company’s average invested capital for each year of the three-year performance period and excluding expenses relating to the annual incentive program and the PSs. For this purpose, Adjusted EBITDA is defined as set forth in Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Key Business Metrics Evaluated by Management — Adjusted Earnings Before Interest Expense, Taxes, Depreciation, and Amortization,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015. The vesting of these performance shares was subject to meeting the threshold goal and subject to continued service through the end of the three-year performance period (with continued payout eligibility following a recipient’s death or disability, pro-rated payout eligibility following a recipient’s retirement and payout at the greater of target or actual performance payout levels in the event of a change in control of the Company). Economic profit achieved for the 2015 through 2017 period was $429 million, below the threshold of $630 million resulting in no payout.

Equity Practices

The Company makes equity grants pursuant to our Amended and Restated Summary of Non-Employee Director Compensation Policy and the LTIP during regularly scheduled board meetings or during periods when we are not in possession of material non-public information. Pursuant to the Insider Trading Policy, neither the Company, nor executive officers, directors or blackout covered employees may trade in any securities of the Company during the period beginning fourteen calendar days before the end of any fiscal quarter of the Company and ending two trading days after the public release of earnings data for such quarter whether or not the Company or any of the executive officers, directors or covered employees is in possession of material, non-public information.

Employee Benefits

Our NEOs receive employee benefits similar to other salaried colleagues, such as participation in our 401(k) Plan, Deferred Compensation Plan (“DCP”) with employer contributions, health, life and disability plans and severance benefits, as described in more detail below and in the section below in the CD&A section of this proxy statement titled “Potential Payments on Termination or Change in Control.” In addition, we provide certain additional retirement and deferred compensation benefits to our NEOs, as well as limited perquisites. These additional employee benefits and perquisites make up the benefits/work/lifestyle portion of our total rewards package and allow us to compete in attracting and retaining executives.

Termination and Severance Benefits

In the event of certain qualifying terminations of employment, NEOs are entitled to severance payments and benefits under the Hyatt Hotels Corporation Executive Officer Severance and Change in Control Plan (the “Severance and Change in Control Plan”). All severance payments and benefits under the Severance and Change in Control Plan that are payable in connection with a change in control are “double trigger,” meaning that an NEO will not receive severance benefits in connection with a change in control unless the NEO also experiences a qualifying termination of service. We do not provide “single trigger” severance payments or benefits to our NEOs in connection with a change in control. For a description of the material terms of the Severance and Change in Control Plan, see the section below in the CD&A section of this proxy statement titled “Potential Payments on Termination or Change in Control.”

We do not provide for tax reimbursement payments or tax gross-ups related to a change in control.

Retirement Programs

In addition to our 401(k) plan that is available to employees generally, our NEOs may participate in the DCP, which is a non-qualified deferred compensation plan.

401(k) Plan

Our 401(k) plan is an ongoing, tax-qualified “401(k)” plan under which we match 100% on the first 3% of compensation that an employee contributes and 50% on the next 2% of compensation that an employee contributes, up to a total match of 4% of an employee’s compensation (subject to the IRS limits for tax qualified plans).

Deferred Compensation Plan

The DCP allows executives to defer up to 75% of their base salaries and all or a portion of their annual incentives. We also make an employer contribution to the plan based on a designated contribution schedule. For 2017, Messrs.

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Thomas J. Pritzker, Hoplamazian, Floyd and Haggerty received a dollar for dollar match on deferrals up to $12,000, respectively. For 2017, as a new hire under the DCP, Mr. Grismer received a 3% employer contribution for his base salary up to $15,500. Executives who participate in the DCP can select among various market-based investment options and are eligible to receive their account balances when they terminate employment.

Perquisites

We offer limited perquisites to our executives which we believe are reasonable and consistent with our total rewards program and our goal of attracting and retaining key executives. Perquisites that are provided include:

•	limited use of Hyatt properties per the policy that is applicable to all Hyatt colleagues;

•	corporate dining room use (which perquisite was eliminated in July 2017);

•	complimentary parking; and

•	relocation for new executives as necessary.

Messrs. Thomas J. Pritzker and Hoplamazian are permitted to use our leased corporate aircraft for personal travel. Under our aircraft usage policy, Mr. Hoplamazian may use up to 30 hours per year with Mr. Thomas J. Pritzker’s prior approval, and the compensation committee’s approval for personal travel over 30 hours. Mr. Hoplamazian and Mr. Thomas J. Pritzker did not use the corporate aircraft for personal travel in 2017.

Regulatory Considerations

Section 162(m)

Prior to the effectiveness of the Tax Cuts and Jobs Act of 2017, Section 162(m) of the Code generally disallowed a federal tax deduction to public companies for compensation greater than $1 million paid in any tax year to specified executive officers unless the compensation was “qualified performance-based compensation” under that section. Pursuant to the Tax Cuts and Jobs Act of 2017, the exception for “qualified performance-based compensation” under Section 162(m) of the Code was eliminated with respect to all remuneration other than remuneration pursuant to a written binding contract in effect on November 2, 2017 or earlier which was not modified in any material respect on or after such date (the legislation providing for such transition rule, the “Transition Relief”). In addition, this new legislation expanded the scope of employees to whom the prohibition on deduction of annual compensation over $1 million applies.

Certain of our compensation and benefit plans in effect in 2017 were designed to permit us to grant awards that were intended to qualify as “qualified performance-based compensation”; however, it is possible that awards intended to qualify for the tax deduction may not have so qualified if all requirements of the “qualified performance-based compensation” exemption were not met and may not so qualify if the contract or agreement pursuant to which they were awarded does not meet the requirements of the Transition Relief. Furthermore, although the compensation committee may have taken action intended to limit the impact of Section 162(m), it also believes that the tax deduction is only one of several relevant considerations in setting compensation. The compensation committee believes that the tax deduction limitation should not be permitted to compromise the ability to design and maintain executive compensation arrangements that will attract and retain executive talent. Accordingly, achieving the desired flexibility in the design and delivery of compensation may have resulted in (and may continue to result in, in light of the recent changes in the law) compensation that in certain cases is not deductible for federal income tax purposes.

ASC Topic 718

Grants of stock-based compensation are accounted for under ASC Topic 718. The compensation committee regularly considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to equity-based compensation awards. As accounting standards change, we may revise certain programs to appropriately align the cost of our equity-based compensation awards with our overall executive compensation philosophy and objectives.

Our incentive compensation programs have been designed and administered in a manner generally intended to preserve federal income tax deductions. However, the compensation committee considers the tax and accounting consequences of utilizing various forms of compensation and retains the discretion to pay compensation that is not tax deductible or could have adverse accounting consequences.

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Share Ownership Requirement, Compensation Recovery Policy and Anti-Hedging/Anti-Pledging Policies

In 2009, we adopted share ownership guidelines. In 2015, we revised the guidelines to require each of our NEOs (other than Mr. Thomas J. Pritzker) to hold vested SARs, vested or unvested RSUs or shares of common stock with a value within the following guidelines, which continued to be the share ownership guidelines for 2017:

NEO	Multiple of salary
Mr. Hoplamazian (CEO)	5 times base salary
Mr. Grismer, Mr. Floyd and Mr. Haggerty (EVPs)	3 times base salary

Once an NEO reaches age 55, his ownership guideline reduces by 10% per year until age 60. Our NEOs have five years to meet these goals from when they become NEOs. We adopted these share ownership guidelines as a means of requiring executives to hold equity and tie their interests to the interests of our stockholders. All NEOs currently meet the guidelines. Given that trusts for the benefit of Mr. Thomas J. Pritzker and his lineal descendants directly and indirectly own a significant percentage of our outstanding common stock, it was determined that Mr. Thomas J. Pritzker did not need to be subject to the share ownership guidelines, although his ownership of SARs alone would satisfy the guidelines at a five times base salary level.

We also have a compensation recovery policy which, if the board of directors determines that an executive has engaged in fraudulent or willful misconduct that resulted in a restatement of our financial results, allows the board of directors (or a committee thereof) in its discretion to recover from such executive any bonus, equity compensation or profits received on equity compensation by such executive.

Pursuant to our Insider Trading Policy, our NEOs are prohibited from “hedging” their ownership in shares of our common stock or other equity-based interests in the Company (including by engaging in short sales relating to our common stock), and are generally prohibited from pledging shares of our common stock as collateral for loans.

Summary Compensation Table

Name and Principal Position	Year		Salary	Bonus	Stock Awards (1)(2)	Option Awards (1)	Non-Equity Incentive Plan Compensation (3)	All Other Compensation (4)	Total
Thomas J. Pritzker	2017		$547,917	$0	$0	$3,999,995	$0	$30,478	$4,578,390
Executive Chairman of the Board	2016		$535,417	$0	$0	$3,999,998	$0	$40,408	$4,575,823
	2015		$522,917	$0	$0	$3,722,486	$0	$42,596	$4,287,999
Mark S. Hoplamazian	2017		$1,174,167	$0	$4,416,809	$1,999,997	$2,250,000	$31,683	$9,872,656
President and Chief	2016		$1,135,833	$0	$4,374,926	$3,499,982	$1,649,200	$40,412	$10,700,353
Executive Officer (Principal Executive Officer)	2015		$1,060,833	$0	$2,999,979	$1,499,991	$1,455,500	$48,363	$7,064,666
Patrick J. Grismer	2017		$790,833	$0	$1,433,238	$716,653	$884,900	$37,703	$3,863,327
Executive Vice President,	2016	(5)	$613,542	$0	$1,766,576	$1,283,329	$513,100	$236,389	$4,412,936
Chief Financial Officer (Principal Financial Officer)
H. Charles Floyd	2017		$765,833	$0	$1,472,251	$666,655	$810,900	$45,258	$3,760,897
Executive Vice President,	2016		$746,667	$0	$1,458,261	$1,166,646	$615,700	$52,412	$4,039,686
Global President of Operations	2015		$727,083	$0	$2,266,612	$1,633,303	$664,000	$48,363	$5,339,361
Stephen G. Haggerty	2017		$714,167	$0	$1,104,122	$499,999	$728,100	$40,433	$3,086,821
Executive Vice President,	2016		$687,500	$0	$1,093,685	$874,974	$569,400	$52,412	$3,277,971
Global Head of Capital Strategy, Franchising and Select Service	2015		$622,500	$0	$999,918	$499,983	$507,400	$48,362	$2,678,163

(1)	Amounts shown in the “Stock Awards” column represent the aggregate grant date fair value of RSUs and PSUs (2016 and 2017) and PSs (2015) and the amounts shown in the “Option Awards” column represent the aggregate grant date fair value of SARs, in each case, granted in the year indicated in accordance with ASC Topic 718. For a discussion of the assumptions made in the valuation reflected in these columns, see Note 16 to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2017. With regard to the PSU awards, the values set forth above reflect the vesting of PSUs based on the probable outcome of target levels. For a discussion of threshold, target and maximum levels of vesting on PSU awards, see the section in the CD&A section of this proxy statement titled “Grants of Plan-Based Awards — 2017.”

(2)	For 2017 PSU awards, amounts shown reflect the grant date fair value of the awards at target payout. The grant date fair value of the PSU awards assuming the highest level of performance (i.e., 200% of target) are as follows: Mr. Hoplamazian $3,999,926, Mr. Grismer $1,433,238, Mr. Floyd $1,333,309, and Mr. Haggerty $999,929.

Hyatt Hotels Corporation    2018 Proxy Statement    35

(3)	See the section in the CD&A section of this proxy statement titled “Annual Incentive” for a more detailed description of the incentive compensation program.

(4)	All Other Compensation for 2017 includes that shown in the table below.

Name	401(k) Match and Contributions to DCP	Life Insurance and Long-Term Disability Premiums	Perquisites and Other Personal Benefits(1)	Total
Thomas J. Pritzker	$17,474	$704	$12,300	$30,478
Mark S. Hoplamazian	$10,800	$1,133	$19,750	$31,683
Patrick J. Grismer	$20,277	$926	$16,500	$37,703
H. Charles Floyd	$22,800	$1,133	$21,325	$45,258
Stephen G. Haggerty	$22,800	$1,133	$16,500	$40,433

(1)	Amounts shown reflect: executive dining room usage through July 2017, when the perquisite was eliminated ($12,300 for each of Messrs. Pritzker, Hoplamazian, Floyd, Haggerty, and Grismer), parking benefits ($7,450 for Mr. Hoplamazian, $4,200 for each of Messrs. Grismer and Haggerty, and $9,025 for Mr. Floyd)

(5)	Mr. Grismer commenced employment as Executive Vice President, Chief Financial Officer on March 14, 2016. Accordingly, the amounts set forth reflect partial year compensation.

The actual value, if any, which an executive may realize from a SAR, RSU or PSU is contingent upon the satisfaction of the conditions to vesting applicable to that award, and with respect to SARs, is determined by reference to the excess of the stock price on the date of exercise over the base price on the date the award is granted. Thus, there is no assurance that the value, if any, eventually realized by the executive will correspond to the amount shown in the table above. The amounts shown in the table above are prepared in accordance with ASC Topic 718.

Grants of Plan-Based Awards—2017

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(#)	All Other Option Awards: Number of Securities Underlying Options(#)	Exercise or Base Price of Option Awards ($)(3)	Grant Date Fair Value of Stock and Options Awards(4)

		Threshold	Target	Maximum	Threshold(#)	Target(#)	Maximum(#)
Thomas J. Pritzker
SARs	3/22/2017								244,648	$52.65	$3,999,995

Mark S. Hoplamazian
		$1,031,625	$2,063,250	$4,126,500
PSUs	3/22/2017				11,396	37,986	75,972				$1,999,963
SARs	3/22/2017								122,324	$52.65	$1,999,997
RSUs	3/22/2017							37,986			$1,999,963
RSUs(5)	3/22/2017					7,918					$416,883

Patrick J. Grismer
		$397,000	$794,000	$1,588,000
PSUs	3/22/2017				4,083	13,611	27,222				$716,619
SARs	3/22/2017								43,832	$52.65	$716,653
RSUs	3/22/2017							13,611			$716,619

H. Charles Floyd
		$384,500	$769,000	$1,538,000
PSUs	3/22/2017				3,799	12,662	25,324				$666,654
SARs	3/22/2017								40,774	$52.65	$666,655
RSUs	3/22/2017							12,662			$666,654
RSUs(5)	3/22/2017					2,639					$138,943

Stephen G. Haggerty
		$358,500	$717,000	$1,434,000
PSUs	3/22/2017				2,849	9,496	18,992				$499,964
SARs	3/22/2017								30,581	$52.65	$499,999
RSUs	3/22/2017							9,496			$499,964
RSUs(5)	3/22/2017					1,979					$104,194

(1)	The amounts shown represent the threshold, target and maximum potential payments under the annual incentive program based on multiples of the NEO’s base salary as of December 31, 2017. See the section in the CD&A section of this proxy statement titled “Annual Incentive” for a more detailed description of the incentive compensation program.

36    Hyatt Hotels Corporation    2018 Proxy Statement

(2)	The amounts shown represent the potential PSUs that may be earned under the LTIP at each of the threshold, target and maximum performance levels. Each NEO was granted PSUs at target, but the number of PSUs that will vest and be retained by the NEO will be determined at the conclusion of the 2017 through 2019 performance period. PSUs will vest based on achievement of three-year average “Adjusted ROGA” goals as may be further modified based on three-year “Relative EBITDA Growth Rank”, and are generally subject to continued employment through the vesting date. “Adjusted ROGA” is generally defined as Adjusted EBITDA divided by Average Gross Assets for each year of the three-year performance period. For this purpose Adjusted EBITDA is defined as set forth in Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Key Business Metrics Evaluated by Management—Adjusted Earnings Before Interest Expense, Taxes, Depreciation, and Amortization,” of our Annual Report on Form 10-K for the year ended December 31, 2017. If the threshold Adjusted ROGA goal is not achieved at the end of the three-year performance period, then all of the PSUs will be forfeited and none will vest. If the threshold Adjusted ROGA goal is achieved, 33% of the PSUs will vest. If the target performance goal is achieved, 100% of the PSUs granted will vest. If the maximum Adjusted ROGA goal is achieved, 182% of the PSUs will vest. Achievement between the threshold and maximum performance goals will be interpolated linearly based on level of achievement. The number of PSUs vesting will further be modified up to plus or minus 10% by Relative EBITDA Growth Rank so that overall the threshold number of PSUs to vest is 30% of target and the maximum number of PSUs to vest is 200% of target.

(3)	The strike price of SARs is the closing price of the Company’s stock on the date of grant.

(4)	Amounts shown represent the grant date fair value of SARs, RSUs and PSUs granted in the year indicated in accordance with ASC Topic 718. For a discussion of the assumptions made in the valuation reflected in these columns, see Note 16 to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2017. With regard to the valuation of PSU awards, the grant date fair values set forth above reflect the vesting of PSUs based upon the probable outcome at target levels.

(5)	Messrs. Hoplamazian, Floyd and Haggerty received an additional RSU grant which will vest 100% in March 2018 subject to achievement of the Adjusted Compensation EBITDA Threshold Goal and generally subject to continued service through the vesting date. There is neither a threshold nor a maximum performance measurement for these awards.

The actual value, if any, that an executive may realize from a SAR, RSU or a PSU is contingent upon the satisfaction of the conditions to vesting in that award, and with respect to SARs, upon there being a positive excess of the stock price on the date the award is exercised over the base price established on the award date. Thus, there is no assurance that the value, if any, eventually realized by the executive will correspond to the grant date fair value shown in the table above.

Narrative to Summary Compensation and Grants of Plan-Based Awards Tables

Messrs. Thomas J. Pritzker and Hoplamazian are parties to employment letter agreements with us, each of which became effective as of January 1, 2013. Each letter agreement has a current term that continues through December 31, 2017, subject to automatic one-year renewals unless either party provides 180 days’ prior notice to the other not to renew.

Under their respective letter agreements, Messrs. Thomas J. Pritzker and Hoplamazian are entitled, respectively, to (i) current base salaries equal to $550,000 and $1,179,000, (ii) annual equity awards under the LTIP with target grant date fair values equal to $4,000,000 and $6,000,000, in each case, subject to adjustment by the compensation committee, and (iii) in the case of Mr. Hoplamazian, an annual incentive payment under our annual incentive plan, with a target annual incentive payment in an amount equal to 175% of Mr. Hoplamazian’s base salary and a maximum annual incentive payment in an amount equal to 350% of his base salary, in each case, subject to adjustment by the compensation committee.

Each letter agreement provides that, upon the executive’s termination of employment, he will be eligible to receive severance payments and benefits in accordance with the terms of the Severance and Change in Control Plan. In addition, pursuant to their respective letter agreements, we will use commercially reasonable efforts to (i) appoint Mr. Thomas J. Pritzker as Executive Chairman for so long as he is a member of our board and as long as he is willing and able to serve in that office and (ii) nominate Mr. Hoplamazian for re-election as a member of our board for so long as he is our President and Chief Executive Officer. If he is not so appointed (Mr. Thomas J. Pritzker) or re-elected (Mr. Hoplamazian), the applicable executive will be entitled to terminate his employment and to the rights and entitlements under the Severance and Change in Control Plan as if his employment were terminated by us without cause. For additional information regarding the Severance and Change in Control Plan, please see the section below in the CD&A section of this proxy statement titled “Potential Payments on Termination or Change in Control.”

Hyatt Hotels Corporation    2018 Proxy Statement    37

Outstanding Equity Awards at Fiscal Year-End—2017

			Option Awards				Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable (1)(5)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)(5)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that have Not Vested (#)(2)(5)	Market Value of Shares or Units of Stock that have Not Vested (4)(5)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock that have Not Vested (#)(3)	Equity Incentive Plan Awards: Market Value of Unearned Shares or Units of Stock that have Not Vested (4)
Thomas J. Pritzker	3/22/2017		—	244,648	$52.65	3/22/2027
	3/23/2016		68,775	206,328	$47.36	3/23/2026
	3/25/2015		90,176	90,177	$56.27	3/25/2025
	2/13/2014		105,141	35,050	$49.39	2/13/2024
	3/15/2013		207,381	—	$43.44	3/15/2023
	3/16/2012		140,601	—	$41.29	3/16/2022
	3/16/2011		127,410	—	$41.74	3/16/2021
	5/11/2010		119,707	—	$40.96	5/11/2020
Mark S. Hoplamazian	3/22/2017						37,986	$2,793,490
	3/22/2017	(a)					7,918	$582,290
	3/22/2017								37,986	$2,793,490
	3/22/2017		—	122,324	$52.65	3/22/2027
	3/23/2016						31,672	$2,329,159
	3/23/2016								42,229	$3,105,521
	3/23/2016		34,387	103,164	$47.36	3/23/2026
	3/23/2016		25,790	77,373	$47.36	3/23/2026
	3/25/2015						13,329	$980,215
	3/25/2015								26,657	$1,960,356
	3/25/2015		36,336	36,338	$56.27	3/25/2025
	2/13/2014						6,455	$474,701
	2/13/2014		42,366	14,124	$49.39	2/13/2024
	3/15/2013		83,565	—	$43.44	3/15/2023
	3/16/2012		86,755	—	$41.29	3/16/2022
	3/16/2011		69,881	—	$41.74	3/16/2021
	5/11/2010		83,795	—	$40.96	5/11/2020
Patrick J. Grismer	3/22/2017						13,611	$1,000,953
	3/22/2017								13,611	$1,000,953
	3/22/2017		—	43,832	$52.65	3/22/2017
	3/23/2016						10,029	$737,533
	3/23/2016	(b)					10,557	$776,362
	3/23/2016								13,372	$983,377
	3/23/2016		10,889	32,669	$47.36	3/23/2026
	3/23/2016	(c)	15,236	30,474	$47.36	3/23/2026
H. Charles Floyd	3/22/2017						12,662	$931,163
	3/22/2017	(a)					2,639	$194,072
	3/22/2017								12,662	$931,163
	3/22/2017		—	40,774	$52.65	3/22/2017
	3/23/2016						10,557	$776,362
	3/23/2016								14,076	$1,035,149
	3/23/2016		11,462	34,388	$47.36	3/23/2026
	3/23/2016		8,596	25,791	$47.36	3/23/2026
	3/25/2015						5,629	$413,957
	3/25/2015	(d)					17,771	$1,306,879
	3/25/2015								11,255	$827,693
	3/25/2015		15,342	15,342	$56.27	3/25/2025
	3/25/2015	(d)	—	41,373	$56.27	3/25/2025
	2/13/2014						3,233	$237,755
	2/13/2014		21,207	7,074	$49.39	2/13/2024
	3/15/2013		35,283	—	$43.44	3/15/2023
	3/16/2012		36,630	—	$41.29	3/16/2022
	3/16/2011		33,193	—	$41.74	3/16/2021
	5/11/2009	(e)					9,211	$677,377

38    Hyatt Hotels Corporation    2018 Proxy Statement

			Option Awards				Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable (1)(5)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)(5)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that have Not Vested (#)(2)(5)	Market Value of Shares or Units of Stock that have Not Vested (4)(5)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock that have Not Vested (#)(3)	Equity Incentive Plan Awards: Market Value of Unearned Shares or Units of Stock that have Not Vested (4)
Stephen G. Haggerty	3/22/2017						9,496	$698,336
	3/22/2017	(a)					1,979	$145,536
	3/22/2017								9,496	$698,336
	3/22/2017		—	30,581	$52.65	3/22/2017
	3/23/2016						7,918	$582,290
	3/23/2016								10,557	$776,362
	3/23/2016		8,596	25,791	$47.36	3/23/2026
	3/23/2016		6,447	19,343	$47.36	3/23/2026
	3/25/2015						4,443	$326,738
	3/25/2015								8,885	$653,403
	3/25/2015		12,112	12,112	$56.27	3/25/2025
	2/13/2014						2,657	$195,396
	2/13/2014		17,442	5,818	$49.39	2/13/2024
	3/15/2013		27,855	—	$43.44	3/15/2023
	3/16/2012		28,918	—	$41.29	3/16/2022
	3/16/2011		11,205	15,000	$41.74	3/16/2021

(1)	Represents outstanding SARs held by the NEOs as of December 31, 2017. The SARs vest and become exercisable based on continued service through the applicable vesting date (but may be subject to accelerated vesting upon a recipient’s death or disability, or his or her involuntary termination following a change of control of the Company).

(2)	Represents RSUs held by the NEOs as of December 31, 2017. The RSUs vest and settle upon the vesting dates based on continued service unless otherwise noted (but may be subject to accelerated vesting upon a recipient’s death or disability, or his or her involuntary termination following a change of control of the Company).

(3)	Represents the target value and number of PSUs granted in 2017 and 2016 and the target value of PSs granted in 2015; actual performance through December 31, 2017 may be lower. Both PSUs and PSs only vest based on performance and continued service through the last day of the performance period.

In the event of a participant’s death or disability, PSUs will vest based on actual performance through the most recent fiscal quarter end (with respect to any partial calendar year, projected through the remainder of the performance period based on actual performance), pro-rated based on the number of months in the performance period elapsed through the date of death or disability. In the event of a participant’s retirement, the participant’s PSUs will remain outstanding and eligible to vest based on actual performance through the end of the performance period, pro-rated based on the number of months in the performance period elapsed through the date of retirement. In the event of a change in control, PSUs will vest immediately prior to the change in control based on actual performance through the most recent fiscal quarter end (with respect to any partial calendar year, projected through the remainder of such calendar year based on actual performance).

(4)	Based on $73.54 per share, which was the closing price of our Class A common stock on December 31, 2017.

(5)	Unless otherwise indicated, all RSU awards and SAR grants will vest in four equal, annual installments commencing on March 16th of the year following the Grant Date.

(a)	Vests 100% on March 16th of the year following the Grant Date.

(b)	Vests 100% on March 16th of the fourth year following the Grant Date.

(c)	Vests in three (33%, 33%, 34%) annual installments commencing on March 16th of the year following the Grant Date.

(d)	Vests in two equal installments on March 16, 2018 and March 16, 2019, respectively.

(e)	Vests 2% per year commencing on June 9, 2009, then 2% on each April 1 through 2014, 68% on April 1, 2015 and 4% per year thereafter on each April 1 with final vesting on April 1, 2020. Settles on earlier of May 1, 2020, separation from service, or a change in control.

Under our Amended and Restated Policy Regarding Equity Vesting and Exercise (“Retirement Policy Regarding Equity Vesting and Exercise”) and unless otherwise specified in the award agreement, all awards under the LTIP will continue to become exercisable and payable following an employee’s retirement, as long as the retiree continues to comply with the policy. “Retirement” for this purpose means a voluntary termination of employment after the sum of the individual’s age and continuous service with us equals or exceeds 65, provided that they are at least age 55. Messrs. Thomas J. Pritzker and Floyd are currently retirement eligible.

Hyatt Hotels Corporation    2018 Proxy Statement    39

Option Exercises and Stock Vested

	SAR Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)(1)	Value Realized on Exercise($)(1)	Number of Shares Acquired on Vesting(#)(1)	Value Realized on Vesting(1)
Mark S. Hoplamazian	61,121	$2,567,640	40,226	$2,154,102
Patrick J. Grismer			3,343	$179,017
H. Charles Floyd	76,765	$1,339,692	18,917	$1,013,067
Stephen G. Haggerty	114,180	$2,579,495	12,375	$662,681

(1)	For each NEO listed above, shares of Class A common stock underlying vested RSUs were delivered upon vesting, except for Mr. Floyd where delivery of shares of Class A common stock underlying 3,069 vested RSUs were deferred under the terms of the award agreement until a future date.

Shares of Class A common stock underlying vested RSUs were delivered or deferred during 2017 as follows:

	Delivered Upon Vesting			Delivery Deferred
Name	Number of Shares	Closing Price on Vesting Date	Date of Vesting	Number of Shares	Date of Vesting	Closing Price on Vesting Date	Deferral Period
Mark S. Hoplamazian	40,226	$53.55	March 16, 2017
Patrick J. Grismer	3,343	$53.55	March 16, 2017
H. Charles Floyd	15,848	$53.55	March 16, 2017	3,069	April 1, 2017	$53.57	Earlier of May 1, 2020, termination of service or a change in control
Stephen G. Haggerty	12,375	$53.55	March 16, 2017

Shares of Class A common stock underlying vested RSUs with a deferred delivery period are also reflected in the “Non-Qualified Deferred Compensation Table.”

Non-Qualified Deferred Compensation Table

The table below sets forth certain information as of December 31, 2017, with respect to the non-qualified deferred compensation plans in which our NEOs participate.

Name	Plan Name	Executive Contributions in Last Fiscal Year(1)	Registrant Contributions in Last Fiscal Year		Aggregate Earnings (Losses) in Last Fiscal Year	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year End
Thomas J. Pritzker	DCP	$410,547	$12,000		$12,952,556		$60,629,059	(2)
Mark S. Hoplamazian	DCP				$487,272		$5,313,014	(2)
Patrick J. Grismer	DCP		$15,500				$15,500	(3)
H. Charles Floyd	DCP	$12,000	$12,000		$1,913,005		$11,945,633	(2)
	RSUs		$164,406	(4)			$4,965,420	(5)
Stephen G. Haggerty	DCP	$142,555	$12,000		$219,317		$1,339,957	(2)

(1)	Includes amounts reflected under “Salary” in the Summary Compensation Table for 2017 for Messrs. Thomas J. Pritzker, Floyd, and Haggerty and amounts reflected under “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table above for 2016 for Messrs. Hoplamazian, Floyd and Haggerty, and which were paid in 2017.

(2)	Of the total amounts shown in each NEO’s Aggregate DCP Balance through fiscal year 2017, the following amounts have been reported, as “Salary,” “Bonus,” “Non-Equity Incentive Plan Compensation,” or “All Other Compensation” in the Summary Compensation Table (in 2017 and in previous years) for Mr. Thomas J. Pritzker: $6,612,238; Mr. Hoplamazian: $3,863,398; Mr. Floyd: $832,178; Mr. Haggerty $835,560.

(3)	Mr. Grismer did not elect to defer his base salary in fiscal year 2017. While Mr. Grismer submitted an election to defer a portion of his annual incentive, he had not completed the required period of service to be eligible to defer amounts under the DCP plan when the annual incentive bonus was paid and, accordingly, such amount was not contributed to the DCP. Mr. Grismer was eligible to receive the employer contribution under the DCP in respect of fiscal year 2017, which was equal to 3% of his base salary, up to $15,500.

40    Hyatt Hotels Corporation    2018 Proxy Statement

(4)	Based on the fair market value (closing stock price) of our Class A common stock on the date of vesting.

(5)	Based on $73.54, the closing price of our Class A common stock on December 31, 2017.

Narrative to Non-Qualified Deferred Compensation Table

See description of the Deferred Compensation Plan in the section above in the CD&A section of this proxy statement titled “Employee Benefits — Retirement Programs — Deferred Compensation Plan.”

Potential Payments on Termination or Change in Control

Severance

The Severance and Change in Control Plan provides the Company’s NEOs with payments and benefits upon a termination of employment without “cause” (other than due to death or disability) or, within the 24-month period following a “change in control,” upon a termination of employment for “good reason” (each, as defined in the Severance and Change in Control Plan). All severance payments and benefits under the Severance and Change in Control Plan that are payable in connection with a change in control are “double trigger,” meaning that an NEO will not receive severance benefits in connection with a change in control unless the NEO also experiences a qualifying termination of service. We do not provide “single trigger” severance payments or benefits (i.e., “walk-away rights”) to our NEOs in connection with a change in control, rather, the NEO must be involuntarily terminated to become entitled to severance payments and benefits.

In the event of a termination of employment without cause (other than due to death or disability) which occurs outside of the 24-month period following a change in control, the NEO is entitled to the following payments and benefits:

•

if the NEO is (i) the Chairman or the President and Chief Executive Officer, cash severance equal to two times the sum of annual base salary and average annual cash bonus for the three fiscal years prior to the termination of employment (the “three-year average bonus”), or (ii) not the Chairman or the President and Chief Executive Officer, cash severance equal to one times the sum of annual base salary and three-year average bonus, subject to increase to two times the sum of annual base salary and three-year average bonus if a change in control occurs within three months following the NEO’s termination of employment, in each case, payable in equal installments over the applicable severance period; and

•

a cash amount equal to the difference between the COBRA premiums that would be applicable to the NEO and the amount the NEO would have paid as an active employee of the Company for the same coverage (the “COBRA benefit”), payable in equal installments over the applicable severance period.

In the event of a termination of employment without cause (other than due to death or disability) or for good reason, in each case, within the 24-month period following a change in control, an NEO is entitled to the following payments and benefits:

•

cash severance equal to two times the sum of annual base salary and target annual cash bonus, generally payable in equal installments over the severance period (however, if the change in control constitutes a change in control under applicable tax regulations, such cash severance will be paid in a lump sum);

•	a cash payment equal to the NEO’s target annual cash bonus, prorated based on the number of days elapsed during the applicable calendar year prior to the termination of employment; and

•	the COBRA benefit, payable in equal installments over the severance period.

Receipt of severance payments and benefits under the Severance and Change in Control Plan is contingent on the NEO’s timely execution and delivery to the Company of an effective release of claims.

We do not provide for tax reimbursement payments or gross-ups to our NEOs related to a change in control.

For purposes of the Severance and Change in Control Plan:

•

“Cause” is defined by reference to the applicable NEO’s employment agreement or, if not so defined, “cause” means, whether or not such events are discovered or known by the Company at the time of the NEO’s termination: (I) engaging in illegal or unethical conduct which is or could reasonably be expected to be injurious to the business reputation of the Company; (ii) misconduct in the performance of the NEO’s duties, including, without limitation, refusal to carry out any proper direction by the Company or superior officers; neglect of duties; (iii) fraud, theft, embezzlement or comparable dishonest conduct; or (iv) any act that has or threatens to have a substantial adverse effect on the Company’s reputation, revenue or profitability. The board of directors (or its applicable designee) has full and final authority to determine conclusively whether “cause” exists pursuant to this definition.

Hyatt Hotels Corporation    2018 Proxy Statement    41

•

“Good Reason” is defined by reference to the applicable NEO’s employment agreement or, if not so defined, “good reason” means, without the NEO’s written consent, (i) any material adverse change in the nature or status of the NEO’s duties, authority or responsibilities, including lines of reporting responsibility; (ii) a material reduction in the NEO’s base salary; (iii) a material relocation of the NEO’s principal place of employment; or (iv) any other action or inaction of the Company that would constitute a material breach by the Company of the material terms of the NEO’s employment, in each case, subject to customary notice and cure by the Company.

On January 17, 2018 we entered into a Transition and Separation Agreement with Mr. Haggerty (the “Separation Agreement”). Pursuant to the Separation Agreement, commencing on January 17, 2018 and continuing for a transition period through July 31, 2018 (or until certain earlier separation events), Mr. Haggerty will remain employed on a full-time basis with us in the role of Special Advisor to the Chief Executive Officer. During the transition period, Mr. Haggerty will continue to earn and vest into his current compensation and benefits, including eligibility to vest into previously-issued equity incentive awards and to earn a 2018 annual cash incentive for the transition period.

Subject to Mr. Haggerty’s continued employment through July 31, 2018 (or earlier separation due to death or disability), in lieu of the severance discussed above: (i) we will continue to pay Mr. Haggerty the sum of his annual base salary and three-year average annual cash incentive in installments for a period of one year following separation; (ii) we will pay to Mr. Haggerty a lump-sum payment in the amount of $20,077; and (iii) we will reimburse Mr. Haggerty up to a maximum of $10,000 for legal fees incurred in connection with the preparation and review of the Separation Agreement. The foregoing severance and transition period bonus eligibility are conditioned on Mr. Haggerty’s timely execution of an effective general release of claims and continued compliance with Company policies and applicable restrictive covenants.

Equity Awards

Outstanding SAR and RSU awards under our LTIP will fully vest if a participant’s employment is terminated by us without cause or by the participant with good reason, in either case, within 12 months following a change in control, provided such awards are assumed by a successor in the change in control. If awards are not assumed by a successor, the compensation committee may in its discretion fully vest the awards upon the change in control.

In addition, upon a change in control, (1) outstanding PSUs will vest, with the number of PSUs vested and earned determined based on actual performance through the most recent fiscal quarter end (with respect to any partial calendar year, projected through the remainder of the performance period based on actual performance), and (2) outstanding PSs will vest, with the number of PSs vested and earned determined at the greater of (i) the target award level or (ii) the number of PSs that would be payable based on actual performance through the date of the change in control.

Outstanding SAR, RSU and PS awards will fully vest if a participant’s employment is terminated by reason of death or disability (with PSs being earned as if the participant remained employed through the last day of the performance period). If a participant’s employment is terminated by reason of death or disability, PSUs will vest based on actual performance through the most recent fiscal quarter end (with respect to any partial calendar year, projected through the remainder of the performance period based on actual performance) pro-rated based on the number of months elapsed through the date of disability or death. If Messrs. Thomas J. Pritzker or Hoplamazian are terminated other than for cause, provided they execute a general release of claims and do not compete with us, following termination they will continue to vest in their SARs and RSUs on the vesting dates set forth in their respective award agreements.

Mr. Floyd is retirement eligible under the Retirement Policy Regarding Equity Vesting and Exercise, and as a result, his awards under the LTIP will continue to become exercisable and payable following his retirement, subject only to forfeiture for violating the retirement policy. A portion of the performance shares units awarded to Mr. Floyd during his employment, pro-rated by reference to the portion of the performance period during which Mr. Floyd was employed, may be earned by Mr. Floyd based on actual performance through the conclusion of the performance period.

The following table summarizes the severance, the value of SARs, RSUs, PSUs (based on actual performance as of December 31, 2017), and PSs (at the target level of achievement) that would vest, and the value of other benefits that our NEOs would receive upon (i) retirement/voluntary termination; (ii) termination of employment by the Company without cause not in connection with a change in control; or (iii) termination of employment without cause or for good reason in connection with a change in control. The following assumptions were used in creating the table:

•	a stock price of $73.54 per share, which was the closing price of our Class A common stock on December 31, 2017; and

•	termination of employment as of December 31, 2017 (for the scenarios that include a termination of employment).

42    Hyatt Hotels Corporation    2018 Proxy Statement

The amounts shown do not include payments of vested benefits under our tax qualified and non-qualified retirement and deferred compensation plans or the value of vested SARs, RSUs and PSs that were vested prior to December 31, 2017.

Item	Name	Retirement/ Voluntary Termination	Termination of Employment by Company Without Cause	Change in Control Termination of Employment Without Cause or for Good Reason
Cash Severance	Thomas J. Pritzker		$1,100,000	$1,100,000
	Mark S. Hoplamazian		$6,094,467	$6,484,500
	Patrick J. Grismer		$1,556,900	$3,176,000
	H. Charles Floyd		$1,465,867	$3,076,000
	Stephen G. Haggerty		$1,318,633	$2,868,000
Annual Incentive (Year of Termination)	Thomas J. Pritzker Mark S. Hoplamazian
	Patrick J. Grismer
	H. Charles Floyd	$769,000		$769,000
	Stephen G. Haggerty
Equity Vesting	Thomas J. Pritzker	$12,916,179	$12,916,179	$12,916,179
	Mark S. Hoplamazian	$22,617,521	$14,828,024	$22,617,521
	Patrick J. Grismer			$6,861,402
	H. Charles Floyd	$10,691,749		$10,691,749
	Stephen G. Haggerty			$6,560,485
Medical Benefits	Thomas J. Pritzker		$17,416	$17,416
	Mark S. Hoplamazian		$25,833	$25,833
	Patrick J. Grismer		$12,873	$25,745
	H. Charles Floyd		$12,917	$25,833
	Stephen G. Haggerty		$12,917	$25,833
Total	Thomas J. Pritzker	$12,916,179	$14,033,595	$14,033,595
	Mark S. Hoplamazian	$22,617,521	$20,948,324	$29,127,854
	Patrick J. Grismer	$0	$1,569,773	$10,063,147
	H. Charles Floyd	$11,460,749	$1,478,784	$14,562,582
	Stephen G. Haggerty	$0	$1,331,550	$9,454,318

As described, the amounts shown in the table above under “Equity Vesting” in the “Change in Control Termination of Employment by Company Without Cause or for Good Reason” column would be reduced in the instance of the participant’s death or disability. PSU performance would be determined through the most recent fiscal quarter prior to the participant’s death or disability and pro-rated based on the number of months in the performance period elapsed through the date of death or disability.

Hyatt Hotels Corporation    2018 Proxy Statement    43

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information regarding the ratio of the annual total compensation of our median employee to the annual total compensation of Mark S. Hoplamazian, our President and Chief Executive Officer (our “CEO”). We consider the pay ratio specified below to be a reasonable estimate, calculated in a manner that is intended to be consistent with the requirements Item 402(u) of Regulation S-K.

For 2017, our last completed fiscal year:

•	the annual total compensation of the employee who represents our median compensated employee (other than our CEO) was $33,121; and

•	the annual total compensation of our CEO, as reported in the Summary Compensation Table included above in the CD&A section of this proxy statement, was $9,872,656.

Based on this information, for 2017, the annual total compensation of our CEO was approximately 298 times the median of the annual total compensation of all of our employees (other than the CEO).

Determining the Median Employee

Employee Population

We used our employee population data as of October 1, 2017 as the reference date for identifying our median employee. As of such date, our employee population consisted of approximately 45,000 individuals, with approximately 88% of these individuals located in the United States and approximately 4% of these individuals located in each of the Asia Pacific (ASPAC), Europe-Africa-Middle East/Southwest Asia (EAME/SWA), and Latin America, Caribbean and Canada regions. For purposes of the pay ratio calculation, our employee population consists of (i) in the United States, all full- and part-time employees at all owned, managed, leased and joint venture locations, offices and service centers and (ii) outside of the United States, all colleagues who serve at the leadership committee level or above at all locations, and all other full- and part-time employees at all owned and consolidated joint venture location, offices and service centers. Seasonal and temporary employees employed as of that date were also included in that sample.

Methodology for Determining Our Median Employee

To identify the median employee from our employee population, we used year-to-date Box 1 Form W-2 earnings (or, outside of the United States, a comparable local equivalent) as reflected in our U.S. and local payroll records. In identifying the median employee, we annualized the compensation of all full-time permanent employees who were new-hires in 2017 and we did not make any cost-of-living adjustments.

Earnings of our employees outside the U.S. were converted to U.S. dollars using the applicable average October 2017 exchange rates.

Compensation Measure and Annual Total Compensation of Median Employee

With respect to the annual total compensation of the median employee, we calculated such employee’s compensation for 2017 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

Annual Total Compensation of CEO

With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2017 Summary Compensation Table included above in the CD&A section of this proxy statement.

44    Hyatt Hotels Corporation    2018 Proxy Statement

ARTICLE IV: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal 2 — Ratification of Appointment of the Independent Registered Public Accounting Firm

The audit committee of the board of directors has appointed Deloitte & Touche LLP (“D&T”) as our independent registered public accounting firm for the fiscal year ending December 31, 2018. D&T also served as Hyatt’s independent registered accounting firm for fiscal year 2017, and the services provided to us by D&T in fiscal year 2017 are described under “Independent Registered Public Accounting Firm’s Fees” below. Representatives of D&T will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

Stockholder ratification of the selection of D&T as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the board of directors is submitting the selection of D&T to the stockholders for ratification as a matter of good corporate governance practice. Furthermore, the audit committee will take the results of the stockholder vote regarding D&T’s appointment into consideration in future deliberations. Even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Hyatt and our stockholders.

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal No. 2 to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Hyatt Hotels Corporation for the fiscal year ended December  31, 2018.

Independent Registered Public Accounting Firm’s Fees

In addition to retaining D&T to audit the Company’s consolidated financial statements, the audit committee retained D&T to provide various other services in fiscal years 2017 and 2016. The following table presents fees for professional services rendered by D&T for fiscal years 2017 and 2016. The audit committee approved all of the fees presented in the table below.

Type of Fees	FY 2017	FY 2016
Audit Fees(1)	$5,804,588	$5,331,966
Audit-Related Fees(2)	$699,510	$877,803
Tax Fees(3)	$1,558,699	$2,238,276
All Other Fees(4)	$683,000	$351,625

Total	$8,745,797	$8,799,670

The following are footnotes to the above table, in accordance with SEC definitions:

(1)	Audit fees represent D&T fees for professional services for the audit of the Company’s consolidated financial statements included in our Annual Reports on Form 10-K for the fiscal years ended December 31, 2017 and December 31, 2016 filed with the SEC, review of quarterly financial statements, accounting consultation and other attest services that are typically performed by the independent public accountant, and services that are provided by D&T in connection with statutory and regulatory filings.

(2)	Audit-related fees consist principally of fees for audits required under agreements with our hotels owners.

(3)	Tax fees are fees for tax compliance, tax advice and tax planning.

(4)	All other fees are fees billed by D&T to Hyatt for any services not included in the first three categories. The 2017 and 2016 fees were for permitted advisory services.

Hyatt Hotels Corporation    2018 Proxy Statement    45

Policy on Audit Committee Preapproval of Audit and Permissible Nonaudit Services of the Independent Registered Public Accounting Firm

The audit committee has adopted a policy requiring that all audit, audit-related and non-audit services provided by the independent auditor be pre-approved by the audit committee. The policy also requires additional approval of any engagements that were previously approved but are anticipated to exceed pre-approved fee levels. The policy permits the audit committee chair to pre-approve principal independent auditor services where the Company deems it necessary or advisable that such services commence prior to the next regularly scheduled meeting (provided that the audit committee chair must report to the full audit committee on any pre-approval determinations). All services provided to us by D&T for fiscal years 2017 and 2016 were pre-approved by the audit committee. D&T may only perform non-prohibited non-audit services that have been specifically approved in advance by the audit committee. In addition, before the audit committee will consider granting its approval, the Company’s management must have determined that such specific non-prohibited non-audit services can be best performed by D&T based on its in-depth knowledge of our business, processes and policies. The audit committee, as part of its approval process, considers the potential impact of any proposed work on the independent auditors’ independence.

The audit committee has adopted a policy that prohibits our independent auditors from providing:

•	bookkeeping or other services related to the accounting records or financial statements of the Company;

•	financial information systems design and implementation services;

•	appraisal or valuation services, fairness opinions or contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources services;

•	broker or dealer, investment adviser or investment banking services;

•	legal services and expert services unrelated to the audit; and

•	any other service that the Public Company Accounting Oversight Board (the “PCAOB”) or the SEC determines, by regulation, is impermissible.

46    Hyatt Hotels Corporation    2018 Proxy Statement

ARTICLE V: REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS1

The audit committee reviews the Company’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements, the reporting process and maintaining an effective system of internal controls over financial reporting. The Company’s independent auditors are engaged to audit and express opinions on the conformity of the Company’s financial statements to United States generally accepted accounting principles.

In addition to fulfilling its oversight responsibilities as set forth in its charter and further described above in the section titled “Article II — Committees of the Board of Directors — Audit Committee,” the audit committee has done the following things:

•

Prior to the filing of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, reviewed and discussed with management and D&T the Company’s audited consolidated financial statements.

•

Discussed with D&T the matters required to be discussed by Auditing Standard No. 1301 (Communications with Audit Committees), as adopted by the PCAOB and any other matters required to be communicated to the committee by D&T under auditing standards established from time to time by the PCAOB or SEC rules and regulations.

•

Evaluated D&T’s qualifications, performance and independence (consistent with SEC requirements), which included the receipt and review of the written disclosures and the letter from D&T required by applicable requirements of the PCAOB regarding D&T’s communications with the audit committee concerning independence and discussions with D&T regarding its independence.

Based on the reviews and discussions with management and D&T cited above, including the review of D&T’s disclosures and letter to the audit committee and review of the representations of management and the reports of D&T, the audit committee recommended to the board of directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC.

Audit Committee of the Board of Directors

Michael A. Rocca, Chairman

Paul D. Ballew

Cary D. McMillan

Richard C. Tuttle

James H. Wooten, Jr.

[1]

This report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any Hyatt filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

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ARTICLE VI: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Proposal 3 — Advisory Vote to Approve Executive Compensation

As required pursuant to Section 14A of the Exchange Act, the Company requests stockholder approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis and the accompanying compensation tables and related narrative in this proxy statement).

As described under “Compensation Discussion and Analysis,” our executive compensation program is designed to promote long-term brand value for the Company, a goal which we believe, in turn, is central to the creation of long-term economic value for our stockholders. Our compensation program is designed to attract, recruit, develop, engage and retain the talent needed to achieve long-term brand value and to appropriately motivate our executive officers. As such, we believe that our executive compensation program and the corresponding executive compensation detailed in the compensation tables and related narrative set forth above are strongly aligned with the long-term interests of our stockholders.

As an advisory vote, this proposal is not binding upon the Company. However, our compensation committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this proposal, and will carefully consider the outcome of the vote when making future compensation decisions for named executive officers.

At the Company’s 2017 annual meeting of stockholders, the Company’s stockholders determined, on an advisory basis, to hold an advisory vote on executive compensation every year. Subsequently, the board of directors considered this determination and agreed that it will hold a non-binding advisory vote on executive compensation on an annual basis. As such, following the advisory vote to approve executive compensation that will take place at the Annual Meeting, the next advisory vote on executive compensation will occur at the Company’s 2019 annual meeting of stockholders.

The board of directors strongly endorses the Company’s executive compensation program and recommends that stockholders vote in favor of the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables and any related discussion as disclosed in this proxy statement, is hereby APPROVED.

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal No. 3 to approve, on an advisory basis, the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules.

48    Hyatt Hotels Corporation    2018 Proxy Statement

ARTICLE VII: STOCK

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth as of March 23, 2018 information regarding:

•	each person known to us to be the beneficial owner of more than 5% of our outstanding shares of Class A common stock or Class B common stock;

•	each of our NEOs;

•	each of our directors and nominees for the board of directors; and

•	all of our directors and executive officers as a group.

The information shown in the table with respect to the percentage of shares of Class A common stock beneficially owned is based on 47,641,535 shares of Class A common stock outstanding as of March 23, 2018 (and does not assume the conversion of any outstanding shares of Class B common stock). The information shown in the table with respect to the percentage of shares of Class B common stock beneficially owned is based on 70,496,643 shares of Class B common stock outstanding as of March 23, 2018. Each share of Class B common stock is convertible at any time into one share of Class A common stock. The information shown in the table with respect to the percentage of total common stock beneficially owned is based on 118,138,178 shares of common stock outstanding as of March 23, 2018. The information shown in the table with respect to the percentage of total voting power is based on 118,138,178 shares of common stock outstanding as of March 23, 2018, and assumes that no shares of Class B common stock outstanding as of March 23, 2018 have been converted into shares of Class A common stock.

Information with respect to beneficial ownership is based on our records, information filed with the SEC or information furnished to us by each director, director nominee, executive officer or beneficial owner of more than 5% of our Class A common stock or Class B common stock. Beneficial ownership rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and investment power with respect to those securities. Unless otherwise indicated by footnote, and subject to applicable community property laws, we believe, based on the information furnished to us, that the persons and entities named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise provided, the address of each individual listed below is c/o Hyatt Hotels Corporation, 150 North Riverside Plaza, Chicago, Illinois 60606.

	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Shares	% of Class A	Shares	% of Class B	% of Total Common Stock	% of Total Voting Power(1)
5% or greater stockholders:
Pritzker Family Group(2)
CIBC Trust Company (Bahamas) Limited in its capacity as trustee and Other Reporting Persons(3)	—	—	781,807	1.1%	*	1.0%
Trustees of the Thomas J. Pritzker Family Trusts and Other Reporting Persons(4)	1,410	*	22,520,767	31.9%	19.1%	29.9%
Trustees of the Nicholas J. Pritzker Family Trusts and Other Reporting Persons(5)	—	—	70,000	*	*	*
Trustees of the Jennifer N. Pritzker Family Trusts and Other Reporting Persons(6)	8,470	*	2,420,151	3.4%	2.1%	3.2%
Trustees of the Karen L. Pritzker Family Trusts(7)	—	—	8,584,104	12.2%	7.3%	11.4%
Trustees of the Penny Pritzker Family Trusts and Other Reporting Persons(8)	14,650	*	7,215,797	10.2%	6.1%	9.6%
Trustees of the Daniel F. Pritzker Family Trusts and Other Reporting Persons(9)	12,014		6,087,986	8.6%	5.2%	8.1%
The Anthony N. Pritzker Family Foundation(10)	—	—	1,708,000	2.4%	1.4%	2.3%
Trustees of the Gigi Pritzker Pucker Family Trusts and Other Reporting Persons(11)	—	—	18,837,636	26.7%	15.9%	25.0%

Hyatt Hotels Corporation    2018 Proxy Statement    49

	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Shares	% of Class A	Shares	% of Class B	% of Total Common Stock	% of Total Voting Power(1)
Baron Capital Group, Inc. and affiliated entities(12)	4,456,997	9.4%	—	—	3.8%	*
Highfields Capital Management LP and affiliated entities(13)	2,542,567	5.3%	—	—	2.2%	*
Long Pond Capital, LP and affiliated entities(14)	3,035,548	6.4%	—	—	2.6%	*
Point72 Asset Management L.P. and affiliated entities(15)	2,406,212	5.1%	—	—	2.0%	*
The Vanguard Group, Inc. and affiliated entities(16)	3,587,591	7.5%	—	—	3.0%	*
Named Executive Officers and Directors:
Thomas J. Pritzker(17)	—	—	20,774,314	29.5%	17.6%	27.6%
Mark S. Hoplamazian(18)	271,006	*	—	—	*	*
Patrick J. Grismer(19)	32,071	*	—	—	*	*
H. Charles Floyd(20)	32,990	*	—	—	*	*
Stephen G. Haggerty(21)	35,096	*	—	—	*	*
Paul D. Ballew	1,809	*	—	—	*	*
Richard A. Friedman(22)	459,916	*	—	—	*	*
Susan D. Kronick	34,906	*	—	—	*	*
Mackey J. McDonald	28,849	*	—	—	*	*
Cary D. McMillan	1,790	*	—	—	*	*
Pamela M. Nicholson	3,010	*	—	—	*	*
Jason Pritzker(23)	1,410	*	—	—	*	*
Michael A. Rocca	15,386	*	—	—	*	*
Richard C. Tuttle	19,267	*	—	—	*	*
James H. Wooten, Jr.	7,649	*	—	—	*	*
All directors and executive officers as a group (21 persons)(24)	957,887	2.0%	20,774,314	29.5%	18.4%	27.7%

*	Less than 1%.

(1)	Holders of our Class A common stock and our Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders. The holders of Class A common stock are entitled to one vote per share and the holders of Class B common stock are entitled to ten votes per share. However, if on any record date for determining the stockholders entitled to vote at an annual or special meeting of stockholders, the aggregate number of shares of our Class A common stock and Class B common stock owned, directly or indirectly, by the holders of our Class B common stock is less than 15% of the aggregate number of shares of Class A common stock and Class B common stock then outstanding, then at such time all shares of Class B common stock will automatically convert into shares of Class A common stock and all outstanding common stock will be entitled to one vote per share on all matters submitted to a vote of our stockholders. The information shown in the table with respect to the percentage of total voting power is based on 118,138,178 shares of common stock outstanding as of March 23, 2018, and assumes that no shares of Class B common stock outstanding as of March 23, 2018 have been converted into shares of Class A common stock.

(2)	See footnotes (3) through (11) below. CIBC Trust Company (Bahamas) Limited in its capacity as trustee of Pritzker family non-U.S. situs trusts and the trustees of the Thomas J. Pritzker Family Trusts, the Nicholas J. Pritzker Family Trusts, the Jennifer N. Pritzker Family Trusts, the Karen L. Pritzker Family Trusts, the Penny Pritzker Family Trusts, the Daniel F. Pritzker Family Trusts, the Anthony N. Pritzker Family Foundation, the Gigi Pritzker Pucker Family Trusts and certain other reporting persons described in footnotes (3) through (11) below (collectively, the “Pritzker Family Group”) are party to those certain agreements described in footnotes (3) through (11) below, which agreements contain, among other things, certain voting agreements and limitations on the sale of their shares of common stock. As a result, the members of the Pritzker Family Group may be deemed to be members of a “group” within the meaning of Section 13(d)(3) of the Exchange Act.

(3)

Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No 0001193125-10-198223), represents (i) 108,457 shares of Class B common stock held of record by non-U.S. situs trusts for the benefit of certain lineal descendants of Nicholas J. Pritzker, deceased, of which CIBC Trust Company (Bahamas) Limited serves as trustee and has sole voting and investment power over such shares, (ii) 538,681 shares of Class B common stock held of record by Bombay Hotel Corporation (“Bombay”), and (iii) 134,669 shares of Class B common stock held of record by CPC, Inc. (“CPC”). The voting and investment decisions of Bombay are made by its three directors, all of whom are employees of an affiliate of CIBC Trust Company (Bahamas) Limited. In such capacity, CIBC Trust Company (Bahamas) Limited may be deemed to beneficially own such shares of Class B common stock directly held by Bombay. The voting and investment decisions of CPC are made by its two directors, Corporate Associates Limited and Commerce Services Limited, both of which are wholly-owned

50    Hyatt Hotels Corporation    2018 Proxy Statement

subsidiaries of CIBC Trust Company (Bahamas) Limited. In such capacity, CIBC Trust Company (Bahamas) Limited may be deemed to beneficially own such shares of Class B common stock directly held by CPC. J.P. Morgan Trust Company (Bahamas) Limited, as trustee of 2010 N3 Purpose Trust, Bessemer Trust Company (Cayman) Limited and Lewis M. Linn, as co-trustees of Settlement T-551-5C and CIBC Trust Company (Bahamas) Limited as trustee of Settlement T-551-7 each own approximately 30% of each of Bombay and CPC and disclaim beneficial ownership of the shares directly held by Bombay and CPC. Bombay, CPC and the trustees and adult beneficiaries of all of these non-U.S. situs trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock, which are contained in the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for additional information. The address of the principal business and principal office for CIBC Trust Company (Bahamas) Limited, not individually, but solely in the capacity as trustee of the non-U.S. situs trusts, is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas. The address of the principal business and principal office for Bombay is c/o CIBC Bank & Trust Company (Cayman) Limited, CIBC Financial Centre, 11 Dr. Roy’s Drive, P.O. Box 694, George Town, Grand Cayman KY1-1107. The address of the principal business and principal office for CPC is c/o CIBC Trust Company (Bahamas) Limited, Goodman’s Bay Corporate Centre, West Bay Street, Ground Floor, P.O. Box N-3933, Nassau, Bahamas.

(4)	Represents (i) 20,723,351 shares of Class B common stock held of record by THHC, L.L.C., a member-managed limited liability company controlled by a trust for the benefit of Thomas J. Pritzker, of which Maroon Private Trust Company, LLC, a manager-managed limited liability company, serves as trustee and in such capacity may be deemed to beneficially own such shares under Rule 13d-3 of the Exchange Act (“Rule 13d-3”); (ii) 1,746,453 shares of Class B common stock held of record by trusts for the benefit of Thomas J. Pritzker and certain of his lineal descendants, of which CIBC Trust Company (Bahamas) Limited serves as trustee and has sole voting and investment power over such shares; (iii) 50,963 shares of Class B common stock held of record by TJP Revocable Trust, a trust for the benefit of Thomas J. Pritzker, of which Marshall E. Eisenberg and Thomas J. Pritzker serve as co-trustees and share voting and investment power over such shares and (iv) 1,410 shares of Class A common stock held by Jason Pritzker, who is the son of Mr. Thomas Pritzker and one of our directors. Maroon Trust is the sole member of Maroon Private Trust Company, LLC and in such capacity may be deemed to beneficially own such shares under Rule 13d-3. Mr. Thomas J. Pritzker is the trustee of Maroon Trust and in such capacity may be deemed to beneficially own such shares under Rule 13d-3. The investment decisions of Maroon Private Trust Company, LLC are made by the Trust Committee of its board of managers, consisting of Mr. Thomas J. Pritzker and certain other individuals. The voting decisions of Maroon Private Trust Company, LLC are made by the independent members of the Trust Committee, which does not include Mr. Thomas J. Pritzker. Mr. Thomas J. Pritzker and the other members of the Trust Committee disclaim beneficial ownership as a result of serving on the Trust Committee. Mr. Thomas J. Pritzker is also the grantor and beneficiary of the trust represented by clause (iii) and has the right to revoke such trust at any time without the consent of any other person. As a result, Mr. Thomas J. Pritzker could be deemed to be the sole beneficial owner of the shares owned by such trust. Mr. Thomas J. Pritzker, Mr. Jason Pritzker, THHC, L.L.C., and the trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock, which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for additional information. The share numbers included in the table do not include the following SARs held by Mr. Thomas J. Pritzker that are currently exercisable or that will become exercisable within sixty days after March 23, 2018: (a) 119,707 SARs at an exercise price of $40.96; (b) 127,410 SARs at an exercise price of $41.74; (c) 140,601 SARs at an exercise price of $41.29; (d) 207,381 SARs at an exercise price of $43.44; (e) 140,191 SARs at an exercise price of $49.39; (f) 135,264 SARs at an exercise price of $56.27; (g) 137,550 SARs at an exercise price of $47.36 and (h) 61,162 SARs at an exercise price of $52.65. The number of shares that Mr. Thomas J. Pritzker will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price. The address of the principal business and principal office for Maroon Private Trust Company, LLC, solely in the capacity as trustee of the trust represented by clause (i), is 101 South Reid Street, Suite 307 (Office 315-Maroon), Sioux Falls, South Dakota 57103. The address of the principal business and principal office for Marshall E. Eisenberg and Thomas J. Pritzker, not individually, but solely in the capacity as co-trustees of the trust represented by clause (iii) and for Mr. Jason Pritzker, is 71 South Wacker Drive, Suite 4700, Chicago, Illinois 60606; and for CIBC Trust Company (Bahamas) Limited, not individually, but solely in the capacity as trustee of the trusts represented by clause (ii), is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas.

(5)	Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198283), represents 70,000 shares of Class B common stock held of record by Tao Invest LLC, a limited liability company owned by trusts for the benefit of Nicholas J. Pritzker and/or his lineal descendants, of which Paul. A. bible serves as trustee and has sole voting and investment power over such shares. The trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for additional information. The address of the principal business and principal office for Tao Invest LLC is 1 Letterman Drive, Suite C4-420, San Francisco, California 94129; and for Paul Bible, not individually, but solely in the capacity as trustee, is 165 West Liberty Street, Suite 110, Reno, Nevada 89501.

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(6)	Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198421), represents (i) 300 shares of Class A common stock held of record by a trust for the benefit of Jennifer N. Pritzker and certain of her lineal descendants, of which Charles E. Dobrusin and Harry B. Rosenberg serve as co-trustees and share voting and investment power over such shares; (ii) 8,170 shares of Class A common stock held of record by Paratrooper, LLC, which is owned by trusts for the benefit of Jennifer N. Pritzker and certain of her lineal descendants, of which Charles E. Dobrusin and Harry B. Rosenberg serve as co-trustees and share voting and investment power over such shares; (iii) 2,278,873 shares of Class B common stock held of record by trusts for the benefit of Jennifer N. Pritzker and certain of her lineal descendants, of which Charles E. Dobrusin and Harry B. Rosenberg serve as co-trustees and share voting and investment power over such shares; (iv) 21,128 shares of Class B common stock held of record by trusts for the benefit of Jennifer N. Pritzker and certain of her lineal descendants, of which Mary Parthe serves as trustee and has sole voting and investment power over such shares, (v) 101,149 shares of Class B common stock held of record by trusts for the benefit of Jennifer N. Pritzker and/or certain of her lineal descendants, of which J.P. Morgan Trust Company (Bahamas) Limited serves as trustee and has sole voting and investment power over such shares, and (vi) 19,001 shares of Class B common stock held of record by trusts for the benefit of Jennifer N. Pritzker and certain of her lineal descendants, of which CIBC Trust Company (Bahamas) Limited serves as trustee and has sole voting and investment power over such shares. The trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for additional information. The address of the principal business and principal office for Charles E. Dobrusin and Harry B. Rosenberg, not individually, but solely in the capacity as co-trustees of the trusts represented by clauses (i) through (iii), is 104 South Michigan Avenue, Suite 1000, Chicago, Illinois 60603; for Mary Parthe, not individually, but solely in her capacity as trustee of the trusts represented by clause (iv), is c/o Tawani Enterprises, Inc., 104 South Michigan Avenue, Suite 500, Chicago, Illinois 60603; for J.P. Morgan Trust Company (Bahamas) Limited, not individually, but solely in its capacity as trustee of the trusts represented by clause (v) is Bahamas Financial Centre, Shirley & Charlotte Streets, P.O. Box N-4899, Nassau, Bahamas; and for CIBC Trust Company (Bahamas) Limited, not individually, but solely in its capacity as trustee of the trusts represented by clause (vi), is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas.

(7)	Based in part on information contained in a Schedule 13D filed on August 26, 2010 (SEC Accession No. 0001193125-10-198367), represents (i) 7,023,048 shares of Class B common stock held of record by trusts for the benefit of Karen L. Pritzker and certain of her lineal descendants, of which Andrew D. Wingate and Lucinda Falk serve as co-trustees and share voting and investment power over such shares; (ii) 971,068 shares of Class B common stock held of record by trusts for the benefit of Karen L. Pritzker and certain of her lineal descendants, of which Andrew D. Wingate serves as trustee and has sole voting and investment power over such shares; (iii) 513,983 shares of Class B common stock held of record by trusts for the benefit of Karen L. Pritzker and certain of her lineal descendants, of which CIBC Trust Company (Bahamas) Limited and Andrew D. Wingate serve as co-trustees and share voting and investment power over such shares and (iv) 76,005 shares of Class B common stock held of record by trusts for the benefit of Karen L. Pritzker and certain of her lineal descendants, of which CIBC Trust Company (Bahamas) Limited, Andrew D. Wingate and Lucinda Falk serve as co-trustees and share voting and investment power over such shares. The trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for additional information. The address of the principal business and principal office for Andrew D. Wingate and Lucinda Falk, not individually, but solely in the capacity as co-trustees of the trusts represented by clause (i) and for Andrew D. Wingate, not individually, but solely in the capacity as trustee of the trusts represented by clause (ii), is 35 Windsor Road, North Haven, Connecticut 06473; and for CIBC Trust Company (Bahamas) Limited and Andrew D. Wingate, not individually, but solely in the capacity as co-trustees of the trusts represented by clause (iii) and for CIBC Trust Company (Bahamas) Limited, Andrew D. Wingate and Lucinda Falk not individually, but solely in the capacity as co-trustees of the trusts represented by clause (iv), is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas.

(8)	Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198261), represents (i) 14,650 shares of Class A common stock held by Penny Pritzker, individually; (ii) 20,682 shares of Class B common stock held by Penny Pritzker, individually; (iii) 6,921,339 shares of Class B common stock held of record by trusts for the benefit of Penny Pritzker and certain of her lineal descendants, of which Horton Trust Company, LLC serves as trustee and has sole voting and investment power over such shares and (iv) 273,776 shares of Class B common stock held of record by a limited liability company owned by a trust for the benefit of Penny Pritzker and certain of her lineal descendants, of which Horton Trust Company, LLC serves as trustee and has sole voting and investment power over such shares. Penny Pritzker and the trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for additional information. The address of the principal business and principal office for Penny Pritzker and for Horton Trust Company, LLC, not individually, but solely in the capacity as trustee of the trusts represented by clauses (iii) and (iv) is 300 North LaSalle Street, Suite 1500, Chicago, Illinois 60654.

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(9)	Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198390), represents (i) 5,771,811 shares of Class B common stock held of record by limited partnerships whose general partners are limited liability companies owned by trusts for the benefit of Daniel F. Pritzker and certain of his lineal descendants, of which 1922 Trust Company LTA serves as trustee and has sole voting and investment power over such shares, (ii) 316,175 shares of Class B common stock held of record by trusts for the benefit of Daniel F. Pritzker and/or certain of his lineal descendants, of which 1922 Trust Company LTA serves as trustee and has sole voting and investment power over such shares, and (iii) 12,014 shares of Class A common stock held of record by trusts for the benefit of Daniel F. Pritzker and certain of his lineal descendants, of which CIBC Trust Company (Bahamas) Limited serves as trustee and has sole voting and investment power over such shares. Lewis M. Linn serves as trustee of 1922 Trust, which is the sole member of 1922 Trust Company LTA, and has sole voting and investment power over the shares set forth in clauses (i) and (ii). The trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for additional information. The address of the principal business and principal office for 1922 Trust Company LTA, not individually, but solely in the capacity as trustee of the trusts represented by clauses (i) and (ii) and for Lewis M. Linn, not individually but solely as trustee of 1922 Trust, is 3555 Timmons Lane, Suite 800, Houston, Texas 77027; and for CIBC Trust Company (Bahamas) Limited, not individually, but solely in the capacity as trustee of the trusts represented by clause (iii), is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas.

(10)	Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198366), represents 1,708,000 shares of Class B common stock held of record by the Anthony Pritzker Family Foundation. The Anthony Pritzker Family Foundation has agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for additional information. The address of the principal business and principal office for the Anthony Pritzker Family Foundation is 11150 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025.

(11)	Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198254), represents (i) 17,090,620 shares of Class B common stock held of record by a member-managed limited liability company controlled by a trust for the benefit of Gigi Pritzker Pucker, of which UDQ Private Trust Company, LLC, a manager-managed limited liability company, serves as trustee and in such capacity may be deemed to beneficially own such shares under Rule 13d-3; and (ii) 1,747,016 shares of Class B common stock held of record by trusts for the benefit of Gigi Pritzker Pucker and certain of her lineal descendants, of which CIBC Trust Company (Bahamas) Limited serves as trustee and has sole voting and investment power over such shares. UDQ Trust is the sole member of UDQ Private Trust Company, LLC and in such capacity may be deemed to beneficially own such shares under Rule 13d-3. Ms. Pucker is the trustee of UDQ Trust and in such capacity may be deemed to beneficially own such shares under Rule 13d-3. The investment decisions of UDQ Private Trust Company, LLC are made by the Trust Committee of its board of managers, consisting of Ms. Pucker and certain other individuals. The voting decisions of UDQ Private Trust Company, LLC are made by the independent members of the Trust Committee, which does not include Ms. Pucker. Ms. Pucker and the other members of the Trust Committee disclaim beneficial ownership as a result of serving on the Trust Committee. The trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for additional information. The address of the principal business and principal office for UDQ Private Trust Company, LLC, solely in the capacity as trustee of the trust represented by clause (i), is 101 South Reid Street, Suite 307 (Office 314-UDQ), Sioux Falls, South Dakota 57103; and for CIBC Trust Company (Bahamas) Limited, not individually, but solely in the capacity as trustee of the trusts represented by clause (ii), is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas.

(12)	Based solely on information contained in a Schedule 13G filed on February 14, 2018 (the “BAMCO 13G”), Baron Capital Group, Inc. and its subsidiaries BAMCO, Inc. and Baron Capital Management, Inc., and BAMCO, Inc.’s advisory client Baron Partners Fund, beneficially own an aggregate of 4,456,997 shares of Class A common stock. According to the BAMCO 13G, (i) Baron Capital Group, Inc. and Ronald Baron, who owns a controlling interest in Baron Capital Group, Inc., have shared power to vote 4,456,997 shares of Class A common stock and shared power to dispose of 4,106,997 shares of Class A common stock; (ii) BAMCO Inc. has shared power to vote 3,534,137 shares of Class A common stock and shared power to dispose of 3,534,137 shares of Class A common stock; (iii) Baron Capital Management, Inc. has shared power to vote 665,426 shares of Class A common stock and shared power to dispose of 572,860 shares of Class A common stock and (iv) Baron Partners Fund has shared power to vote 2,600,000 shares of Class A common stock and shared power to dispose of 2,600,000 shares of Class A common stock. The principal business address of BAMCO, Inc., Baron Capital Group, Inc., Baron Capital Management, Inc., Baron Partners Fund, and Ronald Baron is 767 Fifth Avenue, 49th Floor, New York, New York 10153.

(13)

Based solely on information contained in a Schedule 13G filed on February 14, 2018 (the “Highfields 13G”), (i) Highfields Capital Management LP beneficially owns 2,542,567 shares of Class A common stock, with sole power to vote and dispose of all 2,542,567 shares, (ii) Highfields GP LLC, the general partner of Highfields Capital Management LP, beneficially owns 2,542,567

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shares of Class A common stock, with sole power to vote and dispose of all 2,542,567 shares and (iii) Jonathon S. Jacobson, the managing member of Highfields GP LLC and the Chief Investment Officer of Highfields Capital Management LP, beneficially owns 2,542,567 shares of Class A common stock, with sole power to vote and dispose of all 2,542,567 shares. According to the Highfields 13G, the shares of Class A common stock beneficially owned by Highfields Capital Management, Highfields GP LLC and Jonathon S. Jacobson are directly owned by certain private investment funds, and Highfields Capital Management serves as the investment manager to each of the private investment funds. The principal business address of Highfields Capital Management LP, Highfields GP LLC, and Jonathon S. Jacobson is 200 Clarendon Street, 59th Floor, Boston, Massachusetts 02116.

(14)	Based solely on information contained in a Schedule 13G filed on February 13, 2018 (the “Long Pond 13G”), (i) Long Pond Capital, LP (“Long Pond LP”) beneficially owns 3,035,548 shares of Class A common stock, with shared power to vote and dispose of all 3,035,548 of such shares, (ii) Long Pond Capital GP, LLC (“Long Pond LLC”) beneficially owns 3,035,548 shares of Class A common stock, with shared power to vote and dispose of all 3,035,548 shares and (iii) John Khoury beneficially owns 3,035,548 shares of Class A common stock, with shared power to vote and dispose of all 3,035,548 shares. According to the Long Pond 13G, (i) Long Pond LP serves as the investment manager to certain private funds for whom Long Pond LP purchased 3,035,548 shares of Class A common stock, and may direct the vote and disposition of all 3,035,548 shares held by such funds, (ii) Long Pond LLC serves as the general partner of Long Pond LP and may direct Long Pond LP to direct the vote and disposition of all 3,035,548 shares held by such funds, and (iii) John Khoury is the principal of Long Pond LP and as such may direct the vote and disposition of all 3,035,548 shares held by the such funds. The principal business address of Long Pond LP, Long Pond LLC and John Khoury is 527 Madison Avenue, 15th Floor, New York, New York 10022.

(15)	Based solely on the information contained in a Schedule 13G filed on February 27, 2018 (the “Point72 13G”), (i) Point72 Asset Management, L.P., its general partner Point72 Capital Advisors, Inc. and Steven A. Cohen, who controls Point72 Asset Management, L.P. and Point72 Capital Advisors, Inc., beneficially own an aggregate of 2,383,023 shares of Class A common stock held by certain investment funds managed by Point72 Asset Management L.P., with shared power to vote and dispose of all 2,383,023 shares, (ii) Cubist Systematic Strategies, LLC and Steven A. Cohen, who controls Cubist Systematic Strategies, LLC, beneficially own an aggregate of 22,803 shares of Class A common stock held by certain investment funds managed by Cubist Systematic Strategies, LLC, with shared power to vote and shared power to vote and dispose of all 22,803 shares, and (iii) Point72 Asia (Hong Kong) Limited and Steven A. Cohen, who controls Point72 Asia (Hong Kong) Limited, beneficially own an aggregate of 386 shares of Class A common stock held by certain investment funds managed by Point72 Asia (Hong Kong) Limited, with shared power to vote and dispose of all 386 shares. Each of Point72 Asset Management, L.P., Point72 Capital Advisors, Inc., Cubist Systematic Strategies, LLC, Point72 Asia (Hong Kong) Limited and Steven A. Cohen disclaims beneficial ownership of such shares. The principal business address of Point72 Asset Management, L.P., Point72 Capital Advisors, Inc. and Steven A. Cohen is 72 Cummings Point Road, Stamford, CT 06902. The principal business address of Cubist Systematic Strategies, LLC is 3330 Madison Avenue, New York, NY 10173. The principal business address of Point72 Asia (Hong Kong) Limited is 17th Floor, York House, The Landmark, 15 Queen’s Road Central, Hong Kong.

(16)	Based solely on information contained in a Schedule 13G filed on February 9, 2018 (the “Vanguard 13G”), The Vanguard Group, Inc. beneficially owns 3,587,591 shares of Class A common stock, with sole power to vote 20,886 of such shares, sole power to dispose of 3,566,908 of such shares and shared power to dispose of 20,683 of such shares. According to the Vanguard 13G, Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 20,683 shares of Class A common stock as a result of its serving as investment manager of collective trust accounts. According to the Vanguard 13G, Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 203 shares of Class A common stock as a result of its serving as investment manager of Australian investment offerings. The principal business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(17)	Represents 50,963 shares of Class B common stock that are owned by TJP Revocable Trust and may be deemed to be beneficially owned by Thomas J. Pritzker, as described in footnote (4). Also represents 20,723,351 shares of Class B common stock that are owned by THHC, L.L.C. and may be deemed to be beneficially owned by Mr. Thomas J. Pritzker in his capacity as trustee of Maroon Trust, as described in footnote (4). Mr. Thomas J. Pritzker and/or his immediate family members are beneficiaries of the trusts that own membership interests in THHC, L.L.C. and all other trusts described in footnote (4). Does not include the following SARs held by Mr. Thomas J. Pritzker that are currently exercisable or that will become exercisable within sixty days after March 23, 2018: (a) 119,707 SARs at an exercise price of $40.96; (b) 127,410 SARs at an exercise price of $41.74; (c) 140,601 SARs at an exercise price of $41.29; (d) 207,381 SARs at an exercise price of $43.44; (e) 140,191 SARs at an exercise price of $49.39; (f) 135,264 SARs at an exercise price of $56.27; (g) 137,550 SARs at an exercise price of $47.36 and (h) 61,162 SARs at an exercise price of $52.65. The number of shares that Mr. Thomas J. Pritzker will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(18)	Does not include the following SARs held by Mr. Hoplamazian that are currently exercisable or that will become exercisable within sixty days after March 23, 2018: (a) 83,795 SARs at an exercise price of $40.96; (b) 69,881 SARs at an exercise price of $41.74; (c) 86,755 SARs at an exercise price of $41.29; (d) 83,565 SARs at an exercise price of $43.44; (e) 56,490 SARs at an exercise price of $49.39; (f) 54,504 SARs at an exercise price of $56.27; (g) 120,354 SARs at an exercise price of $47.36; and (h) 30,581 SARs at an exercise price of $52.65. The number of shares that Mr. Hoplamazian will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

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(19)	Does not include the following SARs held by Mr. Grismer that are currently exercisable or that will become exercisable within sixty days after March 23, 2018: (a) 52,250 SARs at an exercise price of $47.36; and (b) 10,958 SARs at an exercise price of $52.65. The number of shares that Mr. Grismer will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(20)	Does not include the following SARs held by Mr. Floyd that are currently exercisable or that will become exercisable within sixty days after March 23, 2018: (a) 33,193 SARs at an exercise price of $41.74; (b) 36,630 SARs at an exercise price of $41.29; (c) 35,283 SARs at an exercise price of $43.44; (d) 28,281 SARs at an exercise price of $49.39; (e) 43,699 SARs at an exercise price of $56.27; (f) 40,116 SARs at an exercise price of $47.36; and (g) 10,193 SARs at an exercise price of $52.65. The number of shares that Mr. Floyd will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(21)	Does not include the following SARs held by Mr. Haggerty that are currently exercisable or that will become exercisable within sixty days after March 23, 2018: (a) 5,818 SARs at an exercise price of $49.39; (b) 6,056 SARs at an exercise price of $56.27; (c) 15,043 SARs at an exercise price of $47.36; and (d) 7,645 SARs at an exercise price of $52.65. The number of shares that Mr. Haggerty will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(22)	Represents (i) 7,096 shares of Class A common stock held of record by The Goldman Sachs Group, Inc.; (ii) 419,405 shares of Class A common stock that may be deemed to be beneficially owned by Goldman, Sachs & Co. and (iv) 33,415 shares of Class A common stock granted to Mr. Friedman in his capacity as a director. Mr. Friedman is a Partner and a Managing Director of Goldman, Sachs & Co. and the head of Goldman, Sachs & Co.’s Merchant Banking Division. Mr. Friedman is also chairman of the corporate investment committee of the merchant banking division and member of the management committee of The Goldman Sachs Group, Inc. Mr. Friedman disclaims beneficial ownership of the shares of common stock held by The Goldman Sachs Group, Inc., Goldman, Sachs & Co. or their affiliates, except to the extent of his pecuniary interest therein, if any. As compensation for his service as a director of Hyatt, Mr. Friedman is eligible to receive shares of Class A common stock or RSUs pursuant to the LTIP. Mr. Friedman has an understanding with The Goldman Sachs Group, Inc. pursuant to which any shares of Class A common stock he receives in his capacity as a director of Hyatt will be held for the benefit of The Goldman Sachs Group, Inc.

(23)	Jason Pritzker is a beneficiary of certain trusts that hold non-controlling interests in THHC, L.L.C., which holds 20,723,351 shares of Class B common stock. THHC, L.L.C. is controlled by a trust for the benefit of Thomas J. Pritzker, Jason Pritzker’s father, as described in footnote (4). Jason Pritzker does not have voting or investment power over the shares held of record by THHC, L.L.C., and such shares are not included in the total number of shares listed as beneficially owned by Jason Pritzker in the table above.

(24)	Does not include the following SARs collectively held by our directors and current executive officers, in the aggregate, that are currently exercisable or that will become exercisable within sixty days of March 23, 2018: (a) 10,000 SARs at an exercise price of $26.00; (b) 7,846 SARs at an exercise price of $33.12; (c) 203,502 SARs at an exercise price of $40.96; (d) 230,484 SARs at an exercise price of $41.74; (e) 263,986 SARs at an exercise price of $41.29; (f) 326,229 SARs at an exercise price of $43.44; (g) 232,494 SARs at an exercise price of $49.39; (h) 261,318 SARs at an exercise price of $56.27; (i) 399,609 SARs at an exercise price of $47.36; (j) 128,336 SARs at an exercise price of $52.65; and (k) 39,401 SARs at an exercise price of $59.77. The number of shares that each individual will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, and rules of the SEC thereunder, require our directors, officers and persons who own more than 10% of our Class A common stock to file initial reports of their ownership of our Class A common stock and subsequent reports of changes in such ownership with the SEC. Directors, officers and persons owning more than 10% of our Class A common stock are required by SEC rules to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such reports and amendments thereto received by us and written representations from these persons that no other reports were required, we believe that during the fiscal year ended December 31, 2017, our directors, officers and owners of more than 10% of our Class A common stock complied with all applicable filing requirements except that (i) with respect to one transaction, Nicholas J. Pritzker filed one late Form 4, (ii) with respect to one transaction, P.G. Nicholas Trust M filed one late Form 4, (iii) with respect to one transaction, Second Universe Trust filed one late Form 4, (iv) with respect to one transaction, Snicky Trust filed one late Form 4, (v) with respect to one transaction, Maryam Banikarim filed one late Form 4, (vi) with respect to one transaction, H. Charles Floyd filed one late Form 4, (vii) with respect to one transaction, Stephen G. Haggerty filed one late Form 4, (viii) with respect to one transaction, Mark S. Hoplamazian filed one late Form 4, (ix) with respect to one transaction, Rena Reiss filed one late Form 4, (x) with respect to one transaction, Peter Sears filed one late Form 4, (xi) with respect to one transaction, David Udell filed one late Form 4, (xii) with respect to two transactions, Peter Fulton filed two late Form 4s and (xiii) with respect to two transactions, P.G. Nicholas Trust filed one late Form 3 and one late Form 4.

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ARTICLE VIII: CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Related Party Transactions

Current Relationships and Related Party Transactions

Agreements Relating to the Hyatt Center

Sublease Agreements

Simultaneously with our entering into our office lease at 71 South Wacker Drive, Chicago, Illinois (commonly known as the Hyatt Center) in June 2004, we entered into sublease agreements with each of CC-Development Group, Inc. (“Vi”) and TPO, among others, under which we subleased a portion of our rentable space at the Hyatt Center. Vi is owned by Pritzker family business interests. TPO is owned by a trust for the benefit of Mr. Thomas J. Pritzker, our Executive Chairman. Mr. Thomas J. Pritzker is also the Chairman and Chief Executive Officer of TPO. Mr. Jason Pritzker, one of our directors, is employed as an investment professional at TPO. Mr. Jason Pritzker is the son of Mr. Thomas J. Pritzker. The square footage of the subleased premises, the commencement date and the termination date of the sublease term, and the annual net rent per square foot during the initial sublease term, payable in monthly installments, under our sublease agreements, as amended, with Vi and TPO are as follows:

	Square Footage	Commencement Date	Initial Termination Date	Annual Net Rent Per Square Foot
Vi	31,184	February 1, 2005	September 30, 2017	$25.85 – $34.11
TPO	33,371	July 1, 2005	July 31, 2017	$12.50 – $30.68

Each subtenant is also obligated to pay as additional rent its respective share of taxes, operating expenses and shared facilities costs related to the subleased premises. In 2012, our landlord no longer collected the rent from our subtenants and we began paying the owner of the Hyatt Center directly for all subleased space and collected the rent from our subtenants directly. In 2017, Vi and TPO made payments to us of $1,729,782, and $1,255,782, respectively, for their respective portion of the rent, taxes, operating expenses and shared facilities costs related to the subleased premises.

With respect to each sublease agreement, at the time we entered into these sublease agreements, our landlord at the Hyatt Center executed a master landlord recognition agreement whereby it acknowledged the applicable sublease agreement and agreed to recognize the subtenant on a direct lease basis in the event the office lease with us is terminated or if the subtenant elects to extend the term of the sublease beyond the initial term. We were not released from any liability or obligations under the office lease as a result of our sublease arrangements.

In conjunction with the relocation of our corporate headquarters during the year ended December 31, 2017, we terminated the sublease agreements and the master lease at the Hyatt Center. In 2017, TPO made a termination fee payment to us in the amount of $796,964.

Services

In 2017, prior to the relocation of our corporate headquarters, we also contracted with third parties for various services related to telecommunications and facilities maintenance, which were used by other tenants, including Vi and TPO. We allocated the cost of services among these entities based on usage. We also operated a corporate dining room used by TPO, the operating costs for which were allocated based on eligible headcount. In addition, we leased out parking spaces at various locations which were used by Vi and TPO. In 2017, Vi and TPO made payments to us of $266,761 and $251,203, respectively, for their respective allocation of costs for the corporate dining room (for TPO only), parking, telecommunications services and facilities maintenance services used by them.

Niagara Fallsview Casino Resort/Casino Niagara Master (Permanent) Non-Gaming Services Agreement

In July 2002, Hyatt Corporation entered into a Master (Permanent) Non-Gaming Services Agreement with Falls Management Company (“Falls Management”), which agreement was subsequently contributed to Falls Management Group, L.P. (“Falls Management Group”), the operator of Niagara Fallsview Casino Resort and the Casino Niagara. A subsidiary of HGMI Gaming, Inc. is a 2% limited partner of a limited partnership that indirectly owns approximately 28.3% of Falls Management Group. The limited partnership is substantially owned by Pritzker family business interests. We provide certain non-gaming consulting services under this agreement to Falls Management related to Casino

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Niagara, including with respect to labor policies and wage rates, development and training programs, recruiting, purchasing of support services necessary for the operation of the casinos, charges for commercial space, entertainment and amusement, food and beverages, information services and advertising. In exchange for these services, Falls Management pays us a fee equal to 0.3% per year of the casino’s adjusted gross receipts up to CAD 300,000,000 ($238,644,498 as of December 31, 2017 based on then-applicable exchange rates). In addition to these services related to the casinos, we also provide support services to Falls Management related to its policies, procedures, systems and guidelines. Falls Management pays us a fee equal to our cost of rendering these ancillary support services, which fee is not to exceed a total of CAD 200 ($159 as of December 31, 2017 based on then-applicable exchange rates) per hour, per Hyatt employee providing such services. In 2017, Falls Management Company made payments of $699,272 to us for services provided under the agreement.

Agreements Relating to Aircraft

In 2010, we adopted an aircraft policy under which Mr. Thomas J. Pritzker, our Executive Chairman, and Mr. Hoplamazian, our President and Chief Executive Officer, may utilize any aircraft that is owned, leased, chartered or otherwise secured for use by us. Under the policy, the Executive Chairman and President and Chief Executive Officer are authorized to utilize the aircrafts for business use and the President and Chief Executive Officer may utilize the aircrafts for non-business use upon approval by the Executive Chairman or his designee for any travel under 30 hours per year or by the Executive Chairman and the compensation committee for any non-business travel that exceeds 30 hours per year. In 2017, a Gulfstream G550 aircraft, which is owned by TPO, was authorized by Mr. Thomas J. Pritzker to be chartered for Hyatt business use pursuant to this aircraft policy. Wingtip Aviation manages the aircraft and charters the aircraft on behalf of TPO. In 2017, we made payments of $598,239 to Wingtip Aviation for flights taken for Hyatt business use on the Gulfstream G550 aircraft, of which $390,799 was passed through to TPO by Wingtip Aviation.

2007 Stockholders’ Agreement

In connection with the issuance and sale of 100,000 shares of our Series A Convertible Preferred Stock to GS Sunray Holdings, L.L.C. and GS Sunray Holdings Parallel, L.L.C. (collectively, the “Goldman Sachs Funds”), affiliates of Goldman Sachs & Co., and the execution of a Subscription Agreement in August 2007, we entered into the 2007 Stockholders’ Agreement with Madrone GHC, LLC and affiliated entities (“Madrone”), the Goldman Sachs Funds and affiliated entities and an additional investor. Mr. Richard A. Friedman, one of our directors, is a partner and managing director of Goldman, Sachs & Co. and Mr. Gregory B. Penner, one of our former directors, is the manager of Madrone and its affiliated entities that are parties to the 2007 Stockholders’ Agreement. The 2007 Stockholders’ Agreement provides for certain rights and obligations of these stockholders. For further information regarding the 2007 Stockholders’ Agreement, please see Part I, Item 1, “Business — Stockholder Agreements — 2007 Stockholders’ Agreement” in our Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC.

Other Transactions with Goldman, Sachs & Co. and its Affiliates

Mr. Richard A. Friedman, one of our directors, is a partner and managing director of Goldman, Sachs & Co.

In January 2014, we entered into a $1.5 billion senior unsecured revolving credit facility with Wells Fargo Bank, National Association, as administrative agent, the lenders party thereto, and certain other parties, and in January 2018, we entered into a first amendment to the credit facility. The credit facility matures on January 10, 2023. Goldman Sachs Lending Partners LLC, an affiliate of Goldman, Sachs & Co., is a lender under our credit facility and has a revolving commitment of $95 million and a letter of credit commitment of approximately $12.5 million. In 2017, we attributed $136,888 of the payments we made under our credit facility, including upfront fees, facility fees, and letter of credit fees to Goldman Sachs Lending Partners, LLC for its share of the borrowing facility.

Tax Separation Agreement

Prior to June 30, 2004, Hyatt Corporation, which primarily consisted of the North American hotel management and franchise companies, was owned by HG, Inc. (“HG”). H Group Holding, Inc. (“H Group”) owns HG. H Group is owned by Pritzker family business interests. In addition to owning Hyatt Corporation, HG owned various other North American hospitality related businesses (primarily consisting of hotel properties and the vacation ownership business) and on June 30, 2004 contributed these hospitality related businesses to Hyatt Corporation. Following such contribution, the stock of Hyatt Corporation was distributed to the Pritzker family business interests that owned H Group. We refer to this transaction as the “June 2004 Transaction.” The stock of Hyatt Corporation subsequently was contributed to us on December 31, 2004.

In connection with the June 2004 Transaction, H Group assumed Hyatt Corporation’s benefit liabilities, currently estimated to be $25.6 million, under certain deferred compensation and executive retirement plans with respect to certain former and retired employees of Hyatt Corporation. While H Group retains the liability for such payments, we retain the tax benefits. In 2017, we recorded tax deductions of $2,416,280.

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Transition Services Agreements

In connection with the June 2004 Transaction, on June 30, 2004, Hyatt Corporation entered into a transition services agreement with H Group, pursuant to which Hyatt Corporation agreed to provide certain transition services, including human resources, payroll, employee benefits, accounting, financial, legal, tax, software and technology, call center and reservation, purchasing, travel, insurance and treasury banking services, to allow such companies to develop the internal resources and capabilities to arrange for third-party providers for such services. The H Group transition services agreement terminated on June 30, 2007. We continue to provide H Group payroll services for approximately $200 a month. In 2017, H Group made payments to us of $1,769 under the H Group transition services agreement.

Employee Benefits Agreement

In connection with the June 2004 Transaction, on July 1, 2004, Hyatt Corporation entered into an employee benefits and other employment matters allocation and separation agreement with H Group, certain subsidiaries of H Group and Grand Victoria Casino & Resort, L.P., a company that is 50% owned by Pritzker family business interests, pursuant to which we continue to provide administrative services to the parties. The services include payment processing, coordinating third-party administration for retirement plans, coordinating third-party administration for health and dental plans, providing claims administration for unemployment insurance claims, and for a short period of time, payroll services. The parties agree to reimburse each other for any costs or expenses incurred in connection with any of the plans which are the responsibility of the other party. In 2017, H Group made reimbursement payments of $2,054,773 to us under the agreement.

Registration Rights

We have granted registration rights with respect to shares of Class A common stock issuable upon conversion of shares of Class B common stock as described below to holders of (i) 2,270,395 shares of our common stock pursuant to the terms of a Registration Rights Agreement, dated as of August 28, 2007, as amended, among us and the stockholders party to the 2007 Stockholders’ Agreement (the “2007 Registration Rights Agreement”), and (ii) 68,262,792 shares of our common stock pursuant to the terms of a Registration Rights Agreement, dated as of October 12, 2009, among us and the domestic and foreign Pritzker stockholders party thereto (the “2009 Registration Rights Agreement”). Only shares of Class A common stock may be registered pursuant to the terms of the 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement. On May 22, 2017, we registered on a Form S-3 shelf registration statement 28,270,281 shares of Class A common stock, including 12,654,050 shares of Class A common stock issuable upon conversion of 12,654,050 shares of Class B common stock owned by certain stockholders party to the 2007 Registration Rights Agreement and 15,607,761 shares of Class A common stock issuable upon conversion of 15,607,761 shares of Class B common stock owned by certain stockholders party to the 2009 Registration Rights Agreement.

On May 22, 2017 and August 8, 2017, entities affiliated with Goldman Sachs & Co. LLC sold, respectively, 4,000,000 and 8,654,050 shares of Class A common stock issuable upon conversion of shares of Class B common stock pursuant to the May 2017 shelf registration statement. Additionally, (a) in November 2017, (i) the Pritzker Family Foundation sold to the Company pursuant to a repurchase transaction and into the public market pursuant to Rule 144 an aggregate of 1,830,094 shares of Class A common stock issuable upon conversion of shares of Class B common stock, (ii) a trust and a limited partnership for the benefit of Daniel F. Pritzker and/or certain of his lineal descendants sold into the public market pursuant to Rule 144 an aggregate of 111,003 shares of Class A common stock and 218,897 shares of Class A common stock issuable upon conversion of shares of Class B common stock, respectively, and (iii) a trust for the benefit of Penny Pritzker and/or certain of her lineal descendants sold into the public market pursuant to Rule 144 an aggregate of 600,000 shares of Class A common stock issuable upon conversion of shares of Class B common stock, (b) in January 2018, trusts and limited partnerships for the benefit of Daniel F. Pritzker and/or certain of his lineal descendants sold into the public market pursuant to Rule 144 an aggregate of 135,100 shares of Class A common stock issuable upon conversion of shares of Class B common stock and (c) in February 2018, the Anthony N. Pritzker Family Foundation sold into the public market pursuant to Rule 144 an aggregate of 122,094 shares of Class A common stock issuable upon conversion of shares of Class B common stock. After giving effect to these sale transactions, as of March 23, 2018, 12,599,043 shares of the 28,270,281 shares originally registered for resale on the May 2017 shelf registration statement continue to be eligible to be sold pursuant to the May 2017 shelf registration statement during the 12 month period commencing November 5, 2017 through November 4, 2018 under the lock-up restrictions contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement. Furthermore, as a result of these sale transactions, entities affiliated with Goldman Sachs & Co. LLC and the Pritzker Family Foundation no longer hold any shares registered for resale on the May 2017 shelf registration statement and the Anthony N. Pritzker Family Foundation currently holds fewer shares than are registered for it for resale on the May 2017 shelf registration statement. Subsequent to November 4, 2018, and assuming no further sales, 13,664,043 shares of 28,270,281 shares originally registered for resale on the May 2017

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shelf registration statement will continue to be eligible to be sold pursuant to the May 2017 shelf registration statement. Additional shares may be registered on the shelf registration statement in the future as such shares are eligible to be sold in accordance with the registration rights agreements and lock-up restrictions.

The holders of approximately 70,533,187 shares of our common stock are entitled to certain demand registration rights.

Long-Form Demand Registration Rights

Each stockholder party to the 2007 Registration Rights Agreement may, on not more than two occasions, request that we register all or a portion of such stockholder’s shares of Class A common stock issuable upon conversion of shares of Class B common stock under the Securities Act on Form S-1 if the anticipated aggregate offering price of such shares of Class A common stock exceeds $750,000,000, the stockholder making the request is (or will be at the anticipated time of effectiveness of the applicable registration statement) permitted to sell shares of its common stock under the lock-up provisions contained in the 2007 Stockholders’ Agreement, and we are not otherwise eligible at the time of the request to file a registration statement on Form S-3 for the re-sale of such stockholder’s shares.

The stockholders party to the 2009 Registration Rights Agreement may, on not more than one occasion, request that we register all or a portion of the shares of Class A common stock issuable upon conversion of such stockholders’ shares of Class B common stock under the Securities Act on Form S-1 if the anticipated aggregate offering price of such shares of Class A common stock exceeds $750,000,000 (net of underwriting discounts and commissions), the stockholders making the request are, at the anticipated time of effectiveness of the applicable registration statement, permitted to sell shares of their common stock under the applicable lock-up provisions contained in the Amended and Restated Global Hyatt Agreement and Amended and Restated Foreign Global Hyatt Agreement, and we are not otherwise prohibited from filing such registration statement under the 2007 Registration Rights Agreement, and we are not otherwise eligible at the time of the request to file a registration statement on Form S-3 for the re-sale of such stockholder’s shares.

Short-Form Demand Registration Rights

The holders of approximately 70,533,187 shares of our common stock are entitled to certain Form S-3 demand registration rights.

Each stockholder party to the 2007 Registration Rights Agreement may, on not more than two occasions during each calendar year, request registration of their shares of Class A common stock issuable upon conversion of shares of Class B common stock under the Securities Act on Form S-3 if the anticipated aggregate offering amount of such shares of Class A common stock exceeds $100,000,000 and the stockholder making the request is (or will be at the anticipated time of effectiveness of the applicable registration statement) permitted to sell shares of its common stock under the lock-up provisions contained in the 2007 Stockholders’ Agreement.

Stockholders party to the 2009 Registration Rights Agreement holding at least 20% of the then issued and outstanding common stock may, on not more than one occasion during each calendar year, request registration of their shares of Class A common stock issuable upon conversion of shares of Class B common stock under the Securities Act on Form S-3 if the anticipated aggregate offering amount of such shares of Class A common stock exceeds $100,000,000 (net of underwriting discounts and commissions) and the stockholders making the request are, at the anticipated time of effectiveness of the applicable registration statement, permitted to sell shares of their common stock under the applicable lock-up provisions contained in the Amended and Restated Global Hyatt Agreement and Amended and Restated Foreign Global Hyatt Agreement, and we are not otherwise prohibited from filing such registration statement under the 2007 Registration Rights Agreement.

Under each of the 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement, we will not be required to affect a demand registration or a Form S-3 demand registration within 180 days after the effective date of a registration statement related to a previous demand registration or Form S-3 demand registration. In addition, once every 12 months, we may postpone for up to 120 days the filing or the effectiveness of a registration statement for a demand registration or a Form S-3 demand registration, if our board of directors determines in good faith that such a filing (i) would be materially detrimental to us, (ii) would require a disclosure of a material fact that might reasonably be expected to have a material adverse effect on us or any plan or proposal by us to engage in any acquisition or disposition of assets or equity securities or any merger, consolidation, tender offer, material financing or other significant transactions, or (iii) is inadvisable because we are planning to prepare and file a registration statement for a primary offering of our securities.

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Shelf Registration Rights

The holders of approximately 68,262,792 shares of our common stock are entitled under the 2009 Registration Rights Agreement to certain “shelf” registration rights with respect to shares of Class A common stock issuable upon conversion of such shares of Class B common stock.

Stockholders party to the 2009 Registration Rights Agreement may, in addition to the demand registration rights described above, request that we register all or a portion of shares of Class A common stock issuable upon conversion of such stockholders’ shares of Class B common stock on a shelf registration statement on Form S-3 pursuant to Rule 415 of the Securities Act, provided that the stockholders making the request are, at the anticipated time of effectiveness of the applicable registration statement, permitted to sell such shares of their common stock under the applicable lock-up provisions contained in the Amended and Restated Global Hyatt Agreement and Amended and Restated Foreign Global Hyatt Agreement. We have agreed to use our reasonable best efforts to keep any such shelf registration statement effective and updated for a period of three years (or, if earlier, such time as all the shares covered thereby have been sold). We have also agreed that, at the end of such three year period, we will refile a new shelf registration upon the request of stockholders party to the 2009 Registration Rights Agreement holding at least 1% of our outstanding common stock at such time.

Piggyback Registration Rights

The holders of 70,533,187 shares of our common stock are entitled to certain “piggyback” registration rights with respect to shares of Class A common stock issuable upon conversion of such shares of Class B common stock.

In the event that we propose to register shares of Class A common stock under the Securities Act, either for our own account or for the account of other security holders, we will notify each stockholder party to the 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement that is, or will be at the anticipated time of effectiveness of the applicable registration statement, permitted to sell shares of its common stock under the applicable lock-up provisions contained in the 2007 Stockholders’ Agreement, the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement of our intention to effect such a registration and will use our reasonable best efforts to include in such registration all shares requested to be included in the registration by each such stockholder, subject to certain marketing and other limitations.

Following our decision in May 2017 to file a shelf registration statement on Form S-3 pursuant to Rule 415 of the Securities Act, we notified the stockholders party to the 2009 Registration Rights Agreement and the 2007 Registration Rights Agreement of our intention to file a shelf registration statement and gave such stockholders the right to “piggyback” and register shares of Class A common stock and shares of Class A common stock issuable upon conversion of shares of Class B common stock owned by them and eligible to be sold under the applicable lock-up agreements on the shelf registration statement. Certain stockholders party to the 2009 Registration Rights Agreement elected to exercise their piggyback registration rights with respect to 8,470 shares of Class A common stock and 15,607,761 shares of Class A common stock issuable upon conversion of shares of Class B common stock, and certain stockholders party to the 2007 Registration Rights Agreement elected to exercise their piggyback registration rights with respect to 12,654,050 shares of Class A common stock issuable upon conversion of shares of Class B common stock, and those shares were included in the Form S-3 shelf registration statement that we filed on May 22, 2017.

On May 22, 2017 and August 8, 2017, entities affiliated with Goldman Sachs & Co. LLC sold, respectively, 4,000,000 and 8,654,050 shares of Class A common stock issuable upon conversion of shares of Class B common stock pursuant to the May 2017 shelf registration statement. Additionally, (a) in November 2017, (i) the Pritzker Family Foundation sold to the Company pursuant to a repurchase transaction and into the public market pursuant to Rule 144 an aggregate of 1,830,094 shares of Class A common stock issuable upon conversion of shares of Class B common stock, (ii) a trust and a limited partnership for the benefit of Daniel F. Pritzker and/or certain of his lineal descendants sold into the public market pursuant to Rule 144 an aggregate of 111,003 shares of Class A common stock and 218,897 shares of Class A common stock issuable upon conversion of shares of Class B common stock, respectively, and (iii) a trust for the benefit of Penny Pritzker and/or certain of her lineal descendants sold into the public market pursuant to Rule 144 an aggregate of 600,000 shares of Class A common stock issuable upon conversion of shares of Class B common stock, (b) in January 2018, trusts and limited partnerships for the benefit of Daniel F. Pritzker and/or certain of his lineal descendants sold into the public market pursuant to Rule 144 an aggregate of 135,100 shares of Class A common stock issuable upon conversion of shares of Class B common stock and (c) in February 2018, the Anthony N. Pritzker Family Foundation sold into the public market pursuant to Rule 144 an aggregate of 122,094 shares of Class A common stock issuable upon conversion of shares of Class B common stock. After giving effect to these sales transactions, as of March 23, 2018, 12,599,043 shares of the 28,270,281 shares originally registered for resale on the May 2017 shelf registration statement pursuant to piggyback registration rights continue to be eligible to be sold pursuant to the May 2017 shelf registration statement during the 12 month period commencing November 5, 2017 through November 4, 2018 under the lock-up restrictions contained in the Amended and Restated Global Hyatt

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Agreement and the Amended and Restated Foreign Global Hyatt Agreement. Furthermore, as a result of these sale transactions, entities affiliated with Goldman Sachs & Co. LLC and the Pritzker Family Foundation no longer hold any shares registered for resale on the May 2017 shelf registration statement pursuant to piggyback registration rights and the Anthony N. Pritzker Family Foundation currently holds fewer shares than are registered for it for resale on the May 2017 shelf registration statement pursuant to piggyback registration rights. Subsequent to November 4, 2018, and assuming no further sales, 13,664,043 shares of 28,270,281 shares originally registered for resale on the May 2017 shelf registration statement pursuant to piggyback registration rights will continue to be eligible to be sold pursuant to the May 2017 shelf registration statement. Additional shares may be registered on the shelf registration statement in the future as such shares are eligible to be sold in accordance with the registration rights agreements and lock-up restrictions.

Expenses of Registration, Restrictions and Indemnification

We will pay all registration expenses, including the legal fees of one counsel for all holders under the 2007 Registration Rights Agreement and one counsel for all holders under the 2009 Registration Rights Agreement, other than underwriting discounts, commissions and transfer taxes, in connection with the registration of any shares of Class A common stock pursuant to any demand registration, Form S-3 demand or piggyback registration described above. Under the 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement, if a request for a demand registration or Form S-3 demand registration is withdrawn at the request of the majority of the holders of registrable securities requested to be registered, the holders of registrable securities who have withdrawn such request shall forfeit such demand registration or Form S-3 demand registration unless those holders pay or reimburse us for all of the related registration expenses.

The demand, Form S-3 demand and piggyback registration rights are subject to customary restrictions such as blackout periods and any limitations on the number of shares to be included in the underwritten offering imposed by the managing underwriter. The 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement also contain customary indemnification and contribution provisions.

Other Agreements, Transactions and Arrangements

In 2017, we paid Yapmo, Inc. (now doing business as Konverse) $125,000 for an annual license fee in connection with certain web-based communications tools on Hyatt’s internal communications network. Pritzker family business interests own a minority interest in Konverse.

Pursuant to our common stock repurchase program, (i) in September 2017, we repurchased a total of 1,813,459 shares of Class B common stock at a price of $59.2875 per share, for an aggregate purchase price of approximately $108 million, and (ii) in November 2017, we repurchased a total of 675,978 shares of Class B common stock at a price of $68.6468 per share, for an aggregate of approximately $46 million, and a total of 600,000 shares of Class B common stock at a price of $69.4146 per share, for an aggregate of approximately $42 million, in each case from entities owned indirectly by trusts for the benefit of certain Pritzker family members in a privately-negotiated transaction.

In 2007, we established a Donor-Advised Fund through JP Morgan Private Bank and the National Philanthropic Trust, known as the Hyatt Community Grants Fund. Individuals and organizations are able to donate funds to the Hyatt Community Grants Fund and we recommend grant recipients of these funds through our Hyatt Community Program. The National Philanthropic Trust screens our recommended fund recipients and issues the funds to the approved recipients. In 2007, the Pritzker Foundation made a charitable contribution of $10 million to the Hyatt Community Grants Fund, payable in annual installments of $2.5 million over four years, commencing in 2007. Mr. Thomas J. Pritzker is a director and vice president. Mr. Jason Pritzker is the son of Mr. Thomas J. Pritzker. In 2017, the Hyatt Community Grants Fund made grants of $364,500 to various not-for-profit organizations.

A partner of Latham & Watkins LLP, Michael A. Pucker, is the brother-in-law of Mr. Thomas J. Pritzker. Mr. Jason Pritzker is the son of Mr. Thomas J. Pritzker. In 2017, we made aggregate payments of $3,188,672 to Latham & Watkins LLP for legal services.

During 2016, Marshall E. Eisenberg was a trustee of certain trusts for the benefit of Mr. Thomas J. Pritzker, and/or his lineal descendants. Mr. Jason Pritzker is the son of Mr. Thomas J. Pritzker. In 2017, we made aggregate payments of $360,902 to Neal, Gerber & Eisenberg LLP for legal services. Mr. Eisenberg is a partner in the law firm of Neal, Gerber & Eisenberg LLP.

Hyatt Hotels Corporation    2018 Proxy Statement    61

Related Party Transaction Policy and Procedures

We have adopted a written policy regarding the review, approval and ratification of related party transactions. For purposes of our policy, a “related party transaction” is a material transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) we (including any of our subsidiaries) were, are or will be a participant and (ii) any related party had, has or will have a direct or indirect material interest. A transaction involving an amount exceeding $120,000 is presumed to be a material transaction, although transactions involving lesser amounts may be material based on the facts and circumstances. A direct or indirect material interest of a related party may arise by virtue of control or significant influence of the related party with respect to the transaction or by direct or indirect pecuniary interest in the transaction. A related party is any executive officer, director or a beneficial owner of more than 5% of our common stock, including any of their immediate family members and any other family member who might control or influence or who might be controlled or influenced by the foregoing persons because of his or her family relationship, any firm, corporation or other entity in which any of the foregoing persons is employed as an executive officer or is a general partner, managing member or principal or in a position of having control or significant influence or in which such person has a 5% or greater beneficial ownership interest, or any firm, corporation or other entity in which any director, executive officer, nominee or more than 5% beneficial owner is employed (whether or not as an executive officer). The principal elements of this policy are as follows:

•

For each related party transaction (other than pre-approved transactions as discussed below), the audit committee reviews the relevant facts and circumstances, such as the extent and materiality of the related party’s interest in the transaction, takes into account the conflicts of interest and corporate opportunity provisions of our Code of Ethics and either approves or disapproves the related party transaction.

•	Any related party transaction shall be consummated and shall continue only if the audit committee has approved or ratified such transaction in accordance with the policy.

•

If advance audit committee approval of a related party transaction requiring the audit committee’s approval is not practicable, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chairman of the audit committee, or if prior approval of the transaction by the chairman of the audit committee is not practicable, then the transaction may be preliminarily entered into by management, subject in each case to ratification of the transaction by the audit committee at the audit committee’s next regularly scheduled meeting; provided that if ratification shall not be forthcoming, management shall make all reasonable efforts to cancel or annul such transaction.

•

The Chief Financial Officer, or his designee, shall present to the audit committee each proposed related party transaction requiring the audit committee’s approval, including all relevant facts and circumstances relating thereto, shall update the audit committee as to any material changes to any approved or ratified related party transaction and shall provide a status report at least annually at a regularly scheduled meeting of the audit committee of all then active related party transactions.

•	No director may participate in approval of a related party transaction for which he or she is a related party.

Certain types of transactions have been designated pre-approved transactions under the policy, and as such are deemed to be approved or ratified, as applicable, by the audit committee. Such pre-approved transactions include: (i) executive and director compensation; (ii) certain ordinary course of business transactions; (iii) lodging transactions involving less than $250,000 provided the terms of which are no less favorable to us than those of similar transactions with unrelated third parties occurring during the same fiscal quarter and/or where the transaction is a result of an open auction process involving unrelated third-party bidders; (iv) ordinary course sales of timeshare, fractional or similar ownership interests at prices that are no lower than those available under our company-wide employee discount programs; (v) charitable contributions in amounts that would not require disclosure in our annual proxy statement or annual report under the NYSE corporate governance listing standards; (vi) transactions involving the rendering of legal services to us by the law firm of Latham & Watkins LLP to the extent such firm is associated with one or more related parties; and (vii) transactions where the rates or charges involved are determined by competitive bids. All of the transactions described above under Certain Relationships and Related Party Transactions were entered into prior to the adoption of this policy or were adopted or ratified in accordance with this policy.

62    Hyatt Hotels Corporation    2018 Proxy Statement

ARTICLE IX: MISCELLANEOUS

Availability of Annual Report on Form 10-K

A copy of our Annual Report on Form 10-K for the year ended December 31, 2017, which includes certain financial information about Hyatt, is enclosed together with this proxy statement. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 as filed with the SEC (exclusive of exhibits and documents incorporated by reference), may also be obtained for free by directing written requests to: Hyatt Hotels Corporation, Attention: Treasurer and Senior Vice President, Investor Relations and Corporate Finance, Hyatt Hotels Corporation, 150 North Riverside Plaza, Chicago, Illinois 60606 (telephone: 312-750-1234). Copies of exhibits and basic documents filed with the Annual Report on Form 10-K or referenced therein will be furnished to stockholders upon written request and payment of a nominal fee in connection with the furnishing of such documents. You may also obtain the Annual Report on Form 10-K over the Internet at the SEC’s website, www.sec.gov, or on our website, www.hyatt.com, under the heading “Investor Relations — SEC Filings.”

List of the Company’s Stockholders

A list of our stockholders as of March 23, 2018, the record date for the Annual Meeting, will be available for inspection at our corporate headquarters during ordinary business hours throughout the 10-day period prior to the Annual Meeting. The list of stockholders will also be available for such examination at the Annual Meeting.

Delivery of Proxy Materials to Households

We will send multiple copies of the Annual Report on Form 10-K, proxy statement, proxy card and Notice of Annual Meeting to households at which two or more stockholders reside. If you share an address with another stockholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:

1.	If your shares are registered in your own name, please contact our transfer agent by writing to them at EQ Shareowner Services, P.O. Box 64854, St. Paul, MN 55164-0854 (Attn: Hyatt Hotels Corporation Representative) or calling 1-800-468-9716.

2.	If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

Other Matters That May Come Before the Annual Meeting

Our board of directors knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named as proxies on the enclosed proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of Hyatt Hotels Corporation.

By Order of the Board of Directors

Mark S. Hoplamazian
President and Chief Executive Officer

Chicago, Illinois

April 5, 2018

Hyatt Hotels Corporation    2018 Proxy Statement    63

ADMITTANCE SLIP

HYATT HOTELS CORPORATION

2018 ANNUAL MEETING OF STOCKHOLDERS

Place:	150 North Riverside Plaza Chicago, Illinois 60606		2018 ANNUAL MEETING OF STOCKHOLDERS REMINDERS

Time:	May 16, 2018, 9:30 a.m., local time	1.	Please bring this admittance slip, your account statement, or other written proof of ownership of Hyatt Hotels Corporation stock. All attendees must also bring a picture I.D.
Photographs and videos taken at the Annual Meeting by or at the request of Hyatt may be used by Hyatt, and by attending the Annual Meeting, you waive any claim or rights with respect to those photographs and their use.
		2.	Additional security precautions will be taken. Bags, purses, and briefcases may be subject to inspection. To speed the process, please bring only the essentials.

		3.	Cameras, recording devices and other electronic devices are not allowed.

		4.	If you have any questions about attending the Annual Meeting, please call (312) 780-5353.

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

Vote by Internet, Telephone or Mail

24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named

proxies to vote your shares in the same manner as if

you marked, signed and returned your proxy card.

INTERNET/MOBILE – www.proxypush.com/h
Use the Internet to vote your proxy until 11:59 p.m. (CT) on Tuesday, May 15, 2018. Scan code below for mobile voting.

PHONE – 1-866-883-3382
Use a touch-tone telephone to vote your proxy until 11:59 p.m. (CT) on Tuesday, May 15, 2018.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

Please detach here

The Board of Directors unanimously recommends a vote “FOR” each of the nominees in Proposal 1, a vote “FOR” Proposal 2 and a vote “FOR” Proposal 3.

1. Election of directors:	01 Susan D. Kronick	03 Jason Pritzker	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees
02 Mackey J. McDonald

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Ratification of the Appointment of Deloitte & Touche LLP as Hyatt Hotels Corporation’s Independent Registered Public Accounting Firm for Fiscal Year 2018.	☐	For	☐	Against	☐	Abstain

3.	Approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules.	☐	For	☐	Against	☐	Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH DIRECTOR NOMINEE IN PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3.

Address Change? Mark box, sign, and indicate changes below: ☐	Date

Signature(s) in Box
Please sign exactly as your name(s) appears on the Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

HYATT HOTELS CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, May 16, 2018

9:30 a.m., local time

150 North Riverside Plaza

Chicago, Illinois 60606

Hyatt Hotels Corporation 150 North Riverside Plaza Chicago IL 60606	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders on May 16, 2018.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” each director nominee in Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3.

By signing the proxy, you revoke all prior proxies and appoint Mark S. Hoplamazian and Margaret C. Egan, and each of them, with full power of substitution, as proxies and attorneys-in-fact to vote your shares as directed with respect to each of the proposals shown on the reverse side and in their discretion (1) with respect to any other matters which may properly come before the Annual Meeting of Stockholders and any adjournment or postponement thereof and (2) for the election of such other candidate or candidates as may be nominated by the board of directors if any nominee named herein becomes unable to serve or for good cause will not serve. The proxy statement for the Annual Meeting of Stockholders contains a map showing the location of the meeting and information regarding admittance requirements for the meeting.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on May 16, 2018.

The proxy statement for the Annual Meeting of Stockholders and Annual Report

for the fiscal year ended December 31, 2017 are available at http://wfss.mobular.net/wfss/h/.

See reverse for voting instructions.